Filed Pursuant to Rule 433
                                                    Registration No.: 333-123990


             SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-OP1
                             FREE WRITING PROSPECTUS


                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES


The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS


   The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll -free 1-888-227-2275 ext. 2663.


   The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1260840/000091412105000730/0000914121-05-000730.txt.
------------------------------------------------------------------------------------------

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS


   Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

          THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS
                             DATED JANUARY 12, 2006
                 PROSPECTUS SUPPLEMENT DATED JANUARY [__], 2006
                       (To Prospectus dated May 20, 2005)

                                  $418,110,000
                                  (Approximate)

             Securitized Asset Backed Receivables LLC Trust 2006-OP1
                                 Issuing Entity
                    Securitized Asset Backed Receivables LLC
                                    Depositor
                                Barclays Bank PLC
                                     Sponsor
                         Option One Mortgage Corporation
                                    Servicer
               Mortgage Pass-Through Certificates, Series 2006-OP1

o Securitized Asset Backed Receivables LLC Trust 2006-OP1 is issuing certificates in 16 classes, but is offering only 12 classes through this prospectus supplement.

                                      Expected Ratings                              Average Life to       Principal Payment
             Expected Principal        (S&P/Moody's/             Pass-Through        Call/ Maturity           Window to
   Class         Amount(1)              Fitch/DBRS)                Rate((2))        (years)(3)(4)         Call/Maturity(3)(4)
------------------------------------------------------------------------------------------------------------------------------------
  A-2A         $130,061,000           AAA/Aaa/AAA/AAA        1 mo. LIBOR + [___]%      1.00/1.00           02/06-03/08 / 02/06-03/08
  A-2B         $55,586,000            AAA/Aaa/AAA/AAA        1 mo. LIBOR + [___]%      3.00/3.00           03/08-06/10 / 03/08-06/10
  A-2C         $55,476,000            AAA/Aaa/AAA/AAA        1 mo. LIBOR + [___]%      6.64/7.77           06/10-01/14 / 06/10-09/23
  M-1          $39,681,000          AA+/Aa1/AA+/AA(high)     1 mo. LIBOR + [___]%      5.32/5.87           05/09-01/14 / 05/09-05/20
  M-2          $35,901,000          AA+/Aa2/AA+/AA(high)     1 mo. LIBOR + [___]%      5.30/5.82           04/09-01/14 / 04/09-10/19
  M-3          $19,525,000              AA/Aa3/AA/AA         1 mo. LIBOR + [___]%      5.29/5.79           03/09-01/14 / 03/09-01/19
  M-4          $17,636,000           AA-/A1/AA-/AA(low)      1 mo. LIBOR + [___]%      5.28/5.75           03/09-01/14 / 03/09-07/18
  M-5          $15,746,000            A+/A2/A+/A(high)       1 mo. LIBOR + [___]%      5.28/5.72           03/09-01/14 / 03/09-01/18
  M-6          $12,597,000                A/A3/A/A           1 mo. LIBOR + [___]%      5.28/5.69           03/09-01/14 / 03/09-07/17
  B-1          $11,967,000           A-/Baa1/A-/A(low)       1 mo. LIBOR + [___]%      5.27/5.64           02/09-01/14 / 02/09-01/17
  B-2          $11,337,000        BBB+/Baa2/BBB+/BBB(high)   1 mo. LIBOR + [___]%      5.26/5.57           02/09-01/14 / 02/09-06/16
  B-3          $12,597,000            BBB/Baa3/BBB/BBB       1 mo. LIBOR + [___]%      5.26/5.49           02/09-01/14 / 02/09-11/15

------------------------
(1)   Subject to a variance of plus or minus 5%.
(2) The pass-through rate for each class of certificates will be equal to the sum of one month LIBOR plus a fixed margin, subject to caps on those pass-through rates as described in this prospectus supplement under "Summary--Description of the Certificates--Pass-Through Rates".
(3)   Pricing assumes 10% optional clean-up call is exercised.
(4)   Based on 100% of the applicable prepayment assumption.

Each class of certificates will receive monthly distributions of interest, principal or both, beginning on February 27, 2006.

Assets of the Issuing Entity--
o Closed end, adjustable- and fixed-rate subprime loans secured by first- or second-lien mortgages or deeds of trust on residential real properties.

Credit Enhancement--
o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions".

Interest Rate Support--
o An interest rate swap agreement with Barclays Bank PLC, as swap provider, for the benefit of the offered certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement"; and

o Two interest rate cap agreements with Barclays Bank PLC as cap provider, for the benefit of the Class M and Class B certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Cap Agreements".
--------------------------------------------------------------------------------
   You should consider carefully the risk factors beginning on page S-22 of this prospectus supplement and page 15 in the prospectus.

   The certificates will not represent obligations of Securitized Asset Backed Receivables LLC or any of its affiliates. Neither the depositor, the sponsor, nor any of their respective affiliates, will insure or guarantee distributions on the certificates of any series. No governmental agency or any other person will insure the certificates or the collateral securing the certificates.

   You should consult with your own advisors to determine if the offered certificates are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered certificates.
--------------------------------------------------------------------------------

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   We will not list the offered certificates on any national securities exchange or on any automated quotation system.

                                Barclays Capital

              Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus

   We provide information about the offered certificates for the series 2006-OP1 in two separate documents that progressively include more detail:

    o the accompanying prospectus dated May 20, 2005, which provides general information, some of which may not apply to the series 2006-OP1 certificates.

    o this prospectus supplement, which describes the specific terms of the series 2006-OP1 certificates.

   Sales of the offered certificates may not be completed unless you have received both this prospectus supplement and the prospectus. You are urged to read both this prospectus supplement and the prospectus in full.

   If the terms of the offered certificates vary between this prospectus supplement and the accompanying prospectus, then you should rely on the information in this prospectus supplement.

   Cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials are included to assist in locating further related discussions. The following table of contents and the table of contents in the accompanying prospectus provide the pages on which these captions are located.

   In this prospectus supplement, the terms "depositor", "we", "us" and "our" refer to Securitized Asset Backed Receivables LLC.

   All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

   For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

   The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

   The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

   Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                Table of Contents

Prospectus Supplement                                     Page
---------------------                                    ------

Summary....................................................S-6
Risk Factors..............................................S-23
The Mortgage Loan Pool....................................S-39
      General.............................................S-39
      Prepayment Premiums.................................S-40
      Adjustable-Rate Mortgage Loans......................S-41
      The Index...........................................S-42
      Junior Liens........................................S-42
      The Aggregate Mortgage Loans........................S-43
      The Group I Mortgage Loans..........................S-45
      The Group II Mortgage Loans.........................S-46
      Credit Scores.......................................S-47
      Primary Mortgage Insurance..........................S-47
The Sponsor...............................................S-49
Static Pool Information...................................S-49
The Depositor.............................................S-50
The Issuing Entity........................................S-50
The Responsible Party.....................................S-50
      General.............................................S-50
      Underwriting Guidelines.............................S-52
The Servicer..............................................S-55
      General.............................................S-55
      Servicing Background and Portfolio..................S-55
      Business Strategy and Organizational Structure......S-55
      Default Management..................................S-56
      Training, Internal Controls and Compliance..........S-57
The Trustee...............................................S-57
The PMI Insurer...........................................S-59
The Interest Rate Cap and Swap Counterparty...............S-62
The Loan Performance Advisor..............................S-62
Description of the Certificates...........................S-62
      General.............................................S-62
      Book-Entry Registration.............................S-63
      Definitive Certificates.............................S-67
      Assignment of the Mortgage Loans....................S-67
      Delivery of Mortgage Loan Documents.................S-68
      Representations and Warranties Relating to the
       Mortgage Loans.....................................S-69
      Payments on the Mortgage Loans......................S-74
      Distributions.......................................S-76
      Administration Fees.................................S-76
      Priority of Distributions Among Certificates........S-77
      Distributions of Interest and Principal.............S-78
      Allocation of Principal Payments to Class A
       Certificates.......................................S-85
      Swap Account........................................S-85
      Calculation of One-Month LIBOR......................S-86
      Excess Reserve Fund Account.........................S-86
      Interest Rate Cap Agreements........................S-87
      Interest Rate Swap Agreement........................S-88
      Overcollateralization Provisions....................S-91
      Reports to Certificateholders.......................S-92
The Pooling and Servicing Agreement.......................S-94
      Subservicers........................................S-94
      Servicing and Trustee Fees and Other Compensation
       and Payment of Expenses............................S-94
      P&I Advances and Servicing Advances.................S-95
      Prepayment Interest Shortfalls......................S-96
      Servicer Reports....................................S-96
      Collection and Other Servicing Procedures...........S-97
      Hazard Insurance....................................S-98
      Primary Mortgage Insurance..........................S-98
      Realization Upon Defaulted Mortgage Loans...........S-99
      Removal and Resignation of the Servicer.............S-99
      Eligibility Requirements for Trustee; Resignation
       and Removal of Trustee............................S-101
      Termination; Optional Clean-up Call................S-101
      Certain Matters Regarding the Depositor,
       the Servicer and the Trustee......................S-103
      Amendment..........................................S-104
Prepayment and Yield Considerations......................S-104
      Structuring Assumptions............................S-104
      General............................................S-112
      Defaults in Delinquent Payments....................S-112
      Prepayment Considerations and Risks................S-112
      Overcollateralization Provisions...................S-114
      Subordinated Certificates..........................S-115
      Effect on Yields Due to Rapid Prepayments..........S-115
      Weighted Average Lives of the LIBOR Certificates...S-116
      Decrement Tables...................................S-116
      Hypothetical Available Funds and Supplemental
       Interest Rate Cap Table...........................S-123
      Final Scheduled Distribution Date..................S-128
Federal Income Tax Considerations........................S-128
      General............................................S-128
      Taxation of Regular Interests......................S-129

      Status of the LIBOR Certificates...................S-129
      The Basis Risk Contract Component..................S-130
      Other Matters......................................S-131
State and Local Taxes....................................S-131
ERISA Considerations.....................................S-132
Legal Investment.........................................S-134
Legal Matters............................................S-134
Reports to Certificateholders............................S-134
Ratings..................................................S-135
Glossary.................................................S-136
ANNEX I   CERTAIN U.S. FEDERAL INCOME TAX
          DOCUMENTATION REQUIREMENTS.....................I-1
ANNEX II  INTEREST RATE CAP SCHEDULES....................II-1
ANNEX III INTEREST RATE SWAP NOTIONAL AMOUNT
          AMORTIZATION SCHEDULE..........................III-1
SCHEDULE  A COLLATERAL TERM SHEET........................A-1
ANNEX I   CERTAIN U.S. FEDERAL INCOME
          TAX DOCUMENTATION REQUIREMENTS.................I-1
ANNEX II  INTEREST RATE CAP SCHEDULES....................II-1
ANNEX III INTEREST RATE SWAP NOTIONAL AMOUNT
          AMORTIZATION SCHEDULE..........................III-1
SCHEDULE A - COLLATERAL TERM SHEET.......................A-1

                                     SUMMARY

   This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.

Relevant Parties

Sponsor...................... Barclays Bank PLC, a public limited company registered in England and Wales under number
                              1026167. The registered head office of the sponsor is located at 1 Churchill Place, London, E14 5HP. The sponsor maintains a branch office at 200 Park Avenue, New York, New York 10166. The telephone number of the New York branch is (212) 412-4000. For further information regarding the sponsor, see "The Sponsor" in this prospectus supplement.

Depositor.................... Securitized Asset Backed Receivables LLC, the
                              depositor, is a limited liability company organized under the laws of Delaware. The principal executive office of the depositor is located at 200 Park Avenue, New York, New York 10166, and its telephone number is (212) 412-4000. The depositor is a direct wholly owned subsidiary of Barclays Bank PLC. For further information regarding the depositor, see "The Depositor" in this prospectus supplement.

Issuing Entity............... Securitized Asset Backed Receivables LLC Trust
                              2006-OP1, a trust that will be formed pursuant to a pooling and servicing agreement, dated as of January 1, 2006, by and among the depositor, Option One Mortgage Corporation, in its capacities as the servicer and as the responsible party, the loan performance advisor and the trustee.

Originator, Responsible Party

  and Servicer............... Option One Mortgage Corporation, a California
                              corporation. The principal executive office of Option One Mortgage Corporation is located at 3 Ada, Irvine, California 92618, and its telephone number is (949) 790-3600. See "The Mortgage Loan Pool--Underwriting Guidelines" and "The Servicer" in this prospectus supplement.

                              Option One Mortgage Corporation will act as servicer of the loans and, in that capacity, will:

                              (1) provide customary servicing functions with respect to the loans pursuant to a pooling and servicing agreement among the depositor, Option One Mortgage Corporation, in its capacity as the servicer and as the responsible party, the Loan Performance Advisor and the trustee;

                              (2)  provide certain reports to the trustee; and

                              (3)  make certain advances.

Trustee...................... Wells Fargo Bank, National Association, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 and (ii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager - SABR 2006-OP1, and its telephone number is (410) 884-2000. For further information regarding the trustee, see "The Trustee" in this prospectus supplement.

Loan Performance Advisor..... MortgageRamp, Inc., a Delaware corporation. The principal executive office of the loan performance advisor is located at 7000 Central Parkway, Suite 800, Atlanta, Georgia 30328, and its telephone number is (800) 773-4577. See "The Loan Performance Advisor" in this prospectus supplement.

Swap and Cap Provider........ Barclays Bank PLC, a public limited company registered in England and Wales under number
                              1026167. The registered head office of Barclays Bank PLC is located at 1 Churchill Place, London, E14 5HP. Barclays Bank PLC maintains a branch office at 200 Park Avenue, New York, New York 10166. The telephone number of the New York branch is (212) 412-4000. See "Description of the Certificates--Interest Rate Cap Agreements" and "--Interest Rate Swap Agreement" in this prospectus supplement.

PMI Insurer.................. Radian Guaranty Inc., a Pennsylvania corporation.
                              The principal office of Radian Guaranty Inc. is located at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103, and its telephone number is (215) 231 1000. For a description of the PMI Insurer, see "The PMI Insurer" in this prospectus supplement.

Rating Agencies.............. Dominion Bond Rating Service, Fitch, Inc., Moody's
                              Investors Service, Inc. and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., will issue ratings with respect to the certificates.

                              The following diagram illustrates the various parties involved in the transaction and their functions.

                             |------------------------|
                             |Option One Mortgage     |
                             |Corporation (Originator)|
                             |------------------------|
                                      |
                                      |    Loans
                                      |
                                      V
                             |------------------------|
                             |Barclays Bank PLC       |
                             |(Sponsor)               |
                             |------------------------|
                                      |
                                      |    Loans
                                      |
                                      V
                             |------------------------|
                             |Securitized Asset Backed|
                             |Receivables LLC         |
                             |(Depositor)             |
                             |------------------------|
                                      |
                                      |    Loans
                                      |                               |--------------------------|
                                      V                               |Radian Guaranty Inc. (PMI |
                             |-------------------------|   |----      |Insurer)                  |
                             |Securitized Asset Backed |   |          |--------------------------|
                             |Receivables LLC Trust    |---
                             |2006-OP1 (Issuing Entity)|   |
                                                           |
                             |-------------------------|   |          |------------------------|
                                                           |          |Option One Mortgage     |
                                                           |----      |Corporation (Servicer)  |
                                                           |          |------------------------|
                                                           |
                                                           |          |------------------------|
                                                           |          |Barclays Bank PLC,      |
                                                           |          |(Interest Rate Cap and  |
                                                           |----      |Swap Provider)          |
                                                           |          |------------------------|
                                                           |
                                                           |          |------------------------|
                                                           |          |Wells Fargo Bank, N.A.  |
                                                           |----      |(Trustee)               |
                                                                      |------------------------|

Relevant Dates

Cut-off Date................. January 1, 2006.

Closing Date................. On or about January 26, 2006.

Final Scheduled Distribution
  Date....................... The distribution date occurring in October 2035.

Distribution Date............ Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in February 2006, to the holders of record on the preceding record date.

                              The record date for the certificates will be the business day preceding the related distribution date, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month immediately preceding the related distribution date.

Assets of the Pool

The Mortgage Loans........... The mortgage loans to be included in the trust will be adjustable- and fixed-rate subprime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by the sponsor from Option One Mortgage Corporation and certain of its affiliates. Option One Mortgage Corporation will make certain representations and warranties relating to the mortgage loans.

                              On the closing date, the sponsor will sell the mortgage loans to the depositor and depositor will sell the mortgage loans to the trust. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date was approximately $1,259,700,972, of which approximately 84.12% of the mortgage loans are adjustable-rate mortgage loans and approximately 15.88% are fixed-rate mortgage loans. Approximately 22.85% of the mortgage loans are interest-only for a period of five years.

                              Approximately 99.32% of the mortgage loans are first-lien mortgage loans, and approximately 0.68% of the mortgage loans are second-lien mortgage loans.

                              The information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of mortgage loans that are 30 to 59 days delinquent (as defined in this prospectus supplement) comprising approximately 0.46% of the mortgage loans and mortgage loans that are 60 to 89 days delinquent comprising approximately 0.67% of the mortgage loans.

                              The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 353 months as of the cut-off date and have the following approximate characteristics as of the cut-off date:

                              Range of mortgage
                              rates:                  4.990% to     13.000%

                              Weighted average
                              mortgage rate:          7.427%

                              Range of gross
                              margins of
                              adjustable-rate
                              mortgage loans:         3.000% to      9.750%

                              Weighted average
                              gross margin of
                              adjustable-rate
                              mortgage loans:         5.602%

                              Range of minimum
                              mortgage rates of
                              adjustable-rate
                              mortgage loans:         4.600% to     12.720%

                              Weighted average
                              minimum mortgage
                              rate of
                              adjustable-rate
                              mortgage loans:         7.446%

                              Range of maximum
                              mortgage rates of
                              adjustable-rate
                              mortgage loans:        10.990% to     19.500%

                              Weighted average
                              maximum mortgage
                              rate of
                              adjustable-rate
                              mortgage loans:         13.451%
                              Range of principal    $ 39,286  to    $1,470,620
                              balances:             $180,888
                              Average principal
                              balance:

                              Range of combined
                              original
                              loan-to-value ratios:   10.00%  to    100.00%

                              Weighted average
                              combined original
                              loan-to-value ratio:    79.80%

                              Weighted average
                              next rate adjustment
                              date of
                              adjustable-rate
                              mortgage loans:       October 2007
                              Geographic            California:    18.63%
                              concentration in      Florida:       11.11%
                              excess of 5%:         New York:       8.80%
                                                    Massachusetts:  6.50%
                                                    New Jersey:     5.89%
                                                    Texas:          5.60%

                              For purposes of calculating principal
                              distributions on the Class A certificates and for purposes of calculating the allocation of certain interest shortfalls to the LIBOR certificates, in each case as described in detail in this prospectus supplement, the mortgage loans will be divided into two subpools, designated as "group I mortgage loans" and as "group II mortgage loans." The group I mortgage loans will consist only of those mortgage loans with principal balances that conform to Freddie Mac and Fannie Mae guidelines. The group II mortgage loans will consist of all other remaining mortgage loans. Information about the characteristics of the mortgage loans in each group is described under "The Mortgage Loan Pool" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates represent interests in all the mortgage loans.

                              The interest rate on each six-month LIBOR indexed mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

                              For the adjustable-rate mortgage loans, the first adjustment date generally will occur only after initial periods of approximately six months, two years, three years or five years, as more fully described under "The Mortgage Loan Pool" in this prospectus supplement. For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Description of the Certificates

Offered Certificates......... The Securitized Asset Backed Receivables LLC Trust
                              2006-OP1 will issue the Mortgage Pass-Through Certificates, Series 2006-OP1. Twelve classes of the certificates -- the Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates -- are being offered to you by this prospectus supplement. The offered certificates, together with the Class A-1 certificates are referred to as the "LIBOR certificates" in this prospectus supplement.

Other Certificates........... The trust will also issue four other classes of certificates -- the Class A-1, Class X, Class P and Class R certificates -- which will not be offered by this prospectus supplement.

                              The Class A-1 certificates will have an initial aggregate principal balance of approximately $799,390,000. The Class A-1 certificates initially evidence an interest of approximately 63.46% of the aggregate scheduled principal balance of the mortgage loans in the trust.

                              The Class X certificates will have an initial aggregate principal balance of approximately $42,200,972 which is approximately equal to the initial overcollateralization required by the pooling and servicing agreement. The Class X certificates initially evidence an interest of approximately 3.35% of the aggregate scheduled principal balance of the mortgage loans in the trust.

                              The Class P certificates will not have an aggregate principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

                              The certificates will represent fractional undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Structure.................... The following chart illustrates the distribution priorities and the subordination features applicable to the LIBOR and Class X certificates.

                                       ---------------------------------
                                                              Class A-2A
                                        Class A-1             Class A-2B
                                                              Class A-2C
                                       ---------------------------------
                                                   Class M-1
                                             -----------------------

                                                   Class M-2
                                             -----------------------

                                                   Class M-3
                                             -----------------------

                                                   Class M-4
                       Accrued               -----------------------
                       certificate                                        Losses
                       interest, then              Class M-5
                       principal             -----------------------

                                                   Class M-6
                                             -----------------------

                                                   Class B-1
                                             -----------------------

                                                   Class B-2
                                             -----------------------

                                                   Class B-3
                                             -----------------------

                                                    Class X
                                             -----------------------

Pass-Through Rates........... The pass-through rates for each class of LIBOR certificates will be equal to the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates as described under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Interest Accrual Period...... Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period, which, for any distribution date, will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

Distribution Priorities...... Distributions are required to be made to certificateholders on a monthly basis on each distribution date. The available funds for any distribution date will consist of the total of all payments or other collections, or advances in lieu of the payments, on or in respect of the mortgage loans that are available for distributions of interest on and principal of the certificates, net of any fees and expenses of the servicer, the trustee, the loan performance advisor and the PMI insurer.

                              On each distribution date, the trustee will be required to apply the available funds for that date for the following purposes and in the following order of priority:

                              (i) from the portion of the available funds allocable to interest payments on the mortgage loans, (a) first, certain payments owed to the swap provider, to the swap account, (b) second, concurrently, to the Class A-1 certificates and the Class A-2 certificates, their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, payable first from the interest payments on the mortgage loans in the loan groups related to those classes of certificates, and (c) third, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, their accrued certificate interest;

                              (ii)(A) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospects supplement) (a) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (b) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective class certificate balances have been reduced to zero;

                              (B) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (a) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the Class A certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero, and (b) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, in each case, the lesser of the remaining portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero; and

                              (iii) any amount remaining after the distributions in clauses (i) and (ii) above, (a) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, any unpaid interest amounts and principal amounts written down from prior distribution dates for those classes, (b) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (c) third, from any payments from the interest rate cap agreement for the Class M certificates, an amount equal to any unpaid basis risk carry forward amount with respect to the Class M certificates for that distribution date, allocated first, among the Class M certificates, pro rata, based upon their respective class certificate balances only with respect to those Class M certificates with an outstanding basis risk carry forward amount, and next, any remaining amounts to the Class M certificates, pro rata, based on any basis risk carry forward amounts remaining unpaid, (d) fourth, from any payments from the interest rate cap agreement for the Class B certificates, an amount equal to any unpaid basis risk carry forward amount with respect to the Class B certificates for that distribution date, allocated first, among the Class B certificates, pro rata, based upon their respective class certificate balances only with respect to those Class B certificates with an outstanding basis risk carry forward amount, and next, any remaining amounts to the Class B certificates, pro rata, based on any basis risk carry forward amounts remaining unpaid, in order to reimburse such unpaid amounts; (e) fifth, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carry forward amounts with respect to the LIBOR certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective class certificate balances and then based on their respective basis risk carry forward amounts, (f) sixth, to the swap provider or the Class P, Class X or Class R certificates, any remaining amounts.

                              Principal payments on the Class A-1 certificates will generally be made from principal payments on the group I mortgage loans. Principal payments on the Class A-2A, Class A-2B and Class A-2C certificates will generally be made from the group II mortgage loans. However, on and after the distribution date on which the aggregate class certificate balances of the Class A certificates in either Class A certificate group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that distribution date will be distributed to the holders of the Class A certificates in the other Class A certificate group remaining outstanding.

                              Any principal distributions allocated to the Class A-2 certificates are required to be distributed first to the Class A-2A certificates, until their class certificate balance has been reduced to zero, then to the Class A-2B certificates, until their class certificate balance has been reduced to zero, and then to the Class A-2C certificates, until their class certificate balance has been reduced to zero. However, on and after the distribution date on which the aggregate class certificate balances of the Class M and Class B certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A-2 certificates are required to be allocated pro rata among the Class A-2A, Class A-2B and Class A-2C certificates, based on their respective class certificate balances

                              "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the later to occur of (i) the earlier to occur of (a) the distribution date in February 2009 and (b) the distribution date following the distribution date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to approximately 34.80% of the aggregate stated principal balance of the mortgage loans for that distribution date.

                              "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means either a "cumulative loss trigger event" or a "delinquency trigger event." A "cumulative loss trigger event" with respect to any distribution date means the circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related due period divided by the aggregate stated principal balance of the mortgage loans as of the cut-off date exceeds the applicable cumulative loss percentages described in the definition of "Cumulative Loss Trigger Event" in the "Glossary of Terms" included in this prospectus supplement. A "delinquency trigger event" with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related due period, equals or exceeds the applicable percentages described in the definition of "Delinquency Trigger Event" included in the "Glossary of Terms."

                              In addition to the distributions set forth above, distributions will be required to be made to certificateholders from any payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under "Description of the Certificates - Swap Account" in this prospectus supplement.

Registration and Denominations
  of the Certificates........ The LIBOR certificates initially will be issued in book-entry form, in minimum denominations of $25,000 and integral multiples of $1 in excess of that amount. However, one certificate of each class may be issued in a greater or lesser amount. The LIBOR certificates are sometimes referred to as book-entry certificates. No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing the person's interest in the trust fund, except under limited circumstances as described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. See "Description of the Certificates--Book-Entry Registration" in this prospectus supplement.

Credit Enhancement........... The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

                              o overcollateralization in the initial amount of approximately 3.35% of the aggregate scheduled principal balance of the mortgage loans (subject to reduction in certain circumstances);

                              o the use of excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain required overcollateralization;

                              o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and the allocation of losses on the mortgage loans to the most subordinate classes of certificates; and

                              o primary mortgage insurance covering not less than 71.72% of the mortgage loans with original loan-to-value ratios in excess of 60%.

Primary Mortgage Insurance... A loan-level primary mortgage insurance, or PMI, policy issued by Radian Guaranty Inc. will be obtained on behalf of the trust fund for not less than 71.72% of the mortgage loans with original loan-to-value ratios in excess of 60%. However, such primary mortgage insurance will provide only limited protection against losses on defaulted mortgage loans.

                              See "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

Interest Rate Swap Agreement. On the closing date, the trust will enter into an interest rate swap agreement with Barclays Bank PLC, the swap provider. Barclays Bank PLC is rated "Aa1" by Moody's Investors Service, Inc., is rated "AA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and is rated "AA+" by Fitch. Under the interest rate swap agreement, with respect to the first 54 distribution dates the trust will pay to the swap provider a fixed payment at a rate of [4.840%] per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount set forth on the schedule attached as Annex III to this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Swap Account" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in July 2010.

                              For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

Interest Rate Cap Agreements. The Class M certificates and the Class B certificates will have the benefit of interest rate cap agreements provided by Barclays Bank PLC, as cap provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the closing date.

                              An interest rate cap agreement relating to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates will have an initial notional amount of approximately $14,108,600. In connection with the first 37 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate as of that distribution date and (ii) a specified cap ceiling rate over a specified cap strike rate and (b) the product of the Class M cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

                              An interest rate cap agreement relating to the Class B-1, Class B-2 and Class B-3 certificates will have an initial notional amount of approximately $3,590,100. In connection with the first 37 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate as of that distribution date and (ii) a specified cap ceiling rate over a specified cap strike rate and (b) the product of the Class B cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

                              The specified cap ceiling rates, cap strike rates, notional amounts and index rate multiplier for each interest rate cap agreement are set forth on Annex II to this prospectus supplement.

                              Amounts, if any, payable under any interest rate cap agreement with respect to any distribution date will be used to cover shortfalls in payments of interest on the certificates to which the interest rate cap agreement relates, if the pass-through rates on those certificates are limited for any of the first 37 distribution dates due to the caps on their pass-through rates described in this prospectus supplement.

Servicing Standard; Advances. Option One Mortgage Corporation will act as servicer and will be obligated to service and administer the mortgage loans on behalf of the trust. The servicer has agreed to service the loans on a "scheduled/scheduled" basis. This means the servicer is responsible for advancing scheduled payments of principal and interest in accordance with the pooling and servicing agreement. The servicer has also agreed to cause the loans to be serviced

                              o with the same care as it customarily employs in servicing and administering similar loans for its own account,

                              o in accordance with accepted mortgage servicing practices of prudent lending institutions and mortgage servicers that service similar mortgage loans and

                              o giving due consideration to the interests of holders of all classes of certificates.

                              The servicer will be required to advance delinquent payments of principal and interest on the loans and advance any property protection expenses relating to the loans. The trustee solely in its capacity as successor servicer will advance its own funds to make advances if the servicer fails to do so (unless it deems the advances to be nonrecoverable) as required under the pooling and servicing agreement. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. The servicer (and the trustee as successor servicer and any other successor servicer, if applicable) will not be required to make any advance that it determines would be nonrecoverable. The servicer will also be required to pay compensating interest to cover prepayment interest shortfalls to the extent of its servicing fee.

                              See "The Servicer" in this prospectus supplement.

Servicer, Trustee, Loan
 Performance Advisor and
 PMI Insurer Fees.............The servicer is entitled, with respect to each mortgage loan, to a monthly servicing fee, which will be retained by the servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee will be an amount equal to interest at one twelfth of a rate equal to (i) 0.30% per annum with respect to each distribution date in February 2006 through November 2006, (ii) 0.40% per annum with respect to each distribution date in December 2006 through July 2008, and (iii) 0.65% per annum with respect to each remaining distribution date, with respect to each mortgage loan.

                              The trustee is entitled, with respect to each mortgage loan, to a monthly trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.005% on the stated principal balance of each mortgage loan.

                              The loan performance advisor is entitled, with respect to each mortgage loan, to a monthly fee, which will be remitted to the loan performance advisor monthly by the trustee from amounts on deposit in the collection account. The loan performance advisor fee will be an amount equal to one twelfth of a rate not greater than 0.015% on the stated principal balance of each mortgage loan.

                              The PMI insurer is entitled, with respect to each mortgage loan, to a monthly premium, which will be remitted to the PMI Insurer monthly by the servicer from amounts on deposit in the collection account. The PMI premium will be an amount equal to one twelfth of a rate not greater than 1.10% on the stated principal balance of each mortgage loan.

Optional Termination
  of the Trust............... Subject to the satisfaction of the conditions described under "The Pooling and Servicing
                              Agreement--Termination; Optional Clean-up Call" in this prospectus supplement, the majority holders in the aggregate of the Class X certificates may, at their option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. That purchase of the mortgage loans would result in the payment on that distribution date of the final distribution on the certificates.

Required Repurchase or
  Substitution of
  Mortgage Loans............. The responsible party has made or will make certain representations regarding the mortgage loans. If with respect to any mortgage loan any of the representations and warranties made by the responsible party are breached in any material respect as of the date made, or there exists any uncured material document defect, the responsible party will be obligated to repurchase, or substitute for, the mortgage loan as further described under "Description of the Certificates -- Representations and Warranties Relating to Mortgage Loans" and "--Delivery of Mortgage Loan Documents" in this prospectus supplement.

Federal Tax Aspects.......... Cadwalader, Wickersham & Taft LLP is acting as tax counsel to the depositor and is of the opinion that:

                              o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes and

                              o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

ERISA Considerations......... Subject to the conditions described under "ERISA
                              Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code.

                              In making a decision regarding investing in any class of offered certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Legal Investment............. The offered certificates will not constitute
                              "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May

                              Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings...................... In order to be issued, the offered certificates must be assigned ratings not lower than the following by Dominion Bond Rating Service, Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.:

                                Class     S&P     Moody's   Fitch     DBRS
                                -----     ---     -------   -----     ----
                                A-2A      AAA       Aaa      AAA       AAA
                                A-2B      AAA       Aaa      AAA       AAA
                                A-2C      AAA       Aaa      AAA       AAA
                                M-1       AA+       Aa1      AA+    AA(high)
                                M-2       AA+       Aa2      AA+    AA(high)
                                M-3        AA       Aa3       AA       AA
                                M-4       AA-       A1       AA-     AA(low)
                                M-5        A+       A2        A+     A(high)
                                M-6        A        A3        A         A
                                B-1        A-      Baa1       A-     A(low)
                                B-2       BBB+     Baa2      BBB+   BBB(high)
                                B-3       BBB      Baa3      BBB       BBB

                              A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies. The ratings set forth above do not take into account the existence of the interest rate cap agreements.

                                  RISK FACTORS

   In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of mortgage loans that are 30 to 59 days delinquent (as defined in this prospectus supplement) comprising approximately 0.46% of the mortgage loans and mortgage loans that are 60 to 89 days delinquent comprising approximately 0.67% of the mortgage loans.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

   The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

   The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased use of new mortgage loan products by borrowers may result in decline in real estate values generally.

   In recent years, borrowers have increasingly financed their homes with new mortgage loan products including interest-only loans and negative amortization loans, which in many cases have allowed them to purchase homes that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the securities, and your investment in the securities, may not perform as you anticipate.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

   Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

   In particular, the following approximate percentages of mortgage loans on the cut-off date were secured by mortgaged properties located in the following states:

   Aggregate Mortgage Loans

    California              Florida                New York
    ---------------         -----------------      -------------------
    18.63%                  11.11%                 8.80%


    Massachusetts           New Jersey             Texas
    ---------------         -----------------      -------------------
    6.50%                   5.89%                  5.60%


   Group I Mortgage Loans

    California               Florida                New York
    ---------------         -----------------      -------------------
    12.60%                   11.97%                 7.23%


    Massachusetts            Texas                  New Jersey
    ---------------         -----------------      -------------------
    7.16%                    6.29%                  5.88%


   Group II Mortgage Loans

    California               New York               Florida
    ---------------         -----------------      -------------------
    38.61%                   13.99%                 8.25%


    New Jersey
    ---------------
    5.89%

   Because of the relative geographic concentration of the mortgaged properties within certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

   o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you expect.

   o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you expect.

   o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

   o The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

   o Approximately 70.28% of the group I mortgage loans and approximately 77.79% of the group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one to three years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

   o Option One Mortgage Corporation, the responsible party may be required to purchase mortgage loans from the trust in the event certain breaches of its representations and warranties occur or certain material document defects occur, which in each case, have not been cured. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

   o The majority holders in the aggregate of the Class X certificates may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

   o As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the LIBOR certificates and are likely to influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the LIBOR certificates.

   o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

   o The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class M and Class B certificates generally are not entitled to receive (unless the aggregate principal balance of the Class A certificates has been reduced to zero) any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in February 2009. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the Class M and Class B certificates may continue (unless the aggregate principal balance of the Class A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the LIBOR certificates. The weighted average lives of the Class M and Class B certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class M and Class B certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

   o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the LIBOR certificates.

   o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. All of the mortgage loans were originated less than 14 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

   o The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M certificates and, to a lesser degree, the holders of the Class B certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

   o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

   The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the LIBOR certificates. After taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees payable by the trust. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest generated by the mortgage loans will be used to maintain overcollateralization at the required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next risk factor, will affect the amount of excess interest that the mortgage loans will generate:

   o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

   o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

   o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

   o All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, approximately 0.53% of adjustable-rate mortgage loan do not have an initial fixed rate period, the first adjustment of the interest rates for approximately 88.10% of the adjustable-rate mortgage loans will not occur until two years after the date of origination, the first adjustment of the interest rates for approximately 3.90% of the adjustable-rate mortgage loans will not occur until three years after the date of origination, the first adjustment of the interest rates for approximately 7.41% of the adjustable-rate mortgage loans will not occur until five years after the date of origination and the first adjustment of the interest rates for approximately 0.07% of the adjustable-rate mortgage loans will not occur until fifteen years after the date of origination. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average interest rate of the mortgage loans reduced for net payments to the swap provider in the applicable mortgage loan group less certain fees payable by the trust, in the case of the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates, or the weighted average interest rate reduced for net payments to the swap provider of the subordinate portions of the mortgage loans in both mortgage loan groups less certain fees payable by the trust, in the case of the Class M and Class B certificates.

   o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

   o Investors in the LIBOR certificates, and particularly the Class B certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of mortgage rates and other factors on the pass-through rates of the LIBOR certificates.

   The LIBOR certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins, but are subject to certain limitations. Those limitations on the pass-through rates for the LIBOR certificates are, in part, based on the weighted average of the interest rates on the mortgage loans reduced for net payments to the swap provider and net of certain fees payable by the trust.

   A variety of factors, in addition to those described in the previous risk factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

   o The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month LIBOR index. All of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and, as discussed in the previous risk factor, most of the adjustable-rate mortgage loans will not have the first adjustment to their mortgage rates until six months, two years, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the LIBOR certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

   o Six-month LIBOR may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on certain of the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

   o The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on certain of the adjustable-rate mortgage loans adjust less frequently and are also subject to maximum interest rate caps and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

   o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

   o If the pass-through rates on the LIBOR certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans, in the case of the Class M and Class B certificates, and the weighted average net interest rates of the group II mortgage loans, in the case of the Class A-2 certificates (in each case, reduced for net payments to the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. In addition, these shortfalls may be recovered from net payments from the swap provider. These shortfalls suffered by the Class M and Class B certificates may also be covered by amounts payable under the interest rate cap agreements relating to the Class M and Class B certificates. However, we cannot assure you that these funds, if available, will be sufficient to fully cover these shortfalls.

Some of the mortgage loans have an initial interest-only period, which may result in increased delinquencies and losses.

   Approximately 22.85% of the mortgage loans have an initial interest-only period of five years. During the interest-only period, the payment made by the related mortgagor will be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the offered certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

   After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the offered certificates.

   Mortgage loans with an initial interest-only period are relatively new in the subprime mortgage marketplace. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a greater expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in full of a balloon loan depend on the borrower's ability to refinance the balloon loan or sell the mortgaged property.

   Approximately 1.28% and 4.21% of the group I mortgage loans and the group II mortgage loans, respectively, will not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments, i.e., balloon payments, at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon the borrower's ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

   o  the level of available interest rates at the time of sale or refinancing;

   o  the borrower's equity in the related mortgaged property;

   o  the financial condition of the mortgagor;

   o  tax laws;

   o  prevailing general economic conditions; and

   o  the availability of credit for single family real properties generally.

Effect on yields due to rapid prepayments; no assurance of amounts received under the interest rate swap agreement.

   Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the pass-through rates on the offered certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

   In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

   Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds [4.840]%. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

   See "Description of the Certificates--Distributions of Interest and Principal," "--Swap Account" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

   When a voluntary principal prepayment is made by the mortgagor on a mortgage loan (excluding any payments made upon liquidation of any mortgage loan), the mortgagor is charged interest on the amount of prepaid principal only up to the date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the prepayment period - generally, from the 16th day of the month prior to the month in which the distribution occurs through the 15th day of the month in which that distribution date occurs -in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with a voluntary principal prepayment and thirty days' interest on the amount of the prepayment, but only to the extent those shortfalls are not covered by prepayment interest excesses resulting from prepayments that occur from the first day of the distribution date month through the 15th day of that month and only to the extent of the servicing fees for that distribution date.

   If the servicer fails to make such compensating interest payments or the shortfall exceeds the sum of the servicing fees and prepayment interest excesses for any distribution date, there will be fewer funds available for the distribution of interest on the certificates. In addition, no such payments from the servicer or prepayment interest excesses will be available to cover prepayment interest shortfalls resulting from involuntary prepayments such as a liquidation of a defaulted mortgage loan. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The weighted average lives and the yields to maturity on the Class M and Class B Certificates are sensitive to mortgagor defaults and losses on the mortgage loans.

   The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of overcollateralization following distributions on the related distribution date, will reduce the aggregate principal balance of the Class B-3, the Class B-2, the Class B-1, the Class M-6, the Class M-5, the Class M-4, the Class M-3, the Class M-2 and the Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class M or Class B certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   Unless the aggregate principal balances of the Class A certificates have been reduced to zero, the Class M and Class B certificates will not be entitled to any principal distributions until at least February 2009 or a later date as provided in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class M and Class B certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class M and Class B certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

   In addition, the multiple class structure of the Class M and Class B certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of Class M and Class B certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the Class M and Class B certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

   Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

   Approximately 0.68% of the mortgage loans as of the cut-off date are secured by second-lien mortgages which are subordinate to the rights of the holder of the related senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage loan may not foreclose on the mortgaged property securing such mortgage loan unless it either pays the entire amount of the senior mortgage loan to the senior mortgage lender at or prior to the foreclosure sale or undertakes the obligation to make payments on the senior mortgage loan in the event of a default under the senior mortgage loan. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

   An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

Bankruptcy of the depositor or the sponsor may delay or reduce collections on loans

   Each of the depositor and the sponsor may be eligible to become a debtor under the United States Bankruptcy Code. If the depositor or the sponsor were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage assets that support the certificates constitute property of the debtor, or whether they constitute property of the issuing entity. If the bankruptcy court were to determine that the mortgage assets constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders. The mortgage assets would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage assets from the sponsor to the depositor and from the depositor to the issuing entity are treated as true sales, rather than pledges, of the mortgage assets.

   The transactions contemplated by this prospectus supplement and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers should be treated as true sales, and not as pledges. The mortgage assets should accordingly be treated as property of the issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

   However, we cannot assure you that a bankruptcy court would not recharacterize the transfers as borrowings of the depositor or the sponsor secured by pledges of the mortgage assets. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize the transfers were to be denied, delays in payments on the mortgage assets and resulting delays or losses on the certificates could result.

Bankruptcy of borrowers may adversely affect distributions on certificates.

   The application of federal and state laws, including bankruptcy and debtor relief laws, may interfere with or adversely affect the ability to realize on the properties, enforce deficiency judgments or pursue collection litigation with respect to defaulted loans. As a consequence, borrowers who have defaulted on their loans and sought, or are considering seeking, relief under bankruptcy or debtor relief laws will have substantially less incentive to repay their loans. As a result, these loans will likely experience more severe losses, which may be total losses and could therefore increase the risk that you will suffer losses.

Bankruptcy of other parties may adversely affect distributions on certificates.

   The depositor intends to treat the transfer of the loans to the trust as an absolute transfer and not as a secured lending arrangement. In this event, the loans would not be part of the depositor's bankruptcy estate if a bankruptcy occurred and would not be available to the depositor's creditors. If the depositor becomes insolvent, it is possible that the bankruptcy trustee or a creditor of the depositor may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans. This position, if accepted by a court, could prevent timely distributions of amounts due on the certificates and result in a reduction of distributions on the certificates.

   If a bankruptcy or insolvency of the servicer occurs, the bankruptcy trustee or receiver may have the power to prevent the trustee or the depositor from appointing a successor servicer.

   In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize on its security. See "Certain Legal Aspects of Residential Loans" in the prospectus.

High loan-to-value ratios increase risk of loss.

   Mortgage loans with higher loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 35.70% and 40.67% of the group I mortgage loans and group II mortgage loans, respectively, had loan-to-value ratios at origination or, with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80% but not more than 100%. Although approximately 77.21% and 60.34% of the group I mortgage loans and group II mortgage loans, respectively, with original loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) of 80% or greater, have primary mortgage insurance, we cannot assure you that the primary mortgage insurance coverage will be adequate to cover any losses that might be experienced by those mortgage loans.

   Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties or the actual value of such mortgaged properties.

Violation of various federal, state and local laws may result in losses on the mortgage loans.

   There has been an increased focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

   Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

   The mortgage loans are also subject to federal laws, including:

   o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

   o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

   o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

   Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

   Option One Mortgage Corporation will represent that each mortgage loan sold by it is in compliance with applicable federal and state laws and regulations. In addition, Option One Mortgage Corporation will represent that none of the mortgage loans sold by it or its affiliates is covered by the Home Ownership and Equity Protection Act of 1994 or is classified as "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law. In the event of a breach of any of such representations, Option One Mortgage Corporation will be obligated to cure such breach or repurchase or replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Option One Mortgage Corporation may not be able to repurchase defective mortgage loans.

   Option One Mortgage Corporation will make various representations and warranties related to the mortgage loans. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   If Option One Mortgage Corporation fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then Option One Mortgage Corporation would be required to repurchase or substitute for the defective mortgage loan. It is possible that Option One Mortgage Corporation may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons. The inability of Option One Mortgage Corporation to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Additional risks associated with Option One Mortgage Corporation.

   In July 2004, Option One Mortgage Corporation was named as defendant and served with a class action complaint filed by Larry and Brandi Freitag, as plaintiffs, in the Third Judicial Circuit Court in Madison County, Illinois. The complaint alleges breach of contract, or in the alternative unjust enrichment, and violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Specifically, the plaintiffs allege that Option One Mortgage Corporation improperly retained an extra day of per diem interest on residential mortgage loans by charging per diem interest up to and including the date of payoff. The class is defined as all persons in the United States who paid interest on or after the day of payoff and who did not receive a refund from Option One Mortgage Corporation of the interest charged on or after the day of payoff. This action is one of several actions filed earlier against other lenders by the same attorneys on a similar basis in the same court. In one such action, the court granted the defendant's motion to dismiss the plaintiff's claims of defendant's violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Plaintiffs have agreed to settle their individual claims; plaintiffs' counsel has a motion pending to continue prosecution of the class action. Plaintiff's counsel filed a motion to substitute Larry and Pamela Smith as plaintiffs, which was granted. Option One Mortgage Corporation filed a motion to compel arbitration.

   On March 15, 2005, Option One Mortgage Corporation entered into an agreement with the United States Attorney's Office for the Eastern District of Pennsylvania memorializing various revisions and enhancements to its fraud detection and prevention policies and procedures as a result of an investigation of allegations that independent mortgage brokers had committed fraud in loans submitted to Option One Mortgage Corporation. The United States Attorney's Office made no finding that Option One Mortgage Corporation itself violated any law or regulation.

   In April 2005, Option One Mortgage Corporation was named as a defendant and served with a class action complaint filed by Carol Vines and Virginia Loucile Henderson, as plaintiffs, in the United States District Court for the Eastern District of Texas, Lufkin Division. The complaint alleges that the Texas Constitution prohibits lenders from making variable rate home equity loans and seeks forfeiture of all Texas variable rate home equity loans made prior to December 30, 2003 in which the monthly payment amount changed when the interest rate changed. Texas' state courts have dismissed two similar suits filed by plaintiffs' counsel. On September 27, 2005, plaintiff, Henderson voluntarily dismissed her claim. Pending before the Court is Option One Mortgage Corporation's motion to dismiss the remaining plaintiff or in the alternative to compel arbitration.

   In September 2005, Option One Mortgage Corporation was named as a defendant and served with a class action complaint filed by Pamela Phillips, as plaintiff, in the United States District Court for the

Central District of California, Southern Division. The complaint alleges that Option One Mortgage Corporation's affiliate H&R Block Mortgage Corporation willfully obtained the plaintiffs consumer credit report without a "permissible purpose" as defined in the federal Fair Credit Reporting Act and without the plaintiff having authorized such access or initiated a transaction. Option One Mortgage Corporation is named as a defendant under the theory that H&R Block Mortgage Corporation is its alter-ego.

Failure of servicer to perform may adversely affect distributions on certificates.

   The amount and timing of distributions on the certificates generally will be dependent on the servicer to perform its servicing obligations in an adequate and timely manner. See "The Servicer" in this prospectus supplement. If the servicer fails to perform its servicing obligations, this failure may result in the termination of the servicer. That termination with its transfer of daily collection activities will likely increase the rates of delinquencies, defaults and losses on the loans. As a result, shortfalls in the distributions due on your certificates could occur.

The swap agreement and the interest rate cap agreements are subject to counterparty risk.

   The assets of the trust will include an interest rate swap agreement that will require the swap provider to make certain payments for the benefit of the holders of the LIBOR certificates and interest rate cap agreements that will require the cap provider to make certain payments for the benefit of the holders of the Class M and Class B certificates. To the extent that payments on the offered certificates depend in part on payments to be received by the trustee under these agreements, the ability of the trustee to make such payments on such classes of certificates will be subject to the credit risk of the swap provider and the cap provider.

The credit rating of the swap provider could affect the rating of the LIBOR certificates

   Barclays Bank PLC, the swap provider under the interest rate swap agreement, is rated "AA+" by Fitch, Inc., "AA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "Aa1" by Moody's Investors Service, Inc. The ratings on the LIBOR certificates are dependent in part upon the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the LIBOR certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the LIBOR certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

Limitations on and exclusions from primary mortgage insurance coverage.

   Approximately 93.17% and 94.05% of the mortgage loans in group I and group II, respectively, had original loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) greater than 60%, calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement. On the closing date, a loan-level primary mortgage insurance policy will be acquired from Radian Guaranty Inc. on behalf of the trust, providing initial insurance coverage for not less than 76.38% and 56.41% of those mortgage loans in group I and group II, respectively, with original loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) greater than 60%. However, this policy is subject to various limitations and exclusions. As a result, coverage may be limited or denied on some mortgage loans. In addition, since the amount of coverage depends on the loan-to-value ratio of the mortgaged property at origination of the mortgage loan, a decline in the value of the related mortgaged property will not result in increased coverage, and the trust may still suffer a loss on a covered mortgage loan. Accordingly, this policy will provide only limited protection against losses on the mortgage loans. See "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

Effect of creditworthiness of primary mortgage insurer on ratings of the LIBOR certificates.

   The ratings assigned to the LIBOR certificates by the rating agencies will be based in part on the credit ratings assigned to Radian Guaranty Inc., the insurer providing the primary mortgage insurance coverage. The credit ratings assigned to the insurance company could be qualified, reduced or withdrawn at any time. Any qualification, reduction or withdrawal of the ratings assigned to either of those insurance companies could result in reduction of the ratings assigned to the LIBOR certificates, which could in turn affect the liquidity and market value of the LIBOR certificates. See "The PMI Insurer" in this prospectus supplement.

External events may increase the risk of loss on the mortgage loans.

   In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. The servicer will not cover shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act or similar state laws. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the depositor, the underwriter, the trustee, the servicer, the responsible party or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and "Material Legal Aspects of the Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

   Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

   In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, there is no assurance that such a defense would be successful.

The certificates are obligations of the trust only.

   The certificates will not represent an interest in or obligation of the depositor, the sponsor, the underwriter, Option One Mortgage Corporation, the trustee or any of their respective affiliates. Neither the LIBOR certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, Option One Mortgage Corporation, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust (including the interest rate cap agreements for the benefit of the Class M certificates and the Class B certificates, the interest rate swap agreement and the Radian Guaranty Inc. primary mortgage insurance policy covering certain of the mortgage loans) will be the sole source of payments on the LIBOR certificates, and there will be no recourse to the depositor, the sponsor, the underwriter, Option One Mortgage Corporation, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your investment may not be liquid.

   The underwriter intends to make a secondary market in the LIBOR certificates, but it will have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

   The secondary markets for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

   The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequence to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The ratings on your certificates could be reduced or withdrawn.

   Each rating agency rating the LIBOR certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the LIBOR certificates, the liquidity and market value of the affected certificates is likely to be reduced.

LIBOR certificates may not be suitable investments.

   The LIBOR certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The LIBOR certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

                             THE MORTGAGE LOAN POOL

   The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pool of mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of the delinquencies referred to under "--General" below. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the cut-off pool of mortgage loans described in this prospectus supplement.

General

   The trust will primarily consist of approximately 6,964 conventional, subprime, adjustable- and fixed-rate, fully-amortizing, first-lien and second-lien residential mortgage loans with original terms to maturity from the first scheduled payment due date of not more than 30 years, having an aggregate scheduled principal balance of approximately $1,259,700,972 as of the cut-off date. The mortgage loans in the trust were acquired by the sponsor from Option One Mortgage Corporation or its affiliates. Option One Mortgage Corporation previously originated or acquired the mortgage loans and sold them to its affiliates.

   The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. Because, in general, such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten to a higher standard.

   Approximately 15.88% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 84.12% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

   All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens on residential properties consisting of one-to-four family dwelling units, individual condominium units, manufactured housing or individual units in planned unit developments.

   Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

   Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

   Approximately 36.85% of the mortgage loans have original loan-to-value ratios at origination, or with respect to second- lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80%. The "loan-to-value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or
(z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

   The "combined loan-to-value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of the second- lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or (z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

   The "combined effective loan to value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of the second- lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, less initial primary mortgage insurance coverage through the PMI Insurer (if any), at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or (z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

   None of the mortgage loans are covered by existing primary mortgage insurance policies. With respect to mortgage loans representing not less than 71.72% of the mortgage loans with original loan-to-value ratios at origination (or with respect to second- lien mortgage loans, combined loan-to-value ratios at origination) in excess of 60% (the "60+ LTV Loans"), initial primary mortgage insurance coverage through the PMI Insurer will be acquired, as described below under "--Primary Mortgage Insurance" in this prospectus supplement. All of these mortgage loans covered by the PMI insurance policy are first-lien mortgage loans.

   As of the cut-off date, approximately 0.46% of the mortgage loans were 30 to 59 days Delinquent and approximately 0.67% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments. "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan.

   All of the mortgage loans are fully amortizing, except with respect to approximately 1.96% of the mortgage loans that are balloon mortgage loans.

Prepayment Premiums

   Approximately 72.02% of the mortgage loans provide for payment by the borrower of a prepayment premium or charge (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one to three years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of 3 years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR certificates.

   The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if such waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan or the Prepayment Premium is not permitted to be collected under applicable law.

Adjustable-Rate Mortgage Loans

   All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related mortgage rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date").

   The first adjustment of the interest rates for approximately 88.02% and 0.08% of the adjustable-rate mortgage loans will occur after an initial period of approximately two years following origination (the "2/28 Adjustable Rate Mortgage Loans" and "2/13 Adjustable Rate Mortgage Loans," respectively), or in the case of approximately 3.90% of the adjustable-rate mortgage loans, approximately three years following origination (the "3/27 Adjustable Rate Mortgage Loans") or in the case of approximately 7.41% of the adjustable-rate mortgage loans, approximately five years following origination (the "5/25 Adjustable Rate Mortgage Loans"). In addition, the first adjustment of the interest rates for approximately 0.07% of the adjustable-rate mortgage loans will occur after an initial period of approximately fifteen years following origination (the "15/15 Adjustable Rate Mortgage Loans") and approximately 0.53% of the adjustable-rate mortgage loans will adjust after an initial period of six months (the "6-Month Adjustable Rate Mortgage Loans"). Approximately 20.02% of the adjustable-rate mortgage loans are interest-only loans for the first five years and have their first adjustment of interest rates after an initial period of approximately two years (the "2/28 5-Year Interest-Only Loans"), approximately 0.98% of the adjustable-rate mortgage loans are interest-only mortgage loans for the first five years and have their first adjustment of interest rates after an initial period of approximately three years (the "3/27 5-Year Interest-Only Loans") and approximately 5.06% of the adjustable-rate mortgage loans are interest-only mortgage loans for the first five years and have their first adjustment of interest rates after an initial period of approximately five years (the "5/25 5-Year Interest-Only Loans"). On each Adjustment Date for an adjustable-rate mortgage loan, the mortgage rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the Loan Index and a fixed percentage amount (the "Gross Margin"), provided, that, all the mortgage rates on each such adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage (ranging from 1.000% to 2.000%) specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum mortgage rate over the life of such mortgage loan (the "Maximum Rate") or be less than a specified minimum mortgage rate over the life of such mortgage loan (the "Minimum Rate"). The mortgage rate will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"); the Initial Caps range from 1.000% to 3.000% for all of the adjustable-rate mortgage loans. Effective with the first monthly payment due on each adjustable-rate mortgage loan after each related Adjustment Date, or following the interest-only period in the case of the interest-only loans, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the mortgage rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the Loan Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable mortgage rate to a fixed mortgage rate.

The Index

   With respect to all of the adjustable-rate mortgage loans, the Loan Index used in determining the related mortgage rates is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index"), as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or
(3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Loan Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Junior Liens

   Approximately 0.68% of the mortgage loans are secured by second-liens on the related mortgaged properties. The range of combined loan-to-value ratios at origination of these second-lien mortgage loans is approximately 35.85% to 100.00%, and the weighted average combined loan-to-value ratio at origination of these second-lien mortgage loans is approximately 83.10%. The range of credit scores at origination of these second-lien mortgage loans is approximately 515 to 762 and the weighted average credit score at origination of these second-lien mortgage loans is approximately 605.

The Aggregate Mortgage Loans

   The mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of mortgage loans.......................     $1,259,700,972
Principal balance of fixed-rate mortgage loans............       $199,983,466
Principal balance of adjustable-rate mortgage loans.......     $1,059,717,505
   Mortgage Rates:
     Weighted average.....................................              7.427%
     Range................................................   4.990% to 13.000%
   Margin:
     Weighted average of the adjustable-rate mortgage
     loans................................................              5.602%
     Range................................................    3.000% to 9.750%
Weighted average months to roll of adjustable-rate
mortgage loans (in months)................................                 21
Weighted average remaining term to maturity (in months)...                353
Weighted average remaining interest-only term of
interest-only loans (in months)...........................                 54

   The scheduled principal balances of the mortgage loans range from approximately $39,286 to approximately $1,470,620. The mortgage loans had an average scheduled principal balance of approximately $180,888.

   The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the mortgage loans is approximately 79.80% and approximately 36.85% of the mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, the combined loan-to-value ratios) at origination exceeding 80%.

   Mortgage loans representing not less than 71.72% of the mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

   Approximately 99.32% of the mortgage loans are secured by first liens. Approximately 0.68% of the mortgage loans are secured by second liens.

   As of the cut-off date, approximately 0.46% of the mortgage loans were 30 to 59 days Delinquent and approximately 0.67% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

   No more than approximately 0.21% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

   The responsible party will represent that

   o none of the mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law;

   o none of the mortgage loans had a prepayment penalty period at origination in excess of three years;

   o none of the mortgage loans originated on or after October 1, 2002 and on or prior to March 6, 2003 is governed by the Georgia Fair Lending Act; and

   o in connection with the origination of the mortgage loans, no proceeds from a mortgage loan were used to finance a single-premium credit life insurance policy.

   See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

   The group I mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of group I mortgage loans...............          $967,784,242
Principal balance of group I fixed-rate mortgage loans....          $139,606,364
Principal balance of group I adjustable-rate mortgage               $828,177,878
loans.....................................................
   Mortgage Rates:
     Weighted average.....................................                7.474%
     Range................................................     4.990% to 11.950%
   Margin:
     Weighted average of the adjustable-rate mortgage                     5.687%
     loans................................................
     Range................................................      3.000% to 9.500%
Weighted average months to roll of adjustable-rate                            21
mortgage loans (in months)................................
Weighted average remaining term to maturity (in months)...                   353
Weighted average remaining interest-only term of                              54
interest-only loans (in months)...........................

   The scheduled principal balances of the group I mortgage loans range from approximately $39,286 to approximately $643,078. The group I mortgage loans had an average scheduled principal balance of approximately $159,700.

   The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the group I mortgage loans is approximately 79.75% and approximately 35.70% of the group I mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

   Mortgage loans representing not less that 76.38% of the group I mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

   Approximately 99.58% of the group I mortgage loans are secured by first liens. Approximately 0.42% of the group I mortgage loans are secured by second liens.

   As of the cut-off date, approximately 0.53% of the group I mortgage loans were 30 to 59 days Delinquent and approximately 0.52% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

   No more than approximately 0.22% of the group I mortgage loans are secured by mortgaged properties located in any one zip code area.

   The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

   The group II mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of group II mortgage loans.................       $291,916,730
Principal balance of group II fixed-rate mortgage loans......        $60,377,102
Principal balance of group II adjustable-rate mortgage              $231,539,627
loans........................................................
    Mortgage Rates:
     Weighted Average........................................             7.273%
     Range...................................................  5.250% to 13.000%
   Margin:
     Weighted Average of the adjustable-rate mortgage loans..             5.297%
     Range...................................................   3.000% to 9.750%
Weighted average months to roll of adjustable-rate                            23
mortgage loans (in months)...................................
Weighted average remaining term to maturity (in months)......                352
Weighted average remaining interest-only term of
interest-only loans (in months)..............................                 54

   The scheduled principal balances of the group II mortgage loans range from approximately $48,622 to approximately $1,470,620. The group II mortgage loans had an average scheduled principal balance of approximately $322,917.

   The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the group II mortgage loans is approximately 79.93% and approximately 40.67% of the group II mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

   Mortgage loans representing not less than 56.41% of the group II mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

   Approximately 98.49% of the group II mortgage loans are secured by first liens. Approximately 1.51% of the group II mortgage loans are secured by second liens.

   As of the cut-off date, approximately 0.24% of the group II mortgage loans were 30 to 59 days Delinquent and approximately 1.17% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

   No more than approximately 0.78% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

   The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

   Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

   The tables on Schedule A attached to this prospectus supplement set forth certain information as to the Credit Scores of the related mortgagors obtained in connection with the origination of each mortgage loan.

Primary Mortgage Insurance

   Approximately 93.38% of the mortgage loans are 60+ LTV Loans. See "The Mortgage Loan Pool--General" in this prospectus supplement. None of the mortgage loans are covered by existing primary mortgage insurance policies. A loan level primary mortgage insurance policy (such policy, together with the related commitment letter, the "PMI Policy") will be acquired on or prior to the closing date with respect to mortgage loans representing not less than 71.72% of the 60+ LTV Loans from Radian Guaranty Inc. (the "PMI Insurer"). All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

   The PMI Policy covers not less than 71.72% of the 60+ LTV Loans. The PMI Policy will insure against default (subject to certain exclusions from coverage) under each covered mortgage loan in an amount equal to a percentage of the unpaid principal balance of the mortgage loan equal to 100% minus a fraction, expressed as a percentage, equal to (x) 60% over (y) the loan-to-value ratio of the mortgage loan at origination, minus any existing primary mortgage insurance coverage.

   The PMI Policy only covers first lien mortgage loans that meet certain underwriting criteria. The PMI Policy is required to remain in force with respect to each covered mortgage loan until (i) the principal balance of such mortgage loan is paid in full or liquidated, (ii) optional termination of the trust occurs or (iii) any other event specified in the PMI Policy occurs that allows for the termination of such PMI Policy by the PMI Insurer. Such events include, but are not limited to, failure to pay the premium under the PMI Policy when due or to comply with any condition as required by the PMI Policy. No coverage of any mortgage loan under that policy is required where prohibited by applicable law.

   The PMI Policy generally requires that delinquencies on any covered mortgage loan must be reported to the PMI Insurer with 15 days after such loan is three months in default, and appropriate proceedings to the obtain title to the property securing the covered mortgage loan must be commenced within six months of default. The PMI Policy contains provisions substantially as follows: (i) for the insured to present a claim, the insured must have acquired and tendered to the PMI Insurer good and merchantable title to the property securing the covered mortgage loan, free and clear of all liens and encumbrances, including, but not limited to, any right of redemption by the mortgagor, unless such acquisition of good and merchantable title is excused under the terms of the PMI Policy; (ii) a claim generally includes unpaid principal, accrued interest to the date the claim is submitted to the PMI Insurer by the insured, and certain expenses;
(iii) when a claim is presented, the PMI Insurer will have the option of either
(A) paying the claim in full and taking title to the property securing the covered mortgage loan or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the covered mortgage loan; (iv) claims generally must be filed within 60 days after the insured has acquired good and merchantable title to the property securing the covered mortgage loan; and (v) a claim generally must be paid within 60 days after the claim is filed by the insured.

   Unless approved in writing by the PMI Insurer, the servicer on behalf of the insured under the PMI Policy may not make any change in the terms of the covered mortgage loan, including the borrowed amount, interest rate, term or amortization schedule of the covered mortgage loan; nor make any change in the property or other collateral securing the covered mortgage loan; nor release any mortgagor under the covered mortgage loan from liability. If a covered mortgage loan is assumed with the servicer on behalf of the insured's approval, then the PMI Insurer's liability for coverage generally will terminate as of the date of such assumption, unless the PMI Insurer approves the assumption in writing.

   The PMI Policy specifically excludes coverage of: (i) any claim resulting for a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; (ii) any claim, if the mortgage, deed of trust or other similar instrument did not provide the servicer on behalf of the insured at origination with a first lien on the property securing the covered mortgage loan; and (iii) certain claims involving or arising out of any breach by the insured of its representations and warranties under, or its failure to comply with the terms of, the PMI Policy.

   In issuing the PMI Policy, the PMI Insurer has relied upon certain information and data regarding the mortgage loans furnished to it. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the mortgage loan, including, but not limited to, misrepresentation by the borrower, lender or other persons involved in the origination of such mortgage loan or the application for insurance; (ii) failure to construct a property securing a mortgage loan in accordance with specified plans or (iii) physical damage to a property securing a mortgage loan.

   The preceding description of the PMI Policy is only a brief summary of the provisions, terms and conditions of the PMI Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Policy, a copy of which is available upon request from the trustee and which will be an exhibit to the pooling and servicing agreement to be filed with the Securities and Exchange Commission.

   The premiums payable to the PMI Insurer (including any state and local taxes on those premiums) for coverage of each insured mortgage loan will be paid by the servicer from interest collections on the mortgage loans as described under "Description of the Certificates--Distributions of Interest and Principal." These premiums are calculated at the per annum rate described under "Description of the Certificates--Administration Fees" in this prospectus supplement (including any state and local taxes on those premiums) (the "PMI Fee Rate") multiplied by to the scheduled principal balance of each mortgage loan insured under such PMI Policy.

                                   THE SPONSOR

   The sponsor is Barclays Bank PLC, a public limited company registered in England and Wales and regulated by the United Kingdom's Financial Services Authority, incorporated in 1925. ("Barclays"). Barclays is the parent of the depositor and an affiliate of Barclays Capital Inc. Barclays is a wholly-owned subsidiary of Barclays PLC. The registered head office of Barclays is located at 1 Churchill Place, London, E14 5HP. Barclays maintains a branch office at 200 Park Avenue, New York, New York 10166 and its telephone number is (212) 412-4000. Barclays provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. Barclays does not currently service loans. Instead, Barclays contracts with other entities to service the loans on its behalf.

   Barclays acquires residential mortgage loans through bulk purchases, generally consisting of mortgage loan pools greater than $500 million. Prior to acquiring any residential mortgage loans, Barclays conducts a review of the related mortgage loan seller that is based upon the credit quality of the selling institution. Barclay's review process may include reviewing select financial information for credit and risk assessment and conducting an underwriting guideline review, senior level management discussion and/or background checks. The scope of the loan due diligence varies based on the credit quality of the mortgage loans.

   The underwriting guideline review entails a review of the mortgage loan origination processes and systems. In addition, such review may involve a consideration of corporate policy and procedures relating to state and federal predatory lending, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and/or material investors.

   Barclays has been the sponsor of securitizations backed by residential mortgage loans, including subprime mortgage loans, since April 2004. The following table describes the approximate initial principal amount of securities issued in subprime mortgage loan securitizations sponsored by Barclays since April 2004.

                                         Approximate
                                       Principal Amount
                           Year         of Securities
                   ----------------    -----------------
                     2004                  $8.41 billion
                     2005                  $10.24 billion

   As a sponsor, Barclays acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor or another entity that acts in a similar capacity as the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with Barclays Capital Inc., Barclays works with rating agencies, loan sellers and servicers in structuring the securitization transaction.

                             STATIC POOL INFORMATION

   Information concerning fixed- and adjustable-rate subprime mortgage loans purchased by the sponsor and that are secured by first- or second-lien mortgages or deeds of trust in residential real properties is available on the internet at the sponsor's website, http://www.sabrllc.com/Sabr2006op1.html. On this website, you can view summary information regarding all of the mortgage loans purchased by the sponsor, for each month in each prior year in which the sponsor acquired mortgage loans of the type described above, and delinquency, cumulative loss, and prepayment information with respect to those mortgage loans on a monthly basis. These mortgage loans were acquired by the sponsor from different mortgage loans sellers under various underwriting guidelines and subjected to due diligence review standards and tolerances which may have changed over time. The characteristics of the mortgage loans acquired by the sponsor in a given period vary from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the mortgage loans previously purchased by the sponsor described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of the mortgage loans previously purchased by the sponsor is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

   In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 200 Park Avenue, New York, New York 10166,
Attention: Ray Vohra, telephone number (212) 412-4000.

   The information available on the website relating to any mortgage loan purchased by the sponsor prior to January 1, 2006 is not deemed to be part of this prospectus, the accompanying prospectus supplement or the depositor's registration statement.

                                  THE DEPOSITOR

   The depositor is Securitized Asset Backed Receivables LLC, a Delaware limited liability company. The depositor is an indirect, wholly-owned subsidiary of the sponsor, Barclays, and is an affiliate of Barclays Capital Inc. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

                               THE ISSUING ENTITY

   Securitized Asset Backed Receivables Trust 2006-OP1, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The pooling and servicing agreement may be amended in certain circumstances. See "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                              THE RESPONSIBLE PARTY

General

   The information set forth in the following paragraphs has been provided by Option One Mortgage Corporation ("Option One").

   Option One, a California corporation, was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding such mortgage loans indirectly in the same month. Option One operates in 48 states and employs more than 5,800 associates. Option One's principal executive offices are located in Irvine, California.

   Option One is a wholly-owned subsidiary of Block Financial Corporation, which is in turn a wholly-owned subsidiary of H&R Block, Inc.

   Option One is a nationwide mortgage banking company engaged in the business of originating, servicing, selling and securitizing non-prime mortgage loans secured primarily by one-to-four family residences. Non-prime, or non-conforming, mortgage loans are those that do not conform to the underwriting guidelines generally required by Fannie Mae, Freddie Mac, or other government-sponsored loan agencies, particularly with respect to a borrower's debt-to-income ratio or credit history. Option One originates mortgage loans through two primary channels:

   o Wholesale - Option One's wholesale origination channel works with independent brokers throughout the U.S. to fund non-prime mortgage loans through a national branch network. Option One also forms partnerships with financial institutions, including national and regional banks, to allow them to offer non-prime loans. Wholesale originations represent the majority of Option One's total loan production.

o Retail - HRBMC, a wholly-owned subsidiary of Option One, originates prime, non-prime and government residential mortgage loans directly to retail consumers through various sales channels.

   The following table details Option One's originations by channel for the six months ended October 2005 and the fiscal years May 1st to April 30th, 2005, 2004 and 2003:


(Dollars in thousands)  Six Months Ended         Year Ended April 30
----------------------  ----------------  ------------------------------------
                          October 2005       2005          2004         2003
                          ------------    ----------   ----------   ----------
Wholesale.......          $20,616,187   $26,977,810   $20,150,992  $13,659,243
Retail..........           $2,892,250     4,023,914     3,105,021    2,918,378
                          ------------  ------------  -----------  -----------
     Total......          $23,508,437   $31,001,724   $23,256,013  $16,577,621
                          ============  ============  ===========  ===========

   Information regarding Option One's non-prime originations is as follows:


                           Six Months Ended      Year Ended April 30,
                           ----------------  ------------------------------
                           October 2005       2005      2004      2003
                           ----------------  ------   -------  ------------
Loan type:
   2-year ARM                    48.0%       61.6%     63.4%    70.3%
   3-year ARM                     2.1%        4.0%      5.2%     5.1%
   Fixed 1st                     16.0%       17.7%     28.7%    23.9%
   Fixed 2nd                      4.8%        3.8%      1.6%     0.7%
   Interest only                 26.4%       12.6%      0.7%      - %
   Other                          2.7%        0.3%      0.4%      - %
Loan purpose:
   Cash-out refinance            57.7%       63.5%     67.1%    64.9%
   Purchase                      36.1%       30.8%     26.0%    26.9%
   Rate or term refinance         6.2%        5.7%      6.9%     8.2%
Loan characteristics:
   Average loan size          $176,000    $160,000  $151,000 $144,000
   Weighted-average              80.8%       78.9%     78.1%    78.7%
loan-to-value
   Weighted-average FICO           626         614       608      604
   score

Underwriting Guidelines

   The Mortgage Loans will have been originated generally in accordance with Option One's Guidelines (the "Option One Underwriting Guidelines"). The Option One Underwriting Guidelines are primarily intended to assess the value of the mortgaged property, to evaluate the adequacy of such property as collateral for the mortgage loan and to assess the applicant's ability to repay the mortgage loan. The Mortgage Loans were also generally underwritten with a view toward resale in the secondary market. The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with customary Fannie Mae and Freddie Mac standards.

   On a case-by-case basis, exceptions to the Option One Underwriting Guidelines are made where compensating factors exist. Except as specifically stated herein, the Option One Underwriting Guidelines are the same for first lien mortgage loans and second lien mortgage loans.

   Each mortgage loan applicant completes an application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Option One Underwriting Guidelines require a credit report and, if available, a credit score on each applicant from a credit-reporting agency. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. A credit score is a statistical ranking of likely future credit performance developed by Fair, Isaac and Co., Inc. and made available through the three national credit data repositories--Equifax, TransUnion and Experian.

   Mortgaged properties that are to secure mortgage loans generally are appraised by qualified independent appraisers. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

   The Option One Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations and require Option One's underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal supports the loan balance. The maximum loan amount for mortgage loans originated under the origination programs varies by state and may be originated up to $1,400,000. Option One recognizes that an appraised value is an opinion and thus, allows for variances to the appraisal based on a review of such appraisal, the loan-to-value ratio ("LTV") and other risk factors. The maximum variance between the appraisal and a review of the appraisal is limited to (i) 10% for LTVs that are less than or equal to 85%, (ii) 5% for LTVs between 85.01% and 95%, and (iii) 3% for LTVs over 95%. References to LTV's in this section are based on loan balance (including the principal balance of the senior lien when referring to a second lien mortgage loan) relative to (a) in the case of a purchase money mortgage loan, the lesser of the appraised value or the sales price of the related mortgaged property, and (b) in the case of a refinance mortgage loan, the appraised value. There can be no assurance that the value of a mortgaged property estimated in any appraisal or review is equal to the actual value of such mortgaged property at the time of such appraisal or review. Furthermore, there can be no assurance that the actual value of a mortgaged property has not declined subsequent to the time of such appraisal or review.

   Option One Underwriting Guidelines require a reasonable determination of an applicant's ability to repay the loan. Such determination is based on a review of the applicant's source of income, calculation of a debt service-to-income ratio based on the amount of income from sources indicated on the loan application or similar documentation, a review of the applicant's credit history and the type and intended use of the property being financed.

   Except with respect to the No Documentation program that is described below, the Option One Underwriting Guidelines require verification or evaluation of the income of each applicant and, for purchase transactions, verification of the seasoning or source of funds (in excess of $2,500) required to be deposited by the applicant into escrow. The income verification required under Option One's various mortgage loan programs is as follows:

   Full Documentation, the highest level of income documentation, generally requires applicants to submit one written form of verification from the employer of stable income for at least 12 months. A wage-earner may document income by a current pay stub reflecting year to date income and applicant's most recent W-2 or IRS Form 1040. A self-employed applicant may document income with either the most recent federal tax returns or personal bank statements.

   Lite Documentation is for applicants who otherwise cannot meet the requirements of the full documentation program and requires applicants to submit 3 months' bank statements or a paystub as verification of income.

   Stated Income Documentation applicants are qualified based upon monthly income as stated on the mortgage loan application.

   No Documentation, which is only available under the AA+ credit grade, does not require any statement or proof of income, employment or assets. The credit decision is based on the borrower's credit score and credit trade lines.

   For wage earning borrowers, all documentation types require a verbal verification of employment to be conducted within 48 hours prior to funding.

   Latitude Advantage Program. The majority of Option One's loan originations are underwritten using its "Latitude Advantage" program guidelines. Under the Latitude Advantage program, the maximum LTV is based on an applicant's credit score, risk grade, income documentation and use and type of property. Maximum LTV for Full Documentation loans are generally higher than the maximum LTV for corresponding Lite Documentation or Stated Income loans. The maximum LTV for loans secured by owner-occupied properties are generally higher than for loans secured by properties that are not owner-occupied. The credit report of the applicant whose credit score is being used for qualifying purposes must reflect three or more tradelines. A minimum credit score of 500 is required, although a credit score greater than 580 is often required to qualify for the maximum LTV (100%) under the program. The debt-to-income ratio is generally less than 55%. Latitude Advantage guidelines require bankruptcies be discharged, dismissed or paid off at or prior to funding. Collections and judgments which are less than 12 months old and greater than $5,000 must be paid down or paid off at or prior to closing. Collections and judgments which are 12 or more months old are disregarded. Under the Latitude Advantage program, Option One has established six risk grades, "AA+" to "CC", based on the applicant's previous mortgage payment history. Under the AA+ risk category, the applicant must have no 30-day late mortgage payments within the last 12 months. Under the AA risk category, the applicant must have no more than one 30 day late mortgage payment within the past 12 months or no prior mortgage payment history. Under the A risk grade, the applicant must have no more than two 30-day late mortgage payments within the past 12 months. Under the B risk grade, the applicant must have no more than four 30-day late mortgage payments or two 30-day and one 60-day late mortgage payment within the past 12 months. Under the C risk grade, the applicant must have no more than six 30-day late mortgage payments, one 60-day late mortgage payment and one 90-day late mortgage payment within the past 12 months, or six 30-
day late mortgage payments, two 60-day late mortgage payments and no 90-day late payments within the last 12 months. CC risk mortgage delinquencies are considered on a case-by-case basis.

   Within the Latitude Advantage program, the Score Advantage feature allows the use of the co-applicant's credit score for qualifying purposes; provided, however, to the extent the co-applicant's credit score exceeds the primary applicant's credit score by more than 100 points, then the qualifying credit score will be the primary applicant's credit score plus 100 points. Score Advantage mortgage loans must be owner occupied, Full Documentation, and have a maximum LTV of 95%. Score Advantage requires the co-applicant's contribution to qualifying income to be equal to or greater than 30% of the total qualifying income. The maximum debt-to-income ratio for this program is 5% less than the maximum debt-to-income ratio allowed under the corresponding non-Score Advantage program.

   Legacy Program. In addition to its credit score based origination program, Latitude Advantage, Option One offers the "Legacy" program. Under the Legacy program, LTV limitations are determined based on the applicant's risk grade, income documentation and use and type of property. In general, the maximum LTV increases with credit quality and are typically higher for Full Documentation loans and owner-occupied properties. The maximum debt-to-income ratio is generally less than 55% for AA, A, and B risk grades, and less than 60% for C and CC risk grades. If a credit score is available, the minimum credit score required is 500.

   Option One has established five credit grades under the Legacy program, "AA" to "CC", and considers an applicant's prior mortgage payment history, if applicable, consumer credit payment history, bankruptcy and foreclosure history, and debt-to-income ratios when determining a loan's risk grade. The Legacy risk grades correspond directly with the Latitude Advantage risk grades with respect to previous mortgage payment history requirements. In addition, under the Legacy program no foreclosures may have occurred during the preceding three years for AA credit grade, two years for A grade and B grade with a LTV greater than 80%,18 months for B grade with a LTV less than or equal to 80%, or one year for C grade applicants. Chapter 7 and Chapter 11 bankruptcies may have occurred during the preceding two years for AA and A credit grades and B grade with a LTV greater than 80%, 18 months for B grade with a LTV less than or equal to 80%, and one year for C grade. CC risk bankruptcies are permitted if paid in full, discharged or dismissed at or prior to closing. If an applicant's Chapter 13 bankruptcy has been discharged and the applicant has a credit history otherwise complying with the credit parameters of a credit grade and the mortgage loan LTV is equal to or less than 80%, then the applicant may qualify for such credit grade.

   Exceptions. As described above, the foregoing risk categories and criteria are Underwriting Guidelines only. On a case-by-case basis, it may be determined that an applicant warrants a debt-to-income ratio exception, a pricing exception, a loan-to-value exception, a credit score exception or an exception from certain requirements of a particular risk category. An upgrade will be granted if the application reflects certain compensating factors, among others: a relatively lower LTV; a maximum of one 30-day late payment on all mortgage loans during the last 12 months; stable employment; greater than 50% fixed source of income; ownership of current residence of four or more years; or cash reserves equal to or in excess of three monthly payments of principal, interest, taxes and insurance. An upgrade or exception may also be allowed if the applicant places a down payment through escrow of at least 10% of the purchase price of the mortgaged property, or if the new loan reduces the applicant's monthly aggregate mortgage payment by 20% or more. Accordingly, certain mortgagors may qualify for a more favorable risk category or for a higher maximum LTV that, in the absence of such compensating factors, would satisfy only the criteria of a less favorable risk category or maximum LTV.

                                  THE SERVICER

General

   The information contained in this prospectus supplement with regard to Option One Mortgage Corporation, the servicer, has been provided by Option One Mortgage Corporation.

   Option One, a California corporation, was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding mortgage loans indirectly in the same month. Option One operates in 48 states and employs more than 5,800 associates. Option One's principal executive offices are located in Irvine, California.

   Option One is a wholly-owned subsidiary of Block Financial Corporation, which is in turn a wholly-owned subsidiary of H&R Block, Inc.

Servicing Background and Portfolio

   Option One Mortgage Corporation began servicing mortgage loans in February 1993, originally operating as a wholly owned subsidiary of Plaza Home Mortgage Corp. The company was acquired by Fleet Financial Group and began full servicing operations in May 1995. Block Financial Corporation subsequently purchased Option One in June 1997.

   Option One services primarily sub-prime first-lien mortgage loans. Over 70% of loans serviced were originated by Option One and over 65% are in private residential mortgage asset-backed securities.

   Option One has experienced substantial growth in its servicing portfolio in the past few years, both as a result of its growth in origination and third party servicing. The following table summarized Option One's servicing portfolio by origin for fiscal years May 1st to April 30th, 2003 through 2005 and the six months ended October 2005:


                                                          At April 30,
                            At October 30, -----------------------------------------
Portfolio Balance ($000s)        2005         2005           2004           2003
-------------------------   --------------------------------------------------------
Option One Service          $57,760,816    $47,554,510    $36,485,328    $27,669,446
Subservice                   24,614,920     20,439,954      8,782,775      3,664,365
                            -----------    -----------    -----------    -----------
   Total Portfolio          $82,375,735    $67,994,464    $45,268,103    $31,333,812
                            ===========    ===========    ===========    ===========

Loan Count
Option One Service              376,517        332,652        274,045        221,402
Subservice                      124,418        102,638         50,319         25,061
                            -----------    -----------    -----------    -----------
    Total Portfolio             500,935        435,290        324,364        246,463
                            ===========    ===========    ===========    ===========


Business Strategy and Organizational Structure

   Option One's business strategy includes incremental growth of its servicing portfolio through its origination channels while leveraging and expanding selective third-party servicing strategic partnerships for both interim and long-term sub-servicing. Option One has a scalable technology platform and expansion capacity to support its business strategy. Option One's loan servicing functions are performed in U.S. sites in Irvine, California and Jacksonville, Florida, as well as offshore outsource provider's sites in Noida, Gurgaon, Bangalore, India and Guadalajara, Mexico. The two U.S. offices operate in parallel, handling many of the same processes for loans across the entire servicing portfolio. The use of an offshore outsource provider has increased Option One's ability to perform customer service, welcome calls, new loan audit, early stage collection, and other loan administration functions. By allocating staff to multiple sites, Option One has the ability to extend its service hours and improve customer satisfaction.

   Option One's organizational structure is aligned to best serve its customers, maximize loan performance and minimize risk exposure. Management continually refines and improves its technology to enhance automated workflow processes and boost productivity throughout the operation. Option One utilizes the Fidelity Mortgage Servicing Package (MSP) as its main servicing system, along with a number of ancillary vendor and proprietary systems. Option One has also developed its own robust data warehouse and comprehensive REO and loss mitigation management system.

   In order to improve servicing efficiency and effectiveness, Option One outsources certain servicing tasks to a variety of third-party vendors. Such servicing tasks may include: property tax processing and tracking, hazard insurance tracking and related force placed insurance coverage tasks, certain field services, foreclosure, bankruptcy, loss mitigation and real estate owned related tasks, lien release services and customer service functions. Three material components of Option One's outsourcing model include redundancy, oversight and audit. In some instances, more than one outsource vendor is used to perform the same function on different segments of the servicing portfolio, which encourages competitive pricing and performance and provides additional backup capabilities. Option One's outsource vendor agreements provide that each vendor strictly comply with Option One's guidelines, policies and procedures and that any significant or material decisions are not made by the outsource vendor but are elevated to Option One associates. Option One maintains extensive quality control and review processes to assure that the outsource vendors are performing their functions in accordance with service level agreements and investor requirements and are in compliance with applicable federal and state law. Option One also retains the right to perform audits of outsource vendor's operations at Option One's sole discretion.

   All of Option One's mortgage loan document custodial responsibilities are performed by an independent custodian or, if applicable, a trustee in accordance with the related servicing agreement.

Default Management

   Option One defines and measures delinquencies in accordance with applicable investor guidelines and agreements. The company employs a proactive approach to resolving delinquencies with an emphasis on expedient timeline management. Option One pursues a dual track loss mitigation and foreclosure policy. Initial contact is based on the borrower's previous payment patterns in tandem with the application of Freddie Mac's EarlyIndicator (EI) scoring model, which seeks to identify those accounts posing a greater risk of default. Collectors work extensive evening and weekend shifts to effectively manage the nationwide portfolio and are trained to identify loss mitigation opportunities and solicit workout opportunities during the collection process. Workout specialists maintain contact with borrowers while an account is in foreclosure in an attempt to arrange an alternate resolution to the delinquency and mitigate future losses. Option One's borrower assistance department offers borrowers alternatives, all within specific investor guidelines, to foreclosure that may include reinstatement, repayment and forbearance plans, modifications, short-sales, and deed in lieu of foreclosure. A loan will remain in the borrower assistance area until a resolution has been reached or until a foreclosure sale has been completed. Option One's proprietary system, DARES, is a loss mitigation and real estate web-based database that provides the borrower assistance team with an automated decision tree, and gain/loss analysis, centralization of the repayment plan process and web-based applications designed to provide customers with optimal contact avenues. Through DARES, loss mitigation specialists complete an on-line rules-based net present value analysis form, which documents the presumed loss exposure on the property and compares it to different alternatives. DARES is also used for monitoring, tracking, maintaining and communicating all real estate activities. When properties become REO, Option One obtains property valuations and analyzes each property individually to determine what sales decisions will result in the highest net return while limiting the marketing time. Option One's REO assets are marketed and listed with local real estate agents and published on local multiple listing services. Option One uses the internet for additional listing exposure.

Training, Internal Controls and Compliance

   Option One has a training program established for its servicing associates, offering a wide range of core job specific and non-job-specific training (corporate, soft skills, and mortgage fundamentals). Training curriculums are tailored for both new and seasoned associates. Seasoned associates typically receive job-specific training annually. The training program includes an extensive new hire orientation, process improvement methodologies, computer-based training, system usage techniques, leadership development, and soft-skill development classes. The training is structured to ensure that new representatives are sufficiently knowledgeable of the subject matter and applicable regulations. Training can take the form of classroom instruction, a simulated work environment exercise, and side-by-side monitoring and mentoring. Option One also has ongoing leadership development, mentoring programs, and policy and procedure manuals that are widely available to associates, citing applicable statutes.

   Option One has controls in place to protect the company and its investor against risk of loss. An internal audit program is utilized to evaluate the company's internal controls and safeguard against risk of loss due to noncompliance with regulatory, investor, company, and prudent servicing practices. In addition to oversight from the audit function, Option One also has dedicated compliance and legal teams for servicing-related issues, regulations, and laws. A quality assurance team performs call monitoring and helps to ensure Federal Debt Collections Practice Act (FDCPA) and Real Estate Settlement Procedures Act (RESPA) compliance. A quality control team benchmarks and measures adherence to best practices, identifies risk areas in servicing operations, centralizes communication for regulatory, investor, and industry updates, and ensures that associates are being properly trained on topics related to best practices and servicing risk. Risk management policies in place that assist in ensuring prompt, accurate reporting to its investor base include automated reporting and remitting processes, segregation of duties among reporting, remitting, and reconciling tasks, web portal access for investors to view and download securitization data, online access to bank statements, and an account liquidation database to more closely track historical losses on the portfolio and assist in trend analysis. Option One uses its own proprietary lock-box, which provides increased cash management controls resulting from direct oversight over the payment posting process. Option One maintains separate bank accounts for each investor relationship in accordance with the related servicing agreement requirements. These custodial accounts are maintained with Mellon Bank, N.A. and are not commingled.

   Option One is not aware and has not received notice that any default, early amortization or other performance-triggered event has occurred as to any other securitization due to any servicing act or servicing failure to act. There have been no previous disclosures of material noncompliance by Option One with servicing criteria relating to any other portfolio serviced by Option One.

                                   THE TRUSTEE

   Wells Fargo Bank, National Association ("Wells Fargo Bank") will act as trustee under the pooling and servicing agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The duties of the trustee generally will be limited to those obligations expressly set forth in the pooling and servicing agreement.

   Wells Fargo Bank, National Association, a national banking association, has offices (i) for purposes of certificate transfers, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 and (ii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
Client Manager SABR 2006-OP1. The sponsor, the depositor and the servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.

   Under the terms of the Agreement, Wells Fargo Bank also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As trustee, Wells Fargo Bank is responsible for the preparation of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo Bank was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

   Wells Fargo Bank is also acting as custodian of the mortgage loan files pursuant to the Agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders. Wells Fargo Bank maintains each mortgage loan file is a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over nine million files.

   Wells Fargo Bank has provided corporate trust services since 1934. Wells Fargo Bank acts as a trustee for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

   The trustee will perform administrative functions on behalf of the trust fund and for the benefit of the certificateholders pursuant to the terms of the pooling and servicing agreement. The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. For information, with respect to the trustee's liability under the pooling and servicing agreement and any indemnification that the trustee will be entitled to from the trust, see "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement.

                                 THE PMI INSURER

   Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. The PMI Insurer is licensed in all 50 states, the District of Columbia and Guam to offer mortgage insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. The PMI Insurer's financial strength is rated "AA" by S&P and Fitch and "Aa3" by Moody's. The PMI Insurer's financial strength currently is not rated by any other rating agency. The ratings reflect each respective rating agencies' current assessments of the creditworthiness of the PMI Insurer and its ability to pay claims on its policies of insurance. Each financial strength rating of the PMI Insurer should be evaluated independently. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of offered certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have a material adverse effect on the market prices of the offered certificates. The PMI Insurer does not guaranty the market prices of the offered certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

   The PMI Insurer is a 100% wholly-owned subsidiary of Radian Group Inc., and the PMI Policy is fully and unconditionally guaranteed by Radian Group Inc. Set forth below is selected financial data of Radian Group Inc. and its consolidated subsidiaries.

                                Radian Group Inc.
                             Selected Financial Data


                                         As of                                    As of December 31,
                                      September 30,  -----------------------------------------------------------------------------
                                         2005             2004           2003            2002           2001(1)          2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                          (in millions, except per-share amounts and ratios)
Condensed Consolidated
Statements of Income

Net premiums written                 $       828.0   $     1,082.5   $     1,110.5   $       954.9   $       783.6   $       544.3
                                     =============   =============   =============   =============   =============   =============

Net premiums earned                  $       756.6   $     1,029.5   $     1,008.2   $       847.1   $       715.9   $       520.9
Net investment income                        154.1           204.3           186.2           178.8           147.5            82.9
Net gains on sales of investments             25.4            50.8            17.4            10.5             6.8             4.2
Change in fair value of derivative            45.3
   instruments                                47.1             4.1           (13.0)           (5.8)                             --
Other income                                  18.0            32.3            63.3            44.4            42.5             7.4
Total revenues(2)                            999.5         1,364.1         1,279.2         1,067.8           906.9           615.4
Provision for losses                         285.8           456.8           476.1           243.4           208.1           154.3
Policy acquisition costs and other           251.4
   operating expenses                        327.5           339.6           276.1           216.8           108.6
Interest expense                              31.1            34.7            37.5            28.8            17.8              --
Equity in net income of affiliates           161.9           180.6           105.5            81.8            41.3              --
Pretax income                                593.2           725.6           531.5           601.3           505.5           352.5
Net income                                   418.4           518.7           385.9           427.2           360.4           248.9
Diluted net income per share(3) (4)  $        4.65   $        5.33   $        3.95   $        4.27   $        3.88   $        3.22
Cash dividends declared per share    $         .06   $         .08   $         .08   $         .08   $        .075   $         .06



                                         As of                                    As of December 31,
                                      September 30,  -----------------------------------------------------------------------------
                                         2005             2004           2003            2002           2001(1)          2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                          (in millions, except per-share amounts and ratios)

Average shares outstanding-diluted            90.4            97.9            98.5            99.5            92.0            76.3

Condensed Consolidated Balance
   Sheets

Total assets                         $     7,098.3   $     7,000.8   $     6,445.8   $     5,393.4   $     4,438.6   $     2,272.8
Total investments                          5,480.4         5,470.1         5,007.4         4,200.3         3,369.5         1,750.5
Unearned premiums                            838.0           770.2           718.6           618.1           513.9            77.2
Reserve for losses and loss
   adjustment expenses                       792.6           801.0           790.4           624.6           588.6           390.0
Short-term and long-term debt                747.4           717.6           717.4           544.1           324.1              --
Redeemable preferred stock                      --              --              --              --            40.0            40.0
Stockholders' equity                       3,575.0         3,689.1         3,225.8         2,753.4         2,306.3         1,362.2
Book value per share(4)              $       43.08   $       39.98   $       34.31   $       29.42   $       24.54 $         17.97

Selected Ratios--Mortgage
   Insurance(5)

Loss ratio                                    43.5%           49.2%           40.7%           29.4%           29.4%           29.6%
Expense ratio                                 26.1            26.6            25.8            26.6            25.3            20.9
                                     -------------   -------------   -------------   -------------   -------------   -------------
Combined ratio                                69.6%           75.8%           66.5%           56.0%           54.7%           50.5%

Selected Ratios--Financial
   Guaranty(5)

Loss ratio                                    16.3%           26.0%           67.1%           26.2%           27.2%            n/a
Expense ratio                                 55.3            45.9            38.8            33.0            40.8             n/a
                                     -------------   -------------   -------------   -------------   -------------   -------------
Combined ratio                                71.6%           71.9%          105.9%           59.2%           68.0%

Other Data--Mortgage Insurance
Primary new insurance written        $      31,664   $      44,820   $      68,362   $      48,767   $      44,754    $     24,934
Direct primary insurance in force          109,284         115,315         119,887         110,273         107,918         100,859
Direct primary risk in force                25,657          27,012          27,106          26,273          26,004          24,622
Total pool risk in force                     2,639           2,384           2,415           1,732           1,571           1,388
Other risk in force(6)                       2,198           1,205           1,053             475             348             211

Other Data--Financial Guaranty (7)
Net premiums written                           156   $         216   $         369   $         286   $         143              --
Net premiums earned                            160             214             249             187             106              --
Net par outstanding                         71,312          66,720          76,997          66,337          59,544              --
Net debt service outstanding               103,261         101,620         117,900         104,756          97,940              --


----------
(1) On February 28, 2001, the Company acquired Enhance Financial Services Group Inc. The results for 2001 include the results of operations for Enhance Financial Services Group Inc. from the date of acquisition.

(2) The prior period presentations have been conformed to the current period presentation by reclassifying gains and losses on sales of investments and change in fair value of derivative instruments as revenues and by reclassifying equity in net income of affiliates as a separate item following operating expenses.

(3) Diluted net income per share and average share information per Statement of Financial Accounting Standards No. 128, "Earnings Per Share." Amounts reported for 2002 and 2003 have been adjusted to reflect the inclusion of shares underlying contingently convertible debt.

(4) All share and per-share data for periods prior to 2001 have been adjusted to reflect a 2-for-1 stock split in 2001.

(5) Calculated on a GAAP basis using provision for losses to calculate the loss ratio and policy acquisition costs and other operating expenses to calculate the expense ratio as a percentage of net premiums earned.

(6) Consists primarily of second lien mortgage insurance risk and other structured mortgage-related insurance risk.

(7) Amounts for 2005 and 2004 reflect the recapture of previously ceded business by one of the primary insurer customers of Financial Guaranty in the first quarter of 2005 and 2004.

                   THE INTEREST RATE CAP AND SWAP COUNTERPARTY

   The interest rate cap agreements and the swap agreement will be provided by Barclays, which is also the sponsor. See "The Sponsor" and "Description of the Certificates--Interest Rate Cap Agreements" and--Interest Rate Swap Agreement" in this prospectus supplement. Barclays is an affiliate of the depositor and a wholly-owned subsidiary of Barclays PLC. The registered head office of the sponsor is located at 1 Churchill Place, London, E14 5HP. The sponsor maintains a branch office at 200 Park Avenue, New York, New York 10166.

   Barclays conducts business in the over-the-counter derivatives market, writing a variety of derivative instruments, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. As of August 31, 2005, Barclays has a long-term debt rating of "Aa1" by Moody's, "AA" by S&P and "AA+" by Fitch.

                          THE LOAN PERFORMANCE ADVISOR

   MortgageRamp, Inc., a Delaware corporation, will monitor the performance of and make recommendations to the servicer with respect to the mortgage loans. The loan performance advisor shall rely upon the mortgage loan data provided to it by the servicer in performing its monitoring and advisory functions. The loan performance advisor shall be entitled to receive a fee until the termination of the trust or until the removal of the loan performance advisor.

                         DESCRIPTION OF THE CERTIFICATES

General

   On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in sixteen classes, the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class P, Class X and Class R certificates. Only the Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, collectively, the "Offered Certificates," will be offered under this prospectus supplement. The Offered Certificates, together with the Class A-1 certificates, will be referred to as the "LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

   The trust fund will consist of:

   o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

   o such assets as from time to time are identified as REO property and related collections and proceeds;

   o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement;

   o  an interest rate swap agreement;

   o two interest rate cap agreements for the benefit of the Class M and Class B Certificates, respectively; and

   o if provided for in the pooling and servicing agreement, an interest rate cap agreement solely for the benefit of the Class X certificates.

   The LIBOR Certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount greater or less than $25,000. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

   Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Class X and Class P certificates will initially be held by Barclays.

   The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2 certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

   The following chart illustrates generally the distribution priorities and subordination features applicable to the LIBOR Certificates and the Class X certificates.

                         ---------------------------------
                                                Class A-2A
                          Class A-1             Class A-2B
                                                Class A-2C
                         ---------------------------------
                    |                 Class M-1                            /\
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class M-2                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class M-3                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class M-4                            |
Accrued             |           -----------------------                    |
certificate         |                                        Losses        |
interest, then      |                 Class M-5                            |
principal           |           -----------------------                    |
                    |                                                      |
                    |                 Class M-6                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class B-1                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class B-2                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                 Class B-3                            |
                    |           -----------------------                    |
                    |                                                      |
                    |                  Class X                             |
                    V           -----------------------                    |

Book-Entry Registration

   The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

   The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

   The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

   DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

   Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

   Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

   Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

   Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

   Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

   Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

   Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

   Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

   Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

   Monthly and annual reports on the trust provided or made available over its website by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

   DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

   None of the trust, the depositor, the servicer, the loan performance advisor or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

   See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

   The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the trustee's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the DTC participants holding beneficial interests in the certificates agree to initiate such termination.

   Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

   Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing date, the trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

   Pursuant to a mortgage loan purchase and warranties agreement, Option One Mortgage Corporation or its affiliates sold the mortgage loans, without recourse, to Barclays, an affiliate of the depositor, and Barclays will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date.

However, Barclays will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

  In connection with the transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered to the trustee, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

      (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

      (b) the original of any guaranty executed in connection with the mortgage note (if provided);

      (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

      (d) originals of all assumption, modification, consolidation and extension agreements, with evidence of recording on them;

      (e) the mortgage assignment(s), or copies of them certified by the applicable originator, escrow company, title company, or closing attorney, if any, showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee - which assignment may, at the originator's option, be combined with the assignment referred to in clause
   (f) below;

      (f) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

      (g) an original mortgagee title insurance policy or, in the event the original policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

      (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

   Pursuant to the pooling and servicing agreement, the trustee will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans delivered to the trustee, with any exceptions noted. The trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date--or, with respect to any Substitute Mortgage Loan delivered to the trustee, within 30 days after the receipt of the mortgage file by the trustee--and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

   o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

   o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

   o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

   o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

   If the trustee, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the trustee is required to promptly so notify the responsible party, the servicer and the depositor in writing. The responsible party will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the trustee. If, however, within thirty days after the depositor's notice of the defect, the responsible party has not caused the defect to be remedied, the responsible party will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans." The obligation of the responsible party to cure the defect or to substitute or repurchase the defective mortgage loan and to indemnify for such breach will constitute the sole remedies available to the holders of the certificates and the trustee relating to the defect.

Representations and Warranties Relating to the Mortgage Loans

  Pursuant to the pooling and servicing agreement, Option One Mortgage Corporation, the responsible party, will make representations and warranties with respect to each mortgage loan, as of the closing date, including, but not limited to:

      (1) Except with respect to mortgage loans representing approximately 1.13% of the mortgage loans, no payment required under the mortgage loan is more than 30 days Delinquent nor has any payment under the mortgage loan been more than 30 days Delinquent at any time since the origination of the mortgage loan;

      (2) Except as described in clause (1) above with respect to approximately 1.13% of the mortgage loans, there are no uncured defaults to the best of the responsible party's knowledge in complying with the terms of the mortgage, and at the time of origination, and to the best of the responsible party's knowledge, on the closing date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

      (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

      (4) The mortgage loan is not subject to any unexpired right of rescission, set-off, valid counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted in writing to the responsible party with respect to the mortgage note or the mortgage, and no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the mortgage loan was originated;

      (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire and hazards of extended coverage;

      (6) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory and abusive lending laws applicable to the mortgage loan, including, without limitation, any provisions relating to prepayment charges, have been complied with to the extent necessary to ensure the enforceability of the related mortgage loan in accordance with the terms of the mortgage, and the consummation of the transactions contemplated by the pooling and servicing agreement will not involve the violation of any such laws or regulations;

      (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed by the responsible party or that would effect any such release, cancellation, subordination or rescission. The responsible party has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor has the responsible party waived any default resulting from any action or inaction by the mortgagor;

      (8) Each mortgage is a valid, subsisting, enforceable and perfected first or second lien of record on a single parcel of real estate constituting the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. In no event shall any mortgage loan be in a lien position more junior than a second lien. The lien of the mortgage is subject only to:

         (i) with respect to any second-lien mortgage loan, the lien of the first mortgage on the related mortgaged property;

         (ii) the lien of current real property taxes and assessments not yet due and payable;

         (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to in the appraisal made for the originator of the mortgage loan or otherwise considered by a qualified appraiser, or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

         (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

      (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to prepayment charges). All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the responsible party, or to the best of the responsible party's knowledge, the mortgagor, the appraiser, any builder, or any developer, or any other party involved in the origination of the mortgage loan;

      (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the mortgaged property is located, insuring the responsible party, its successors and assigns, as to the first priority lien or second priority lien, as applicable, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clauses (i), (ii),
   (iii) and (iv) of representation 8 above;

      (11) Either (a) the mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or other similar institution which is supervised and examined by a federal or state authority, or (b) the following requirements have been met with respect to the mortgage loan: the responsible party meets the requirements set forth in clause (a), and (i) such mortgage loan was underwritten by a correspondent of the responsible party in accordance with standards established by the responsible party, using application forms and related credit documents approved by the responsible party, (ii) the responsible party approved each application and the related credit documents before a commitment by the correspondent was issued, and no such commitment was issued until the responsible party agreed to fund such mortgage loan, (iii) the closing documents for such mortgage loan were prepared on forms approved by the responsible party, and (iv) such mortgage loan was actually funded by the responsible party and was purchased by the responsible party at closing or soon thereafter. To the best of the responsible party's knowledge, the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated in those documents, instruments or agreements or necessary to make the information and statements in those documents, instruments or agreements not misleading in light of the circumstances under which they were made;

      (12) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

      (13) The mortgaged property is lawfully occupied under applicable law. To the best of the responsible party's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

      (14) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage;

      (15) There is no proceeding pending or, to the best of the responsible party's knowledge, threatened in writing for the total or partial condemnation of the mortgaged property. The mortgaged property, to the best of the responsible party's knowledge, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property is in good repair. There have not been any condemnation proceedings with respect to the mortgaged property and the responsible party does not have any knowledge of any such proceedings in the future;

      (16) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser who had no interest, direct or indirect, in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

      (17) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

      (18) None of the mortgage loans has a prepayment penalty period at origination in excess of three years;

      (19) No proceeds from any mortgage loan were used to finance a single-premium credit life insurance policy;

      (20) The responsible party has, in its capacity as servicer for each mortgage loan, caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the relevant obligor to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

      (21) Except with respect to escrow deposit accounts and certain other mortgage loans, each mortgage loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides;

      (22) No mortgagor was encouraged or required to select a mortgage loan product offered by the responsible party which is a higher cost product designed for less creditworthy mortgagors, unless at the time of the mortgage loan's origination, such mortgagor did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the responsible party or any of its affiliates. If, at the time of loan application, the mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the responsible party, the responsible party referred the related mortgagor's application to such affiliate for underwriting consideration;

      (23) The methodology used in underwriting the extension of credit for each mortgage loan employs objective mathematical principles which relate the related mortgagor's income, assets and liabilities to the proposed payment, in accordance with the responsible party's underwriting guidelines, and does not rely on the extent of the related mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the related mortgagor had a reasonable ability to make timely payments on the mortgage loan;

      (24) With respect to any mortgage loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the mortgage loan's origination, the related mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the mortgage loan's origination, the related mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the related mortgagor in the mortgage loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the responsible party, as servicer, shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the related mortgagor's default in making the mortgage loan payments;

      (25) No mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the mortgage loan. No proceeds from any mortgage loan were used to purchase single-premium credit insurance policies as part of the origination of, or as a condition to closing, such mortgage loan;

      (26) All points and fees related to each mortgage loan were disclosed in writing to the mortgagor in accordance with applicable state and federal law and regulation. Except in the case of a mortgage loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination and certain other mortgage loans, no mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such mortgage loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides;

      (27) All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each mortgage loan, have been disclosed in writing to the mortgagor in accordance with applicable state and federal law and regulation; and

      (28) No mortgage loan originated on or after August 1, 2004 requires the related mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

   Pursuant to the pooling and servicing agreement, upon the discovery by any of the responsible party, the servicer, the depositor or the trustee that any of the representations and warranties contained in the pooling and servicing agreement have been breached in any material respect as of the date made, with the result that the value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, within sixty days of the earlier to occur of the responsible party's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the responsible party will be required to:

   o  promptly cure such breach in all material respects,

   o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the responsible party, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

   o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or the trustee in connection with the mortgage loan or the purchase.

Notwithstanding the foregoing, in the event of discovery by any party to the pooling and servicing agreement that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement or of a breach of the representations and warranties listed as number (16), (17), (18), (19), (20), (21), (22), (23),
(24), (25), (26), (27) or (28) in the second preceding paragraph, the responsible party will be required to repurchase the related mortgage loan at the purchase price within 60 days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

   In addition, the responsible party is obligated to indemnify the depositor and any of its affiliates, and the trustee for any third-party claims arising out of a breach by the responsible party of representations or warranties regarding the mortgage loans. The obligations of the responsible party to cure such breach or to substitute or purchase any mortgage loan and to indemnify for such breach constitute the sole remedies with respect to a material breach of any such representation or warranty available to the holders of the certificates, the trustee, the depositor and any of its affiliates.

Payments on the Mortgage Loans

   The pooling and servicing agreement provides that the servicer is required to establish and maintain the collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

   The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after deposit of such funds into the clearing account, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

   o all payments on account of principal, including prepayments of principal on the mortgage loans;

   o all payments on account of interest, net of the servicing fee, on the mortgage loans;

   o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with the servicer's customary servicing practices, Liquidation Proceeds and Subsequent Recoveries;

   o any amounts required to be deposited in connection with any losses realized on investments of funds in the collection account; and

   o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement.

   The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

   The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

   The funds required to be remitted by the servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

   o all collections of scheduled principal and interest on the mortgage loans, received by the servicer on or prior to the related Determination Date;

   o all principal prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, if any, collected by the servicer during the related Prepayment Period;

   o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

   o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

      (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Subsequent Recoveries, to the extent of such unreimbursed P&I Advance;

      (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

      (c) for such Servicer Remittance Date, the aggregate servicing fee;

      (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

      (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

      (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

      (g) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement; and

      (h) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

   The amounts described in clauses (a) through (h) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

   Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter (referred to as a distribution date), commencing in February 2006, to the persons in whose names the certificates are registered on the related Record Date.

   Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other entity having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Administration Fees

   As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee, the trustee fee, the loan performance advisor fee and the PMI premium payable on each mortgage loan (or in the case of the PMI premium, on each insured mortgage loan). On each distribution date, the servicer, the trustee, the loan performance advisor and the PMI insurer will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee, the trustee fee, the loan performance advisor fee and the PMI premium for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate, trustee fee rate, loan performance advisor fee rate or PMI premium rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the master servicing fee, the servicing fee, the trustee fee, the loan performance advisor fee and the PMI premium.

             Fee                       Per Annum Fee Rate
             -----------------------   ------------------------------------
             Servicing Fee             (i) 0.30% with respect to each
                                       distribution date in February 2006
                                       through November 2006, (ii) 0.40%
                                       with respect to each distribution
                                       date in December 2006 through July
                                       2008, and (iii) 0.65% per annum
                                       with respect to each remaining
                                       distribution date

             Trustee Fee               less than or equal to 0.005%

             Loan Performance Advisor  less than or equal to 0.015%
             Fee

             PMI Premium               less than or equal to 1.10%

   In addition to these fees and premiums, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, servicer or trustee, as described under "The Pooling and Servicing Agreement -- Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement and "Description of the Securities -- Certain Matters Regarding the Master Servicer, the Depositor and the Trustee" in the accompanying prospectus, and reimbursements for certain unanticipated expenses borne by the depositor, servicer or trustee, as described in this prospectus supplement and the accompanying prospectus. In addition, if state or local taxes are imposed on the PMI premium payments to the PMI Insurer, the trust will be obligated to reimburse the PMI insurer for those amounts.

Priority of Distributions Among Certificates

  As more fully described in this prospectus supplement, distributions on the certificates will be made monthly on each distribution date from Available Funds and will be made to the classes of certificates and to the Swap Account generally in the following order of priority:

      (i) to make certain payments to the Swap Account for the benefit of the swap provider, as further described below under "--Distributions of Interest and Principal";

      (ii) from the interest portion of Available Funds, to interest on each class of LIBOR Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

      (iii) from the principal portion of Available Funds plus any remaining interest portion of Available Funds, to principal on the classes of LIBOR Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

      (iv) from remaining Available Funds, to unpaid interest and Unpaid Realized Loss Amounts, on the other classes of certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

      (v) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amounts on the classes of certificates, and, after making certain termination payments, if any, to the Swap Account for the benefit of the swap provider, finally to be released to the Class X certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

  For any distribution date, the "Pass-Through Rate" for each class of LIBOR Certificates will be as set forth below:

      (a) for the Class A-1 certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that distribution date and (2) the Group I Loan Cap (as defined below);

      (b) for the Class A-2 certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that distribution date and (2) the Group II Loan Cap (as defined below); and

      (c) for the Class M and Class B certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date and (2) the Pool Cap (as defined below).

   The fixed margin for each class of LIBOR Certificates is as follows: Class A-1, [____]%; Class A-2A, [____]%; Class A-2B, [____]%; Class A-2C, [____]%;
Class M-1, [____]%; Class M-2, [____]%; Class M-3, [____]%; Class M-4, [____]%;
Class M-5, [____]%; Class M-6, [____]%; Class B-1, [____]%; Class B-2, [____]%;
and Class B-3, [____]%. On the distribution date immediately following the distribution date on which the majority holders in the aggregate of the Class X certificates have the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter the fixed margin for each class of LIBOR Certificates will increase to the following:
Class A-1, [____]%; Class A-2A, [____]%; Class A-2B, [____]%; Class A-2C,
[____]%; Class M-1, [____]%; Class M-2, [____]%; Class M-3, [____]%; Class M-4,
[____]%; Class M-5, [____]%; Class M-6, [____]%; Class B-1, [____]%; Class B-2,
[____]%; and Class B-3, [____]%.

   The "Group I Loan Cap" is the product of (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

   The "Group II Loan Cap" is the product of (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

   The "Pool Cap" is the product of (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the swap provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

   The "Group Subordinate Amount" for any distribution date (i) for the group I mortgage loans, will be equal to the excess of the aggregate principal balance of the group I mortgage loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such distribution date and (ii) for the group II mortgage loans, will be equal to the excess of the aggregate principal balance of the group II mortgage loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class A-2A, Class A-2B and Class A-2C certificates immediately prior to such distribution date.

   On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

   Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments, Swap Termination Payments or Net Swap Receipts will be allocated between loan groups based on the respective aggregate Stated Principal Balance of the mortgage loans in each loan group.

      On each distribution date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

         (i) to the holders of each class of LIBOR Certificates and to the Swap Account in the following order of priority:

               (a) to the Swap Account, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the swap provider other than a Defaulted Swap Termination Payment owed to the swap provider, if any;

               (b) concurrently, (1) from the Interest Remittance Amount related to the group I mortgage loans, to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for that class of certificates, and
                    (2) from the Interest Remittance Amount related to the group II mortgage loans, to the Class A-2A, Class A-2B and Class A-2C certificates, pro rata (based on the amounts distributable under this clause (i)(b)(2)), the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes of certificates; provided, that, if the Interest Remittance Amount for any group is insufficient to make the related payments set forth in clauses (i)(b)(1) or
                    (i)(b)(2) above, any Interest Remittance Amount relating to the other group remaining after payment of the related Accrued

                    Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

               (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (i) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

               (j) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class on that distribution date; and

               (k) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

         (ii) (A) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

        (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

        (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

        (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distribution of principal an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

        (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero;

        (b) to the Class M-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (c) to the Class M-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and to the Class M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (d) to the Class M-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above and to the Class M-2 certificateholders in clause (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (e) to the Class M-4 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above and to the Class M-3 certificateholders in clause (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (f) to the Class M-5 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above and to the Class M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (g) to the Class M-6 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above and to the Class M-5 certificateholders in clause (ii)(B)(f) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (h) to the Class B-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above and to the Class M-6 certificateholders in clause (ii)(B)(g) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (i) to the Class B-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and to the Class B-1 certificateholders in clause (ii)(B)(h) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

        (j) to the Class B-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above, to the Class B-1 certificateholders in clause (ii)(B)(h) above and to the Class B-2 certificateholders in clause (ii)(B)(i) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

        (iii) any amount remaining after the distributions in clauses (i) and
    (ii) above is required to be distributed in the following order of priority with respect to the certificates:

        (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

        (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount for that class;

        (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

        (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount for that class;

        (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

        (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount for that class;

        (g) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

        (h) to the holders of the Class M-4 certificates, any Unpaid Realized Loss Amount for that class;

        (i) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

        (j) to the holders of the Class M-5 certificates, any Unpaid Realized Loss Amount for that class;

        (k) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

        (l) to the holders of the Class M-6 certificates, any Unpaid Realized Loss Amount for that class;

        (m) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

        (n) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount for that class;

        (o) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

        (p) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount for that class;

        (q) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

        (r) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount for that class;

        (s) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

        (t) concurrently,

                        (i) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class M certificates for that distribution date, allocated (a) first, among the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M certificates with an outstanding Basis Risk Carry Forward Amount and
         (b) second, any remaining amounts to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and

                        (ii) from any Class B Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class B certificates for that distribution date, allocated (a) first, among the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

        (u) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that distribution date, an amount equal to any remaining unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that distribution date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A certificates will be paid (a) first, pro rata, based on their respective Class Certificate Balances only with respect to those Class A certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata, based on any remaining unpaid Basis Risk Carry Forward Amounts;

        (v) to the Swap Account, the amount of any Defaulted Swap Termination Payment owed to the swap provider;

        (w) to the Class X certificates, those amounts as set forth in the pooling and servicing agreement; and

        (x) to the holders of the Class R certificates, any remaining amount.

   In addition, notwithstanding the foregoing, on any distribution date after the distribution date on which the Class Certificate Balance of a class of certificates has been reduced to zero, that class of certificates will be retired and will no longer be entitled to distributions, including distributions in respect of prepayment interest shortfalls, unpaid remaining Basis Risk Carry Forward Amounts or reimbursement of the principal portion of any Applied Realized Loss Amount previously allocated to that class that remain unreimbursed.

   On each distribution date, prior to any distribution on any other class of certificates, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period.

   If on any distribution date, after giving effect to all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "--Swap Account" below, the aggregate Class Certificate Balances of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that distribution date, the Class Certificate Balance of the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 or Class M-1 certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balances will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of Subordinated Certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable Class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be included as part of the Principal Remittance Amount for the related distribution date.

   On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Prepayment Interest Excesses or Compensating Interest payments from the servicer (as further described in "The Pooling and Servicing Agreement--Prepayment

Interest Shortfalls" in this prospectus supplement) will be allocated first to reduce the amounts otherwise distributable on the Class X certificates, and thereafter as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the LIBOR Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

   All principal distributions to the holders of the Class A certificates on any distribution date will be allocated concurrently, between the Class A-1 certificates (the "Group I Class A Certificates"), on the one hand, and the Class A-2A, Class A-2B and Class A-2C certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable, for that distribution date. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group." However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that distribution date, and the amount of those principal distributions distributable on all subsequent distribution dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described in this section, until their Class Certificate Balance has been reduced to zero. Any distributions of principal to the Group I Class A Certificates will be made first from payments relating to the group I mortgage loans, and any distributions of principal to the Group II Class A Certificates will be made first from payments relating to the group II mortgage loans.

   Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero. However, on and after the distribution date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Group II Class A Certificates are required to be allocated pro rata among the classes of Group II Class A Certificates, based on their respective Class Certificate Balances.

Swap Account

  On any distribution date, Swap Termination Payments, Net Swap Payments owed to the swap provider and Net Swap Receipts for that distribution date will be deposited into a trust account (the "Swap Account") established by the trustee as part of the trust fund. Funds in the Swap Account will be distributed in the following order of priority:

            (A) to the swap provider, the sum of (x) all Net Swap Payments and
        (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the swap provider, if any, owed for that distribution date;

            (B) to the Class A certificates, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause
        (i) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

            (C) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay Accrued

         Certificate Interest and, if applicable, Unpaid Interest Amounts as described in clauses (i) and (iii) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

            (D) to the LIBOR certificates, to pay any Basis Risk Carry Forward Amounts as described, and in the same manner and priority as set forth, in clause (iii)(u) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (E) sequentially, to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay principal as described, and in the same manner and order of priority as set forth, in clause (ii)(A) or clause (ii)(B), as applicable, in the ninth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount, after giving effect to payments and distributions from other Available Funds;

            (F) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay any Unpaid Realized Loss Amounts as described, and in the same manner and priority as set forth, in clause (iii) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

            (G) to the swap provider, any Defaulted Swap Termination Payment owed to the swap provider for that distribution date; and

            (H) to the holders of the Class X certificates, any remaining amounts.

   The Swap Account will not be an asset of any REMIC.

Calculation of One-Month LIBOR

   On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

   The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class X certificates or payable from the Swap Account.

   The "Basis Risk Carry Forward Amount" on any distribution date and for any class of LIBOR Certificates is the sum of, if applicable, (x) the excess of (i) the amount of Accrued Certificate Interest that would otherwise have been distributable on that distribution date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over (ii) the amount of Accrued Certificate Interest distributable on such class of certificates on that distribution date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable). Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account, including Interest Rate Cap Payments (for the benefit of the Class M and Class B

Certificates) and in the Swap Account with respect to such distribution date (each as described in this prospectus supplement) and from Net Swap Receipts that are available for payment of Basis Risk Carry Forward Amounts from the Swap Account. The ratings on the certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

   Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the trust fund, by the trustee. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement. Holders of the Class M certificates and the Class B certificates will also be entitled to receive Interest Rate Cap Payments, if any, deposited into the Excess Reserve Fund Account with respect to any distribution date to the extent necessary to cover any unpaid remaining Basis Risk Carry Forward Amount on that class of certificates for the first 37 distribution dates. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class X certificates and Interest Rate Cap Payments. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Swap Account in the priority specified in "--Swap Account" above.

Interest Rate Cap Agreements

   The Class M and Class B certificates will have the benefit of interest rate cap agreements provided by Barclays, as cap provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the closing date.

   The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates will have the benefit of an interest rate cap agreement (the "Class M Cap Agreement"), with an initial notional amount of approximately $14,108,600 provided by the cap provider. In connection with the first 37 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class M Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 10.080% over a specified cap strike rate (ranging from 5.683% to 10.080%) and (b) the product of the Class M cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

   The Class B-1, Class B-2 and Class B-3 certificates will have the benefit of an interest rate cap agreement (the "Class B Cap Agreement" and, together with the Class M Cap Agreement, the "Interest Rate Cap Agreements"), with an initial notional amount of approximately $3,590,100 provided by the cap provider. In connection with the first 37 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of
(a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class B Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.100% over a specified cap strike rate (ranging from 4.703% to 9.100%) and (b) the product of the Class B cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

   The specified cap ceiling rates, cap strike rates, notional amounts and index rate multiplier for each interest rate cap agreement are set forth on Annex II to this prospectus supplement.

   Amounts, if any, payable under any interest rate cap agreement with respect to any distribution date will be used to cover shortfalls in payments of interest on the certificates to which the interest rate cap agreement relates, if the pass-through rates on those certificates are limited for any of the first 37 distribution dates, due to the caps on their pass-through rates described in this prospectus supplement.

   The Interest Rate Cap Agreements will be governed by and construed in accordance with the law of the State of New York. The obligations of the cap provider are limited to those specifically set forth in the Interest Rate Cap Agreements.

   We believe that the cap provider's maximum probable exposure under each Interest Rate Cap Agreement to be less than 10% (the significance percentage) of the aggregate initial Class Certificate Balance of the Class M and Class B Certificates.

Interest Rate Swap Agreement

   On the closing date, the trust will enter into an interest rate swap agreement with Barclays as swap provider. Under the interest rate swap agreement, with respect to the first 54 distribution dates, the trust will pay to the swap provider fixed payments at a rate of [4.840]% per annum, and the swap provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount set forth on the schedule attached as Annex III to this prospectus supplement for that distribution date. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available to certificateholders will be applied on such distribution date to make a net payment to the swap provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding such distribution date (each, a "Net Swap Receipt").

   All payments due to the swap provider under the interest rate swap agreement shall be paid from Available Funds on each applicable distribution date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the swap provider shall be paid on a senior basis on each applicable distribution date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the swap provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the swap provider that is being replaced shall have first priority to those payments over certificateholders, the servicers and the trustee, and the trust shall pay to the swap provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the swap provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

   A "Swap Termination Payment" is a termination payment required to be made by either the trust or the swap provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

   The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

        o   failure to pay,

        o   bankruptcy and insolvency events, and

        o a merger by the swap provider without an assumption of its obligations under the interest rate swap agreement.

   Early termination events under the interest rate swap agreement include, among other things:

        o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

        o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

        o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

        o the pooling and servicing agreement is amended without the consent of the swap provider and the amendment materially and adversely affects the rights or interests of the swap provider,

        o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

        o   upon the exercise of the 10% optional clean-up call.

   "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the swap provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the swap provider is the defaulting party or a termination event under that agreement (other than illegality or a tax event) with respect to which the swap provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the swap provider below the Required Swap Counterparty Rating (but the swap provider has (i) a rating of at least "BBB-" or "A-3", if applicable, by S&P,
(ii) a rating of at least "BBB-" or "F3", if applicable, by Fitch, or (iii) (x) if the swap provider has only a long-term rating, a rating of at least "A2" by Moody's, or (y) if the swap provider has a long-term rating and a short-term rating, a rating of at least "A3" or "P2", if applicable, by Moody's) or, S&P, Fitch or Moody's withdraws its ratings of the swap provider and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

        (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the swap provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

        (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the swap provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the swap provider pursuant to an amendment to the interest rate swap agreement;

        (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the swap provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

        (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, the swap provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

   However, in the event that the swap provider's long term rating or short term rating is withdrawn by S&P, it will cause another entity that meets or exceeds the Required Swap Counterparty Rating to replace it as party to the interest rate swap agreement on terms substantially similar to the interest rate swap agreement within 30 days from the ratings withdrawal.

   In addition, if (i) the swap provider's short term rating is reduced below "A-3" by S&P or its long term rating is reduced below "BBB-" by S&P, (ii) the swap provider's short term rating is reduced below "F3" by Fitch or its long term rating is reduced below "BBB-" by Fitch, or (iii) (x) if the swap provider has only a long-term rating, its rating is reduced below "A2" by Moody's, or (y) if the swap provider has a long-term rating and a short-term rating, its rating is reduced below "A3" or "P2", if applicable, by Moody's, the swap provider must use its commercially reasonable efforts to find a party reasonably acceptable to the Trustee, subject to satisfaction of the Rating Agency Condition. All of the swap provider's interests and obligations under the interest rate swap agreement will be assigned to that party at no cost to the trustee (a "Substitution Event").

   The swap provider is an affiliate of the depositor and Barclays Capital Inc. is one of the underwriters, which arrangement may create certain conflicts of interest.

   If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

   On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the swap provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the swap provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or
(iv) the interest rate swap agreement may be terminated or replaced.

   The interest rate swap agreement is scheduled to terminate by its terms following the distribution date in July 2010 and upon termination of the interest rate swap agreement no further amounts will be paid to the swap provider by the trust and no further amounts will be paid to the trust by the swap provider.

   We believe that the swap provider's maximum probable exposure under the interest rate swap agreement is less than 10% (the significance percentage) of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

Overcollateralization Provisions

   The pooling and servicing agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the LIBOR Certificates, but only to the limited extent described below.

   The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds, any Interest Rate Cap Payments and Net Swap Receipts not required to be distributed to holders of the LIBOR Certificates or paid to the Swap Account as described above on any distribution date will be paid to the holders of the Class X certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts.

   With respect to any distribution date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The pooling and servicing agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this prospectus supplement. As described above, the Specified Subordinated Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event (as defined in the "Glossary" in this prospectus supplement) exists, the Specified Subordinated Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount.

   In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will be distributed to the holders of the Class X certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount is the "Excess Subordinated Amount" with respect to that distribution date. If, on any distribution date on or after the Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the Net

Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates and all amounts required to be paid to the swap provider on that distribution date (other than Defaulted Swap Termination Payments).

Reports to Certificateholders

   On each distribution date the trustee will make available via its internet website to each holder of a LIBOR Certificate, based on information provided to the trustee by the servicer, containing the following:

o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds in that distribution;

o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such distribution date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such distribution date, in each case, identifying the general purpose of such fees;

o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

o   the number and aggregate outstanding principal balances of mortgage loans
    (1) as to which the scheduled payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the Determination Date preceding such distribution date and the date of acquisition of the REO properties;

o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such distribution date;

o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days delinquent);

o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

o   the Subordinated Amount and Specified Subordinated Amount;

o   Prepayment Premiums collected by the Servicer;

o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

o   the amount distributed on the Class X certificates;

o   the amount of any Subsequent Recoveries for such distribution date;

o   the Record Date for such distribution date; and

o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

   The trustee will make available the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.ctslink.com and assistance in using the website can be obtained by calling the trustee's investor relations desk at (301) 815-6600. The trustee will also make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the trust through the EDGAR system.

                       THE POOLING AND SERVICING AGREEMENT

   Option One Mortgage Corporation will act as the servicer of the mortgage loans. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the pooling and servicing agreement.

Subservicers

   The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, no subservicing agreement will take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer the servicer (including termination due to a servicer event of default).

   The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

   As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to interest at one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of each mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees, fees associated with non-sufficient funds checks, and other similar items. The servicer will also be entitled to withdraw from the collection account and any escrow account (to the extent permitted by applicable law and the mortgage loan documents) any net interest or other income earned on deposits in those accounts. In addition, the servicer will be entitled to retain any net Prepayment Interest Excesses related to the mortgage loans serviced by it for any distribution date to the extent they are not required to offset prepayment interest shortfalls resulting from principal prepayments that are received during the related Prepayment Period. See "--Prepayment Interest Shortfalls" below. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

   As compensation for its activities under the pooling and servicing agreement, the trustee and the loan performance advisor will be entitled, with respect to each mortgage loan, to a trustee fee and loan performance advisor fee, respectively. The fees to the trustee and loan performance advisor will be required to be remitted monthly by the servicer to the trustee from amounts on deposit in the collection account and the trustee will be required to pay the loan performance advisor fee to the loan performance advisor. Each fee will be an amount equal to one-twelfth of the fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to the benefit of the earnings on deposits in the distribution account.

P&I Advances and Servicing Advances

   P&I Advances. The servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan, subject to its determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust fund. The trustee, acting solely as successor servicer, will advance its own funds to make P&I Advances if the servicer fails to do so, subject to its own recoverability determination and as required under the pooling and servicing agreement. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

   Servicing Advances. The servicer is required to advance amounts with respect to the mortgage loans, subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

    o the preservation, restoration, inspection and protection of the mortgaged property,

    o enforcement or judicial proceedings, including foreclosures and litigation, and

    o certain other customary amounts described in the pooling and servicing agreement.

   These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust fund.

   Recovery of Advances. The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from the collection account.

   The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), that P&I Advance or servicing advance would not ultimately be recoverable.

Prepayment Interest Shortfalls

   In the event of any voluntary principal prepayments on any mortgage loans (excluding any payments made upon liquidation of any mortgage loan) during the portion of the applicable Prepayment Period that ends on the last calendar day of the month prior to the related Servicer Remittance Date, the servicer will be obligated to pay, by no later than that Servicer Remittance Date, compensating interest, without any right of reimbursement, for the net amount of those shortfalls in interest collections resulting from those voluntary principal prepayments. The amount of those shortfalls - equal to the difference between the interest paid by the applicable mortgagors for the month in which the prepayments occur (for those mortgage loans that prepay from the 16th day of the month preceding the month in which the applicable distribution date occurs through the end of that preceding month) on the amount of the principal prepayment and thirty days' interest on that amount - will be first netted against the amount of interest received on mortgage loans that prepay from the 1st day of the month in which the distribution date occurs through the 15th day of that month representing interest that accrued on those mortgage loans during that period ("Prepayment Interest Excesses"). If there still remains a net shortfall, then the servicer will be obligated to pay by no later than the Servicer Remittance Date preceding the applicable distribution date, without any right of reimbursement, compensating interest in an amount equal to the lesser of that net shortfall and the servicing fee payable for that distribution date ("Compensating Interest").

Servicer Reports

   As set forth in the pooling and servicing agreement, on a date preceding the applicable distribution date, the servicer is required to deliver to the depositor and the trustee a servicer remittance report setting forth the information necessary for the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that distribution date delivered by the trustee.

   The servicer is required to deliver to the depositor, the trustee and the rating agencies, in March of each year, starting in 2007, an officer's certificate stating that,

    o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

    o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default.

   In addition, in March of each year, commencing in March, 2007, the servicer and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

    o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

    o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

    o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

    o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

   Each party that is required to deliver an assessment of compliance with servicing criteria will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

   The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, the servicer may
(i) waive any late payment charge or, if applicable, any penalty interest, or
(ii) employ loss mitigation strategies including, but not limited to, forbearance plans and repayment options provided they are in accordance with accepted servicing practices as set forth in the pooling and servicing agreement.

   The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the final scheduled distribution date for the offered certificates.

   The servicer will be required to accurately and fully report its borrower payment histories to all three credit repositories in a timely manner with respect to each mortgage loan.

   If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

   Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

   The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the least of (a) the outstanding principal balance of such mortgage loan, but in no event may such amount be less than is necessary to prevent the borrower from becoming a coinsurer under the policy, (b) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (c) the maximum insurable value of the improvements which are a part of such mortgaged property. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer having a general policy rating of A:X or better in Best's (or another comparable rating), insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

   In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

   The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

   Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Primary Mortgage Insurance

   With respect to certain 60+ LTV Mortgage Loans, the servicer is required to maintain the PMI Policy in full force and effect. Prior to entering into any assumption or substitution agreement, the servicer is required to obtain the written consent of the PMI Insurer of such assumption or substitution of liability in accordance with the terms of the PMI Policy, and the servicer will take all action which may be required by the PMI Insurer as a condition to the continuation of coverage under the PMI Policy.

   In connection with its activities as servicer, the servicer is required to prepare and present, on behalf of itself and the trust fund, claims to the PMI Insurer under the PMI Policy in a timely fashion in accordance with the terms of the primary mortgage insurance policy and, in this regard, to take such action as would be necessary to permit recovery under the PMI Policy respecting a defaulted mortgage loan. Any amounts collected by the servicer under the PMI Policy is required to be deposited in the collection account, subject to withdrawal pursuant to the pooling and servicing agreement.

   Any premiums payable on the PMI Policy and any taxes on those premiums will be expenses borne by the trust fund.

Realization Upon Defaulted Mortgage Loans

   Subject to the PMI Insurer's prior written consent with respect to certain 60+ LTV Mortgage Loans, the servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement; provided, that in the case of any mortgaged property damaged from an uninsured cause, the servicer will not be required to expend its own funds toward the restoration of that property unless the servicer believes such restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

Removal and Resignation of the Servicer

  The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses
(a), (b), (c), (d), (e), (f), (g) and (h) below. Each of the following constitutes a "servicer event of default":

        (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

        (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of 45 days (except that such number of days will be 10 in the case of a failure to observe or perform the obligation to deliver the officer's certificate or the accountant's statement described under "--Servicer Reports" in this prospectus supplement) after the earlier of (i) the date on which written notice of such failure requiring the same to be remedied is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates and (ii) actual knowledge of such failure by a servicing officer of the servicer; or

        (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 consecutive days; or

        (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

        (e) the servicer admits in writing its inability generally to pay its debts as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

        (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

        (g) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of 30 days after the date upon which written notice of such breach is given to the servicer by the trustee or by the depositor, or to the servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

        (h) Fitch reduces its primary subprime servicer rating of the servicer to "RPS2-" or lower, Moody's reduces its primary subprime servicer rating of the servicer to "SQ3" or lower, or S&P reduces its primary subprime servicer rating of the servicer to "Average" or lower.

   Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor, the PMI Insurer and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

   Upon removal or resignation of the servicer, in accordance with the pooling and servicing agreement, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

   Any successor to the servicer as servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

   The servicer and any successor servicer will at all times be required to be a Fannie Mae-approved and Freddie Mac-approved seller/servicer in good standing, maintain a net worth of at least $30,000,000 (as determined in accordance with generally accepted accounting principles), and maintain its license to do business or service residential mortgage loans in any jurisdictions in which the mortgaged properties are located.

   The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the LIBOR Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

   The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

   The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

   If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

   The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

   Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

   If the Class X certificates are not 100% owned, either directly or indirectly, by Barclays or any of its affiliates, then the majority Class X certificateholders in the aggregate may, at their option, purchase all of the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. If the depositor or one of its affiliates is a Class X certificateholder exercising this option, it may only do so with at least one other unaffiliated person that holds at least a 10% percentage interest in the Class X certificates. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any

REO property) plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the holders of the Class X certificates at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (iii) all unreimbursed P&I Advances, servicing advances and indemnification payments payable to the servicer, (iv) any unreimbursed indemnification payments payable to the trustee under the pooling and servicing agreement, and (v) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the swap provider. That purchase of the mortgage loans and REO properties would result in the final distribution on the LIBOR Certificates on that distribution date.

   Notwithstanding the foregoing, if any rating agency has rated a class of debt securities ("Net Interest Margin Securities") then outstanding that is backed by the Class X and Class P certificates, pursuant to the pooling and servicing agreement, the majority Class X certificateholders will be permitted to exercise their option to purchase the mortgage loans only if one of the following conditions is met: (i) after distribution of the proceeds of that purchase to the certificateholders (other than the holders of the Class X, Class P and Class R certificates), the distribution of the remaining proceeds to the Class X and Class P certificates will be sufficient to pay the outstanding principal amount of, and accrued and unpaid interest on, the Net Interest Margin Securities, or
(ii) (A) prior to that purchase, the majority Class X certificateholders remit to the trustee an amount that, together with the purchase price, will be sufficient to pay the outstanding principal amount of, and accrued and unpaid interest on, the Net Interest Margin Securities, and (B) the trustee remits that amount directly to the indenture trustee under the indenture creating the Net Interest Margin Securities.

   The trust also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

   The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed as early as practicable within the month of such final distribution. Any such notice of final distribution will be required to specify
(a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

   In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

   Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class R certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

   In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class R certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

   The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the pooling and servicing agreement.

   The depositor, the servicer, the trustee and their respective directors, officers, employees or agents will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or
(ii) the performance of their respective duties pursuant to the pooling and servicing agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the pooling and servicing agreement.

   None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

Amendment

   The pooling and servicing agreement may be amended from time to time by the depositor, the responsible party, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the LIBOR Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, to add to the duties of the depositor or the servicer, or to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such action will not adversely affect in any material respect the interest of any holder of the LIBOR Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the LIBOR certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

   The pooling and servicing agreement may be amended from time to time by the depositor, the responsible party, the servicer and the trustee, with the consent of the PMI Insurer and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

   In addition, any amendment to the pooling and servicing agreement will require the prior written consent of the swap provider if the amendment would materially and adversely affect the rights or interests of the swap provider.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

   The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the fixed-rate mortgage loans, the prepayment assumption assumes rates of approximately 1.5333% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the related mortgage loans and an additional 1.5333% per annum (precisely 23%/15 expressed as a percentage) in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter during the life of the related mortgage loans, the prepayment assumption assumes a constant prepayment rate of 23% per annum each month. The prepayment assumption with respect to the adjustable-rate mortgage loans assumes a constant prepayment rate of 25% per annum each month.

   Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

   Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

    o   the closing date for the certificates occurs on January 26, 2006;

    o distributions on the certificates are made on the 25th day of each month, commencing in February 2006, in accordance with the priorities described in this prospectus supplement;

    o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

    o   prepayments include 30 days' interest on the related mortgage loan;

    o the optional clean-up call is not exercised (except with respect to the weighted average life to call);

    o the Specified Subordinated Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

    o with respect to each adjustable-rate mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (subject to the applicable periodic rate cap and minimum and maximum interest rate), (b) the Six-Month LIBOR Loan Index remains constant at 4.74%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except with respect to mortgage loans that are interest-only for a period of time);

    o   One-Month LIBOR remains constant at 4.53%;

    o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

    o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

    o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

    o the initial Class Certificate Balance of each class of certificates is as set forth on the cover page of this prospectus supplement;

    o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement;

    o the servicing fee rate with respect to each mortgage loan is (i) 0.30% per annum with respect to each distribution date in February 2006 through November 2006, (ii) 0.40% per annum with respect to each distribution date in December 2006 through July 2008, and (iii) 0.65% per annum with respect to each remaining distribution date;

    o the aggregate fee rate for the trustee fee and loan performance advisor fee is a rate per annum of 0.02% or less;

    o the PMI Fee Rate with respect to the mortgage loans does not exceed 0.80% per annum;

    o   no Swap Termination Payments are paid or received by the trust; and

    o the assumed mortgage loans have the approximate initial characteristics described below:


                                                       Cut-off
                                                         Date      Remaining     Remaining   Original      Initial
                                                        Gross     Amortization    Term to    Term to    Interest-Only
                   Index           Cut-off Date        Interest       Term       Maturity    Maturity      Period
Group   Type       Name        Principal Balance ($)   Rate (%)     (Months)     (Months)    (Months)     (Months)
------------------------------------------------------------------------------------------------------------------------
I       ARM    LIBOR 6 Month              113,764.30      8.627            174         174        180             N/A
I       ARM    LIBOR 6 Month               77,671.96     10.750            173         173        180             N/A
I       ARM    LIBOR 6 Month               77,669.16      7.290            175         175        180             N/A
I       ARM    LIBOR 6 Month              130,246.50      9.582            175         175        180             N/A
I       ARM    LIBOR 6 Month              432,036.09      7.327            174         174        180             N/A
I       ARM    LIBOR 6 Month          203,285,226.86      7.831            354         354        360             N/A
I       ARM    LIBOR 6 Month              126,985.98      9.850            351         351        357             N/A
I       ARM    LIBOR 6 Month              163,961.40      6.900            354         354        360             N/A
I       ARM    LIBOR 6 Month           11,204,636.75      7.237            354         354        360             N/A
I       ARM    LIBOR 6 Month              204,056.46      8.875            352         352        360             N/A
I       ARM    LIBOR 6 Month              339,340.84      7.343            355         355        360             N/A
I       ARM    LIBOR 6 Month           22,740,799.14      7.610            354         354        360             N/A
I       ARM    LIBOR 6 Month           57,489,128.38      7.892            354         354        360             N/A
I       ARM    LIBOR 6 Month            5,183,525.00      7.986            354         354        360             N/A
I       ARM    LIBOR 6 Month            7,108,904.60      7.011            353         353        359             N/A
I       ARM    LIBOR 6 Month           28,800,321.10      7.911            354         354        360             N/A
I       ARM    LIBOR 6 Month            2,666,660.17      7.990            354         354        360             N/A
I       ARM    LIBOR 6 Month           11,891,636.24      8.359            353         353        359             N/A
I       ARM    LIBOR 6 Month          247,963,525.79      7.710            354         354        360             N/A
I       ARM    LIBOR 6 Month              244,266.44      7.302            354         354        360             N/A
I       ARM    LIBOR 6 Month              127,470.75      7.950            354         354        360             N/A
I       ARM    LIBOR 6 Month              599,413.60      6.946            354         354        360             N/A
I       ARM    LIBOR 6 Month            1,895,036.10      7.737            354         354        360             N/A
I       ARM    LIBOR 6 Month            2,185,762.41      6.710            474         354        360             N/A
I       ARM    LIBOR 6 Month              300,465.98      7.950            474         354        360             N/A
I       ARM    LIBOR 6 Month              244,533.74      7.066            475         355        360             N/A
I       ARM    LIBOR 6 Month            6,059,809.78      6.816            474         354        360             N/A
I       ARM    LIBOR 6 Month              136,663.52      7.650            474         354        360             N/A
I       ARM    LIBOR 6 Month              388,165.20      7.661            475         355        360             N/A
I       ARM    LIBOR 6 Month           24,563,282.51      7.173            300         354        360              60
I       ARM    LIBOR 6 Month            3,646,299.96      6.822            300         354        360              60
I       ARM    LIBOR 6 Month            5,354,391.85      6.927            300         354        360              60
I       ARM    LIBOR 6 Month            6,354,883.61      7.333            300         354        360              60
I       ARM    LIBOR 6 Month            2,542,766.28      7.151            300         354        360              60
I       ARM    LIBOR 6 Month            1,629,410.28      7.243            300         353        360              60
I       ARM    LIBOR 6 Month            4,894,706.12      7.132            300         353        360              60
I       ARM    LIBOR 6 Month              972,465.16      7.233            300         353        360              60
I       ARM    LIBOR 6 Month           80,033,168.02      6.805            300         354        360              60
I       ARM    LIBOR 6 Month              358,650.00      6.078            300         354        360              60
I       ARM    LIBOR 6 Month            7,968,308.54      7.482            354         354        360             N/A
I       ARM    LIBOR 6 Month            1,978,303.07      6.749            354         354        360             N/A
I       ARM    LIBOR 6 Month               80,395.49      7.650            354         354        360             N/A
I       ARM    LIBOR 6 Month              380,778.47      7.525            354         354        360             N/A
I       ARM    LIBOR 6 Month               74,787.43      8.790            354         354        360             N/A
I       ARM    LIBOR 6 Month              191,537.92      7.970            354         354        360             N/A



          Remaining                                Rate
        Interest-Only                Next Rate     Reset
           Period         Gross        Reset     Frequency   Minimum                       Initial   Periodic
Group     (Months)      Margin (%)   (Months)    (Months)    Rate (%)   Maximum Rate (%)   Cap (%)   Cap (%)
-------------------------------------------------------------------------------------------------------------
I                 N/A        6.427          18           6      8.627             14.627     3.000      1.000
I                 N/A        7.950          17           6     10.750             16.750     3.000      1.000
I                 N/A        5.290          19           6      7.290             13.290     3.000      1.000
I                 N/A        7.464          19           6      9.582             15.582     3.000      1.000
I                 N/A        5.911          18           6      7.327             13.327     3.000      1.000
I                 N/A        6.003          18           6      7.829             13.836     3.000      1.000
I                 N/A        7.400          18           6      9.850             15.850     3.000      1.000
I                 N/A        5.300          18           6      6.900             12.900     3.000      1.000
I                 N/A        5.662          18           6      7.237             13.237     3.000      1.000
I                 N/A        7.000          16           6      8.875             14.875     3.000      1.000
I                 N/A        5.548          19           6      7.343             13.343     3.000      1.000
I                 N/A        5.890          18           6      7.570             13.681     3.000      1.000
I                 N/A        5.948          18           6      7.892             13.892     3.000      1.000
I                 N/A        6.120          18           6      7.986             13.986     3.000      1.000
I                 N/A        5.446          18           6      7.011             13.011     3.000      1.000
I                 N/A        6.218          18           6      7.911             13.911     3.000      1.000
I                 N/A        6.149          18           6      7.990             13.990     3.000      1.000
I                 N/A        6.331          18           6      8.359             14.359     2.994      1.006
I                 N/A        5.799          18           6      7.709             13.711     3.000      1.001
I                 N/A        4.823          18           6      7.302             13.302     3.000      1.000
I                 N/A        5.950          18           6      7.950             13.950     3.000      1.000
I                 N/A        4.866          18           6      6.946             12.946     3.000      1.000
I                 N/A        5.820          18           6      7.737             14.129     3.000      1.000
I                 N/A        5.298          18           6      6.710             12.710     2.000      1.000
I                 N/A        5.550          18           6      7.950             13.950     2.000      1.000
I                 N/A        5.153          19           6      7.066             13.066     2.000      1.000
I                 N/A        5.198          18           6      6.816             12.816     2.000      1.000
I                 N/A        5.150          18           6      7.650             13.650     2.000      1.000
I                 N/A        5.271          19           6      7.661             13.661     2.000      1.000
I                  54        5.309          18           6      7.173             13.173     3.000      1.000
I                  54        5.228          18           6      6.822             12.822     3.000      1.000
I                  54        5.042          18           6      6.927             12.927     3.000      1.000
I                  54        5.391          18           6      7.333             13.333     3.000      1.000
I                  54        5.343          18           6      7.151             13.151     3.000      1.000
I                  53        5.355          17           6      7.243             13.243     3.000      1.000
I                  53        5.527          17           6      7.132             13.132     3.000      1.000
I                  53        4.922          17           6      7.233             13.233     3.000      1.000
I                  54        4.865          18           6      6.805             12.809     3.000      1.000
I                  54        4.758          18           6      6.078             12.078     3.000      1.000
I                 N/A        5.579          30           6      7.482             13.482     3.000      1.000
I                 N/A        5.050          30           6      6.749             12.749     3.000      1.000
I                 N/A        5.690          30           6      7.650             13.650     3.000      1.000
I                 N/A        6.000          30           6      7.525             13.525     3.000      1.000
I                 N/A        6.800          30           6      8.790             14.790     3.000      1.000
I                 N/A        6.700          30           6      7.970             13.970     3.000      1.000



                                                       Cut-off
                                                         Date      Remaining     Remaining   Original      Initial
                                                        Gross     Amortization    Term to    Term to    Interest-Only
                   Index           Cut-off Date        Interest       Term       Maturity    Maturity      Period
Group   Type       Name        Principal Balance ($)   Rate (%)     (Months)     (Months)    (Months)     (Months)
---------------------------------------------------------------------------------------------------------------------
I       ARM    LIBOR 6 Month            2,601,344.86      7.641            354         354        360             N/A
I       ARM    LIBOR 6 Month              598,174.83      7.351            354         354        360             N/A
I       ARM    LIBOR 6 Month            1,218,859.38      8.144            354         354        360             N/A
I       ARM    LIBOR 6 Month              136,387.98     10.250            353         353        360             N/A
I       ARM    LIBOR 6 Month            8,763,997.53      7.199            354         354        360             N/A
I       ARM    LIBOR 6 Month              246,815.47      7.650            471         354        360             N/A
I       ARM    LIBOR 6 Month              231,384.46      7.901            472         355        360             N/A
I       ARM    LIBOR 6 Month            1,398,432.73      7.188            300         354        360              60
I       ARM    LIBOR 6 Month            1,844,000.00      6.403            300         354        360              60
I       ARM    LIBOR 6 Month              265,600.00      7.494            300         353        360              60
I       ARM    LIBOR 6 Month              341,999.07      8.208            300         354        360              60
I       ARM    LIBOR 6 Month            3,444,338.96      6.787            300         354        360              60
I       ARM    LIBOR 6 Month            5,201,904.67      7.140            353         353        359             N/A
I       ARM    LIBOR 6 Month              272,183.86      7.050            352         352        360             N/A
I       ARM    LIBOR 6 Month            1,627,782.13      7.017            353         353        359             N/A
I       ARM    LIBOR 6 Month              276,712.18      8.235            354         354        360             N/A
I       ARM    LIBOR 6 Month              443,650.41      6.310            352         352        360             N/A
I       ARM    LIBOR 6 Month              162,210.30      7.450            351         351        359             N/A
I       ARM    LIBOR 6 Month            1,457,299.34      7.387            353         353        360             N/A
I       ARM    LIBOR 6 Month              202,375.43      7.750            353         353        360             N/A
I       ARM    LIBOR 6 Month              116,483.10      7.990            352         352        359             N/A
I       ARM    LIBOR 6 Month              259,681.97      7.872            353         353        360             N/A
I       ARM    LIBOR 6 Month            6,648,485.87      6.936            353         353        360             N/A
I       ARM    LIBOR 6 Month              135,043.68      6.900            464         354        360             N/A
I       ARM    LIBOR 6 Month            4,018,552.48      6.970            300         353        360              60
I       ARM    LIBOR 6 Month              811,500.00      6.214            300         353        360              60
I       ARM    LIBOR 6 Month            2,532,265.87      6.140            300         353        360              60
I       ARM    LIBOR 6 Month              293,800.07      6.647            300         353        360              60
I       ARM    LIBOR 6 Month              307,845.09      6.998            300         354        360              60
I       ARM    LIBOR 6 Month            1,143,723.50      6.779            300         353        360              60
I       ARM    LIBOR 6 Month              642,077.48      7.058            300         354        360              60
I       ARM    LIBOR 6 Month              139,945.11      6.000            300         352        360              60
I       ARM    LIBOR 6 Month              163,999.53      6.400            300         353        360              60
I       ARM    LIBOR 6 Month            1,227,363.60      6.811            300         352        360              60
I       ARM    LIBOR 6 Month           22,501,611.01      6.560            300         353        360              60
I       ARM    LIBOR 6 Month            2,500,978.61      7.711            354         354        360             N/A
I       ARM    LIBOR 6 Month              367,032.79      8.115            353         353        360             N/A
I       ARM    LIBOR 6 Month              171,963.53      9.650            354         354        360             N/A
I       ARM    LIBOR 6 Month              254,252.47      6.150            474         354        360             N/A
II      ARM*   LIBOR 6 Month              713,298.97      7.053            354         354        360             N/A
II      ARM    LIBOR 6 Month           30,464,519.66      7.624            354         354        360             N/A
II      ARM    LIBOR 6 Month            1,326,154.08      7.757            355         355        360             N/A
II      ARM    LIBOR 6 Month               48,621.61      9.150            316         316        323             N/A
II      ARM    LIBOR 6 Month           17,688,794.86      7.390            354         354        360             N/A
II      ARM    LIBOR 6 Month            3,945,616.79      7.845            352         352        358             N/A



          Remaining                                Rate
        Interest-Only                Next Rate     Reset
           Period         Gross        Reset     Frequency   Minimum                       Initial   Periodic
Group     (Months)      Margin (%)   (Months)    (Months)    Rate (%)   Maximum Rate (%)   Cap (%)   Cap (%)
-------------------------------------------------------------------------------------------------------------
I                 N/A        5.765          30           6      7.641             13.641     3.000      1.000
I                 N/A        5.370          30           6      7.351             13.351     3.000      1.000
I                 N/A        6.783          30           6      8.144             14.144     3.000      1.000
I                 N/A        7.550          29           6     10.250             16.250     3.000      1.000
I                 N/A        5.340          30           6      7.199             13.199     3.000      1.000
I                 N/A        5.700          30           6      7.650             13.650     2.000      1.000
I                 N/A        6.534          31           6      7.901             13.901     2.000      1.000
I                  54        5.218          30           6      7.188             13.188     3.000      1.000
I                  54        4.623          30           6      6.403             12.403     3.000      1.000
I                  53        4.825          29           6      7.494             13.494     3.000      1.000
I                  54        6.354          30           6      8.208             14.208     3.000      1.000
I                  54        4.786          30           6      6.787             12.787     3.000      1.000
I                 N/A        5.390          54           6      7.140             13.140     3.000      1.000
I                 N/A        5.300          52           6      7.050             13.050     3.000      1.000
I                 N/A        5.274          54           6      7.017             13.017     3.000      1.000
I                 N/A        5.930          54           6      8.235             14.235     3.000      1.000
I                 N/A        4.996          52           6      6.310             12.310     3.000      1.000
I                 N/A        5.175          52           6      7.450             13.450     3.000      1.000
I                 N/A        5.444          53           6      7.387             13.387     3.000      1.000
I                 N/A        6.040          53           6      7.750             13.750     3.000      1.000
I                 N/A        5.775          53           6      7.990             13.990     3.000      1.000
I                 N/A        6.134          53           6      7.872             13.872     3.000      1.000
I                 N/A        5.189          53           6      6.936             12.936     3.000      1.000
I                 N/A        5.200          54           6      6.900             12.900     2.000      1.000
I                  53        5.105          53           6      6.970             12.970     3.000      1.000
I                  53        5.040          53           6      6.214             12.214     3.000      1.000
I                  53        4.762          53           6      6.140             12.140     3.000      1.000
I                  53        5.559          53           6      6.647             12.647     3.000      1.000
I                  54        4.684          54           6      6.998             12.998     3.000      1.000
I                  53        4.947          53           6      6.779             12.779     3.000      1.000
I                  54        5.638          54           6      7.058             13.058     3.000      1.000
I                  52        4.050          52           6      6.000             12.000     3.000      1.000
I                  53        4.650          53           6      6.400             12.400     3.000      1.000
I                  52        5.637          52           6      6.811             12.811     3.000      1.000
I                  53        4.572          53           6      6.560             12.560     3.000      1.000
I                 N/A        5.509           5           6      7.355             13.355     1.000      1.000
I                 N/A        6.377           5           6      7.115             13.115     1.000      1.000
I                 N/A        7.650           6           6      9.650             15.650     1.000      1.000
I                 N/A        5.500           6           6      6.150             12.150     1.000      1.000
II                N/A        6.022         174           6      7.053             13.053     3.000      1.000
II                N/A        5.851          18           6      7.624             13.627     3.000      1.000
II                N/A        6.374          19           6      7.757             13.757     3.000      1.000
II                N/A        7.650          17           6      9.150             15.150     3.000      1.000
II                N/A        5.695          18           6      7.390             13.390     3.000      1.000
II                N/A        5.681          18           6      7.845             13.845     3.000      1.000


                                                       Cut-off
                                                         Date      Remaining     Remaining   Original      Initial
                                                        Gross     Amortization    Term to    Term to    Interest-Only
                   Index           Cut-off Date        Interest       Term       Maturity    Maturity      Period
Group   Type       Name        Principal Balance ($)   Rate (%)     (Months)     (Months)    (Months)     (Months)
---------------------------------------------------------------------------------------------------------------------
II      ARM    LIBOR 6 Month              754,189.51      7.595            355         355        360             N/A
II      ARM    LIBOR 6 Month            2,109,442.48      6.369            354         354        360             N/A
II      ARM    LIBOR 6 Month            3,993,026.78      8.244            341         341        347             N/A
II      ARM    LIBOR 6 Month              819,337.84      6.076            352         352        359             N/A
II      ARM    LIBOR 6 Month              473,069.58     10.353            354         354        360             N/A
II      ARM    LIBOR 6 Month           36,227,022.75      7.417            354         354        360             N/A
II      ARM    LIBOR 6 Month            1,725,504.72      6.730            474         355        360             N/A
II      ARM    LIBOR 6 Month              526,875.53      6.640            475         355        360             N/A
II      ARM    LIBOR 6 Month              417,883.76      7.950            475         355        360             N/A
II      ARM    LIBOR 6 Month            8,718,279.65      6.727            474         354        360             N/A
II      ARM    LIBOR 6 Month            7,883,201.86      6.905            300         354        360              60
II      ARM    LIBOR 6 Month            6,234,239.25      7.054            300         354        360              60
II      ARM    LIBOR 6 Month            1,988,173.00      6.789            300         354        360              60
II      ARM    LIBOR 6 Month            2,730,337.49      7.200            300         353        360              60
II      ARM    LIBOR 6 Month           62,978,090.95      6.600            300         354        360              60
II      ARM    LIBOR 6 Month            2,159,908.88      7.555            354         354        360             N/A
II      ARM    LIBOR 6 Month               99,847.49     11.800            355         355        360             N/A
II      ARM    LIBOR 6 Month            1,534,063.87      7.632            355         355        360             N/A
II      ARM    LIBOR 6 Month              447,549.55      6.550            354         354        360             N/A
II      ARM    LIBOR 6 Month              446,184.45      8.050            354         354        360             N/A
II      ARM    LIBOR 6 Month            1,785,938.29      6.499            354         354        360             N/A
II      ARM    LIBOR 6 Month              483,852.96      6.350            300         353        360              60
II      ARM    LIBOR 6 Month              600,000.00      7.150            300         353        360              60
II      ARM    LIBOR 6 Month            1,958,000.00      6.634            300         354        360              60
II      ARM    LIBOR 6 Month            2,303,495.54      7.614            354         354        360             N/A
II      ARM    LIBOR 6 Month            3,113,706.32      7.452            353         353        360             N/A
II      ARM    LIBOR 6 Month               52,496.42      9.650            354         354        360             N/A
II      ARM    LIBOR 6 Month              645,031.70      8.975            352         352        358             N/A
II      ARM    LIBOR 6 Month               58,699.23      8.900            354         354        360             N/A
II      ARM    LIBOR 6 Month            2,004,575.81      7.179            353         353        360             N/A
II      ARM    LIBOR 6 Month            1,588,500.00      6.579            300         354        360              60
II      ARM    LIBOR 6 Month              777,997.62      6.061            300         352        360              60
II      ARM    LIBOR 6 Month            2,877,149.39      6.514            300         353        360              60
II      ARM    LIBOR 6 Month              491,228.11      7.250            300         354        360              60
II      ARM    LIBOR 6 Month           14,063,413.81      6.631            300         353        360              60
II      ARM    LIBOR 6 Month            1,723,976.81      6.642            354         354        360             N/A
II      ARM    LIBOR 6 Month              464,766.50      6.990            353         353        360             N/A
II      ARM    LIBOR 6 Month               93,563.19     12.050            355         355        360             N/A
I       FRM         N/A                   769,937.53      6.327            474         354        360             N/A
I       FRM         N/A                 1,414,208.79      6.614            474         354        360             N/A
I       FRM         N/A                 1,313,747.09      7.279            171         171        177             N/A
I       FRM         N/A                   243,876.90      7.577            172         172        180             N/A
I       FRM         N/A                   106,675.59      8.150            175         175        180             N/A
I       FRM         N/A                   132,464.83      6.600            174         174        180             N/A
I       FRM         N/A                 2,842,701.23      7.256            173         173        179             N/A



          Remaining                                Rate
        Interest-Only                Next Rate     Reset
           Period         Gross        Reset     Frequency   Minimum                       Initial   Periodic
Group     (Months)      Margin (%)   (Months)    (Months)    Rate (%)   Maximum Rate (%)   Cap (%)   Cap (%)
-------------------------------------------------------------------------------------------------------------
II                N/A        5.960          19           6      7.595             13.595     3.000      1.000
II                N/A        4.755          18           6      6.369             12.369     3.000      1.000
II                N/A        6.648          18           6      8.244             14.244     3.000      1.000
II                N/A        4.541          17           6      6.076             12.076     3.000      1.000
II                N/A        7.482          18           6     10.353             16.353     3.000      1.000
II                N/A        5.704          18           6      7.417             13.428     2.990      1.000
II                N/A        4.850          19           6      6.730             12.730     2.000      1.000
II                N/A        5.340          19           6      6.640             12.640     2.000      1.000
II                N/A        5.750          19           6      7.950             13.950     2.000      1.000
II                N/A        4.977          18           6      6.727             12.727     2.000      1.000
II                 54        5.028          18           6      6.905             12.905     3.000      1.000
II                 54        5.265          18           6      7.054             13.054     3.000      1.000
II                 54        5.244          18           6      6.789             12.789     3.000      1.000
II                 53        5.657          17           6      7.200             13.200     3.000      1.000
II                 54        4.754          18           6      6.600             12.600     3.000      1.000
II                N/A        5.788          30           6      7.555             13.555     3.000      1.000
II                N/A        8.000          31           6     11.800             17.800     3.000      1.000
II                N/A        5.873          31           6      7.632             13.632     3.000      1.000
II                N/A        5.100          30           6      6.550             12.550     3.000      1.000
II                N/A        6.000          30           6      8.050             14.050     3.000      1.000
II                N/A        4.966          30           6      6.499             12.604     3.000      1.000
II                 53        4.800          29           6      6.350             12.350     3.000      1.000
II                 53        5.150          29           6      7.150             13.150     3.000      1.000
II                 54        4.680          30           6      6.634             12.634     3.000      1.000
II                N/A        5.920          54           6      7.614             13.614     3.000      1.000
II                N/A        5.697          53           6      7.452             13.452     3.000      1.000
II                N/A        7.770          54           6      9.650             15.650     3.000      1.000
II                N/A        6.713          54           6      8.975             14.975     3.000      1.000
II                N/A        6.800          54           6      8.900             14.900     3.000      1.000
II                N/A        4.964          53           6      7.179             13.179     3.000      1.000
II                 54        5.111          54           6      6.579             12.579     3.000      1.000
II                 52        4.965          52           6      6.061             12.061     3.000      1.000
II                 53        4.700          53           6      6.514             12.514     3.000      1.000
II                 54        5.375          54           6      7.250             13.250     3.000      1.000
II                 53        4.668          53           6      6.631             12.631     3.000      1.000
II                N/A        4.647           6           6      6.642             12.642     1.000      1.000
II                N/A        5.500           5           6      5.990             11.990     1.000      1.000
II                N/A        8.000           1           6     12.050             18.050     1.000      1.000
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A


                                                       Cut-off
                                                         Date      Remaining     Remaining   Original      Initial
                                                        Gross     Amortization    Term to    Term to    Interest-Only
                   Index           Cut-off Date        Interest       Term       Maturity    Maturity      Period
Group   Type       Name        Principal Balance ($)   Rate (%)     (Months)     (Months)    (Months)     (Months)
---------------------------------------------------------------------------------------------------------------------
I       FRM         N/A                30,415,519.33      7.073            350         350        356             N/A
I       FRM         N/A                 4,592,658.72      6.771            354         354        360             N/A
I       FRM         N/A                21,434,588.23      6.665            351         351        356             N/A
I       FRM         N/A                   884,052.77      6.952            354         354        360             N/A
I       FRM         N/A                   138,538.53      7.250            354         354        360             N/A
I       FRM         N/A                    71,256.11      6.900            349         349        356             N/A
I       FRM         N/A                   341,170.81      7.097            354         354        360             N/A
I       FRM         N/A                 1,054,430.95      7.314            353         353        359             N/A
I       FRM         N/A                   715,307.91      7.375            354         354        360             N/A
I       FRM         N/A                 5,920,565.76      7.109            354         354        360             N/A
I       FRM         N/A                   794,907.85      7.723            354         354        360             N/A
I       FRM         N/A                   567,048.12      7.398            353         353        359             N/A
I       FRM         N/A                 3,047,333.54      7.093            352         352        358             N/A
I       FRM         N/A                   266,161.31      7.474            353         353        360             N/A
I       FRM         N/A                   812,469.97      7.364            353         353        359             N/A
I       FRM         N/A                50,902,754.62      6.881            351         351        357             N/A
I       FRM         N/A                   294,403.62      6.600            354         354        360             N/A
I       FRM         N/A                 1,317,765.42      6.670            300         353        360              60
I       FRM         N/A                 1,070,846.35      6.764            300         354        360              60
I       FRM         N/A                   309,189.63      6.920            300         353        360              60
I       FRM         N/A                   156,800.00      7.500            300         353        360              60
I       FRM         N/A                 3,565,154.40      6.790            300         353        360              60
I       FRM         N/A                    99,815.21      9.646            143         143        149             N/A
I       FRM         N/A                    63,043.70      9.990            168         168        174             N/A
I       FRM         N/A                 2,009,645.29     10.297            351         351        357             N/A
I       FRM         N/A                   245,155.76     11.090            351         351        357             N/A
I       FRM         N/A                    60,851.34     10.500            354         354        360             N/A
I       FRM         N/A                   527,410.93     10.489            353         353        359             N/A
I       FRM         N/A                    57,127.88     11.850            353         353        360             N/A
I       FRM         N/A                    65,882.51     11.950            354         354        360             N/A
I       FRM         N/A                   980,895.39     10.539            345         345        351             N/A
II      FRM         N/A                   899,282.73      7.152            473         354        360             N/A
II      FRM         N/A                   612,108.27      9.283            163         163        169             N/A
II      FRM         N/A                    59,947.75      8.500            175         175        180             N/A
II      FRM         N/A                    49,436.12     10.925            175         175        180             N/A
II      FRM         N/A                   467,954.60      8.581            174         174        180             N/A
II      FRM         N/A                   410,604.89      6.500            174         174        180             N/A
II      FRM         N/A                   231,067.05      8.760            161         161        167             N/A
II      FRM         N/A                13,806,773.69      7.803            347         347        353             N/A
II      FRM         N/A                   565,381.13      7.609            354         354        360             N/A
II      FRM         N/A                 6,641,339.68      7.539            354         354        360             N/A
II      FRM         N/A                   288,154.09      8.547            353         353        359             N/A
II      FRM         N/A                   470,860.87      7.900            355         355        360             N/A
II      FRM         N/A                   125,164.44      9.250            352         352        360             N/A
II      FRM         N/A                   115,934.37      9.036            353         353        360             N/A



          Remaining                                Rate
        Interest-Only                Next Rate     Reset
           Period         Gross        Reset     Frequency   Minimum                       Initial   Periodic
Group     (Months)      Margin (%)   (Months)    (Months)    Rate (%)   Maximum Rate (%)   Cap (%)   Cap (%)
-------------------------------------------------------------------------------------------------------------
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                  53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                  54          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                  53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                  53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                  53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
I                 N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A


                                                       Cut-off
                                                         Date      Remaining     Remaining   Original      Initial
                                                        Gross     Amortization    Term to    Term to    Interest-Only
                   Index           Cut-off Date        Interest       Term       Maturity    Maturity      Period
Group   Type       Name        Principal Balance ($)   Rate (%)     (Months)     (Months)    (Months)     (Months)
---------------------------------------------------------------------------------------------------------------------
II      FRM         N/A                 1,134,833.22      8.064            354         354        360             N/A
II      FRM         N/A                 2,610,314.09      9.028            350         350        356             N/A
II      FRM         N/A                    95,651.28      8.590            354         354        360             N/A
II      FRM         N/A                   475,277.69      7.700            355         355        360             N/A
II      FRM         N/A                 1,425,315.17      8.170            347         347        353             N/A
II      FRM         N/A                   378,161.89      8.428            354         354        360             N/A
II      FRM         N/A                19,710,979.50      7.877            352         352        358             N/A
II      FRM         N/A                   424,800.00      7.250            300         354        360              60
II      FRM         N/A                 2,935,981.35      6.714            300         354        360              60
II      FRM         N/A                   407,553.18      5.865            300         353        360              60
II      FRM         N/A                 1,612,999.50      7.045            300         353        360              60
II      FRM         N/A                 1,429,803.87     10.447            354         354        360             N/A
II      FRM         N/A                    82,073.88      9.800            353         353        359             N/A
II      FRM         N/A                   584,846.37     11.324            354         354        360             N/A
II      FRM         N/A                   647,112.63     11.128            354         354        360             N/A
II      FRM         N/A                   154,708.70     11.651            354         354        360             N/A
II      FRM         N/A                 1,522,680.49      9.664            353         353        359             N/A



          Remaining                                Rate
        Interest-Only                Next Rate     Reset
           Period         Gross        Reset     Frequency   Minimum                       Initial   Periodic
Group     (Months)      Margin (%)   (Months)    (Months)    Rate (%)   Maximum Rate (%)   Cap (%)   Cap (%)
-------------------------------------------------------------------------------------------------------------
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                 54          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                 54          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                 53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                 53          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A
II                N/A          N/A          N/A         N/A       N/A             N/A          N/A        N/A


----------
* Prepayment assumption is the prepayment assumption used for fixed rate mortgage loans.

While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

General

   Each Interest Accrual Period for the LIBOR Certificates will consist of the actual number of days elapsed from the distribution date preceding the month of the applicable distribution date (or, in the case of the first Interest Accrual Period, from the closing date) through the day before the applicable distribution date.

Defaults in Delinquent Payments

   The yield to maturity of the LIBOR Certificates, and particularly the Class B and Class M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the LIBOR Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

   The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this prospectus supplement. Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

   Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

   The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

   As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, a substantial majority of the ARMs (the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans) will not have their initial Adjustment Date until two, three, five or fifteen years after their origination. The prepayment experience of the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans may differ from that of the other ARMs. The 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the mortgage rates on the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans or the 15/15 Adjustable Rate Mortgage Loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

   The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the LIBOR Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

   When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from voluntary principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related Due Date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that Due Date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

   To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a voluntary prepayment, the remaining deficiency will be allocated to the Offered Certificates, pro rata, according to the amount of interest to which each class of Offered Certificates would otherwise be entitled in reduction of that amount.

   The Pass-Through Rate for each class of LIBOR Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this prospectus supplement.

   The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the net mortgage rates of the mortgage loans, which are based on the Loan Index. If the mortgage loans bearing higher mortgage rates, either through higher margins or an increase in the Loan Index (and consequently, higher net mortgage rates), were to prepay, the weighted average net mortgage rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in the Loan Index. It is possible that a decrease in the Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of LIBOR Certificates were to be higher than the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, the Pass-Through Rate on the related LIBOR Certificates would be lower than otherwise would be the case. Although holders of the LIBOR Certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account, including Interest Rate Cap Payments (in the case of the Class M and Class B Certificates), there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

   The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the LIBOR Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread and certain amounts available in the Swap Account, if any, will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

   Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments. Mortgage loans with higher adjusted net mortgage rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net mortgage rates may prepay faster than mortgage loans with relatively lower net mortgage rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net mortgage rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

   As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

   Each class of Class M and Class B certificates provides credit enhancement for certain other classes of LIBOR Certificates that have a higher payment priority, and each class of Class M and Class B certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive , in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Class M or Class B certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Class M and Class B certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the total principal balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes than would otherwise be the case.

   The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the total principal balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the LIBOR Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M and Class B certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Class M and Class B certificates will generally not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Class M or Class B certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal of the Class A certificates, depending on the timing of Realized Losses, the Class M and Class B certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

   For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

   Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates.

Weighted Average Lives of the LIBOR Certificates

   The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

   For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

   In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the prepayment assumption, see the Decrement Tables below.

Decrement Tables

   The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and mortgage rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average mortgage rates of the mortgage loans are consistent with the remaining terms to maturity and mortgage rates of the mortgage loans specified in the structuring assumptions.

Prepayment Scenarios


                                  SCENARIO I   SCENARIO II   SCENARIO III   SCENARIO IV   SCENARIO V
                                  ----------   -----------   ------------   -----------   ----------
Fixed-rate mortgage loans
(% of prepayment
assumption)                          50%           75%           100%           125%         150%

Adjustable-rate mortgage loans
(% of prepayment
assumption)                          50%           75%           100%           125%         150%



           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class A-2A                         Class A-2B
DISTRIBUTION DATE                         PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                         72     59     46     33     19    100    100    100    100    100
January 2008                         47     24      3      0      0    100    100    100     62     20
January 2009                         25      0      0      0      0    100     92     33      0      0
January 2010                          6      0      0      0      0    100     51     11      0      0
January 2011                          0      0      0      0      0     75     22      0      0      0
January 2012                          0      0      0      0      0     51      0      0      0      0
January 2013                          0      0      0      0      0     31      0      0      0      0
January 2014                          0      0      0      0      0     14      0      0      0      0
January 2015                          0      0      0      0      0      0      0      0      0      0
January 2016                          0      0      0      0      0      0      0      0      0      0
January 2017                          0      0      0      0      0      0      0      0      0      0
January 2018                          0      0      0      0      0      0      0      0      0      0
January 2019                          0      0      0      0      0      0      0      0      0      0
January 2020                          0      0      0      0      0      0      0      0      0      0
January 2021                          0      0      0      0      0      0      0      0      0      0
January 2022                          0      0      0      0      0      0      0      0      0      0
January 2023                          0      0      0      0      0      0      0      0      0      0
January 2024                          0      0      0      0      0      0      0      0      0      0
January 2025                          0      0      0      0      0      0      0      0      0      0
January 2026                          0      0      0      0      0      0      0      0      0      0
January 2027                          0      0      0      0      0      0      0      0      0      0
January 2028                          0      0      0      0      0      0      0      0      0      0
January 2029                          0      0      0      0      0      0      0      0      0      0
January 2030                          0      0      0      0      0      0      0      0      0      0
January 2031                          0      0      0      0      0      0      0      0      0      0
January 2032                          0      0      0      0      0      0      0      0      0      0
January 2033                          0      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          2.02   1.35   1.00   0.79   0.65   6.28   4.17   3.00   2.19   1.77
Weighted Average Life to Call
(years)(2)(3)                       2.02   1.35   1.00   0.79   0.65   6.28   4.17   3.00   2.19   1.77


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date. Percent of Initial Class Certificate Balance Outstanding(1)


           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class A-2C                         Class M-1
DISTRIBUTION DATE                         PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                        100    100    100    100    100    100    100    100    100    100
January 2008                        100    100    100    100    100    100    100    100    100    100
January 2009                        100    100    100     84     42    100    100    100    100    100
January 2010                        100    100    100     80     42    100     86     63     45    100
January 2011                        100    100     83     55     36    100     70     47     31     20
January 2012                        100     99     62     38     23     87     56     35     21     12
January 2013                        100     80     47     26     15     75     45     26     15      8
January 2014                        100     64     35     18     10     65     36     20     10      5
January 2015                         98     52     26     13      6     56     29     14      7      0
January 2016                         85     42     20      9      3     49     23     11      5      0
January 2017                         73     34     15      7      2     42     19      8      1      0
January 2018                         63     27     11      4      0     36     15      6      0      0
January 2019                         54     22      8      2      0     31     12      4      0      0
January 2020                         46     17      6      0      0     26      9      2      0      0
January 2021                         40     14      4      0      0     22      7      0      0      0
January 2022                         34     11      3      0      0     19      6      0      0      0
January 2023                         29      9      1      0      0     16      5      0      0      0
January 2024                         24      7      0      0      0     13      4      0      0      0
January 2025                         20      6      0      0      0     11      0      0      0      0
January 2026                         17      4      0      0      0      9      0      0      0      0
January 2027                         14      3      0      0      0      8      0      0      0      0
January 2028                         12      1      0      0      0      6      0      0      0      0
January 2029                          9      0      0      0      0      5      0      0      0      0
January 2030                          7      0      0      0      0      4      0      0      0      0
January 2031                          6      0      0      0      0      0      0      0      0      0
January 2032                          4      0      0      0      0      0      0      0      0      0
January 2033                          2      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          14.91  10.44  7.77   5.96   4.36   11.33  7.78   5.87   5.01   4.88
Weighted Average Life to Call
(years)(2)(3)                       13.18  8.96   6.64   5.03   3.61   10.45  7.06   5.32   4.56   4.53


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class M-2                         Class M-3
DISTRIBUTION DATE                         PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                        100    100    100    100    100    100    100    100    100    100
January 2008                        100    100    100    100    100    100    100    100    100    100
January 2009                        100    100    100    100    100    100    100    100    100    100
January 2010                        100     86     63     45     48    100     86     63     45     31
January 2011                        100     70     47     31     20    100     70     47     31     20
January 2012                         87     56     35     21     12     87     56     35     21     12
January 2013                         75     45     26     15      8     75     45     26     15      8
January 2014                         65     36     20     10      5     65     36     20     10      3
January 2015                         56     29     14      7      0     56     29     14      7      0
January 2016                         49     23     11      5      0     49     23     11      2      0
January 2017                         42     19      8      0      0     42     19      8      0      0
January 2018                         36     15      6      0      0     36     15      6      0      0
January 2019                         31     12      4      0      0     31     12      0      0      0
January 2020                         26      9      0      0      0     26      9      0      0      0
January 2021                         22      7      0      0      0     22      7      0      0      0
January 2022                         19      6      0      0      0     19      6      0      0      0
January 2023                         16      5      0      0      0     16      2      0      0      0
January 2024                         13      1      0      0      0     13      0      0      0      0
January 2025                         11      0      0      0      0     11      0      0      0      0
January 2026                          9      0      0      0      0      9      0      0      0      0
January 2027                          8      0      0      0      0      8      0      0      0      0
January 2028                          6      0      0      0      0      6      0      0      0      0
January 2029                          5      0      0      0      0      3      0      0      0      0
January 2030                          1      0      0      0      0      0      0      0      0      0
January 2031                          0      0      0      0      0      0      0      0      0      0
January 2032                          0      0      0      0      0      0      0      0      0      0
January 2033                          0      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.31  7.75   5.82   4.89   4.56   11.28  7.72   5.79   4.81   4.39
Weighted Average Life to Call
(years)(2)(3)                       10.45  7.06   5.30   4.46   4.22   10.45  7.06   5.29   4.41   4.06


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class M-4                         Class M-5
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                        100    100    100    100    100    100    100    100    100    100
January 2008                        100    100    100    100    100    100    100    100    100    100
January 2009                        100    100    100    100    100    100    100    100    100    100
January 2010                        100     86     63     45     31    100     86     63     45     31
January 2011                        100     70     47     31     20    100     70     47     31     20
January 2012                         87     56     35     21     12     87     56     35     21     12
January 2013                         75     45     26     15      8     75     45     26     15      8
January 2014                         65     36     20     10      0     65     36     20     10      0
January 2015                         56     29     14      7      0     56     29     14      6      0
January 2016                         49     23     11      0      0     49     23     11      0      0
January 2017                         42     19      8      0      0     42     19      8      0      0
January 2018                         36     15      6      0      0     36     15      0      0      0
January 2019                         31     12      0      0      0     31     12      0      0      0
January 2020                         26      9      0      0      0     26      9      0      0      0
January 2021                         22      7      0      0      0     22      7      0      0      0
January 2022                         19      6      0      0      0     19      0      0      0      0
January 2023                         16      0      0      0      0     16      0      0      0      0
January 2024                         13      0      0      0      0     13      0      0      0      0
January 2025                         11      0      0      0      0     11      0      0      0      0
January 2026                          9      0      0      0      0      9      0      0      0      0
January 2027                          8      0      0      0      0      8      0      0      0      0
January 2028                          6      0      0      0      0      1      0      0      0      0
January 2029                          0      0      0      0      0      0      0      0      0      0
January 2030                          0      0      0      0      0      0      0      0      0      0
January 2031                          0      0      0      0      0      0      0      0      0      0
January 2032                          0      0      0      0      0      0      0      0      0      0
January 2033                          0      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.24  7.69   5.75   4.76   4.29   11.20  7.65   5.72   4.72   4.21
Weighted Average Life to Call
(years)(2)(3)                       10.45  7.06   5.28   4.37   3.99   10.45  7.06   5.28   4.35   3.92


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class M-6                        Class B-1
DISTRIBUTION DATE                         PREPAYMENT SCENARIO               PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                        100    100    100    100    100    100    100    100    100    100
January 2008                        100    100    100    100    100    100    100    100    100    100
January 2009                        100    100    100    100    100    100    100    100    100    100
January 2010                        100     86     63     45     31    100     86     63     45     31
January 2011                        100     70     47     31     20    100     70     47     31     20
January 2012                         87     56     35     21     12     87     56     35     21     12
January 2013                         75     45     26     15      5     75     45     26     15      0
January 2014                         65     36     20     10      0     65     36     20     10      0
January 2015                         56     29     14      0      0     56     29     14      0      0
January 2016                         49     23     11      0      0     49     23     11      0      0
January 2017                         42     19      7      0      0     42     19      0      0      0
January 2018                         36     15      0      0      0     36     15      0      0      0
January 2019                         31     12      0      0      0     31     12      0      0      0
January 2020                         26      9      0      0      0     26      9      0      0      0
January 2021                         22      4      0      0      0     22      0      0      0      0
January 2022                         19      0      0      0      0     19      0      0      0      0
January 2023                         16      0      0      0      0     16      0      0      0      0
January 2024                         13      0      0      0      0     13      0      0      0      0
January 2025                         11      0      0      0      0     11      0      0      0      0
January 2026                          9      0      0      0      0      8      0      0      0      0
January 2027                          4      0      0      0      0      0      0      0      0      0
January 2028                          0      0      0      0      0      0      0      0      0      0
January 2029                          0      0      0      0      0      0      0      0      0      0
January 2030                          0      0      0      0      0      0      0      0      0      0
January 2031                          0      0      0      0      0      0      0      0      0      0
January 2032                          0      0      0      0      0      0      0      0      0      0
January 2033                          0      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.15  7.61   5.69   4.66   4.14   11.09  7.55   5.64   4.63   4.07
Weighted Average Life to Call
(years)(2)(3)                       10.45  7.06   5.28   4.32   3.88   10.45  7.06   5.27   4.32   3.83


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class B-2                         Class B-3
DISTRIBUTION DATE                         PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    --------------------------------   --------------------------------
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
January 2007                        100    100    100    100    100    100    100    100    100    100
January 2008                        100    100    100    100    100    100    100    100    100    100
January 2009                        100    100    100    100    100    100    100    100    100    100
January 2010                        100     86     63     45     31    100     86     63     45     31
January 2011                        100     70     47     31     20    100     70     47     31     20
January 2012                         87     56     35     21     12     87     56     35     21      3
January 2013                         75     45     26     15      0     75     45     26     13      0
January 2014                         65     36     20      2      0     65     36     20      0      0
January 2015                         56     29     14      0      0     56     29     13      0      0
January 2016                         49     23      7      0      0     49     23      0      0      0
January 2017                         42     19      0      0      0     42     19      0      0      0
January 2018                         36     15      0      0      0     36     15      0      0      0
January 2019                         31     12      0      0      0     31      2      0      0      0
January 2020                         26      0      0      0      0     26      0      0      0      0
January 2021                         22      0      0      0      0     22      0      0      0      0
January 2022                         19      0      0      0      0     19      0      0      0      0
January 2023                         16      0      0      0      0     16      0      0      0      0
January 2024                         13      0      0      0      0      8      0      0      0      0
January 2025                         10      0      0      0      0      0      0      0      0      0
January 2026                          0      0      0      0      0      0      0      0      0      0
January 2027                          0      0      0      0      0      0      0      0      0      0
January 2028                          0      0      0      0      0      0      0      0      0      0
January 2029                          0      0      0      0      0      0      0      0      0      0
January 2030                          0      0      0      0      0      0      0      0      0      0
January 2031                          0      0      0      0      0      0      0      0      0      0
January 2032                          0      0      0      0      0      0      0      0      0      0
January 2033                          0      0      0      0      0      0      0      0      0      0
January 2034                          0      0      0      0      0      0      0      0      0      0
January 2035                          0      0      0      0      0      0      0      0      0      0
January 2036                          0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.00  7.48   5.57   4.55   4.00   10.86  7.37   5.49   4.48   3.93
Weighted Average Life to Call
(years)(2)(3)                       10.45  7.06   5.26   4.29   3.80   10.45  7.06   5.26   4.29   3.78


----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Hypothetical Available Funds and Supplemental Interest Rate Cap Table

   Assuming that prepayments on the mortgage loans occur at 100% of the applicable fixed-rate or adjustable-rate prepayment assumption (i.e., Scenario
III), that no losses are experienced with respect to the mortgage loans, that One-Month LIBOR and the Six-Month LIBOR Loan Index each remains constant at 20% and that the 10% optional clean-up call is not exercised, the following table indicates the Available Funds and Supplemental Interest Rate Cap that would result for indicated distribution dates under an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the applicable prepayment assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

               Class A-2A   Class A-2B   Class A-2C   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5    Class M-6
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
---------------------------------------------------------------------------------------------------------------------------------
February 2006       20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
March 2006          20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
April 2006          20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
May 2006            20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
June 2006           20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
July 2006           20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
August 2006         20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
September 2006      20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
October 2006        20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
November 2006       20.07        20.22        20.33        20.42        20.44        20.47        20.60        20.63        20.69
December 2006       20.07        20.22        20.33        20.42        20.44        20.47        20.60        16.87        10.50
January 2007        20.07        20.22        20.33        20.42        20.44        17.51        10.50        10.50        10.50
February 2007       20.07        20.22        20.33        20.42        17.25        10.50        10.50        10.50        10.50
March 2007          20.07        20.22        20.33        20.42        15.55        10.50        10.50        10.50        10.50
April 2007          20.07        20.22        20.33        16.33        10.50        10.50        10.50        10.50        10.50
May 2007            20.07        20.22        20.33        12.72        10.50        10.50        10.50        10.50        10.50
June 2007           19.93        19.93        19.93        10.50        10.50        10.50        10.50        10.50        10.50
July 2007           19.62        19.62        19.62        10.50        10.50        10.50        10.50        10.50        10.50
August 2007         11.90        11.90        11.90        10.50        10.50        10.50        10.50        10.50        10.50
September 2007      11.81        11.81        11.81        10.50        10.50        10.50        10.50        10.50        10.50
October 2007        12.00        12.00        12.00        10.50        10.50        10.50        10.50        10.50        10.50
November 2007       11.70        11.70        11.70        10.50        10.50        10.50        10.50        10.50        10.50
December 2007       11.90        11.90        11.90        10.50        10.50        10.50        10.50        10.50        10.50
January 2008        11.63        11.63        11.63        10.50        10.50        10.50        10.50        10.50        10.50
February 2008       12.25        12.25        12.25        10.50        10.50        10.50        10.50        10.50        10.50
March 2008          12.82        12.82        12.82        10.50        10.50        10.50        10.50        10.50        10.50
April 2008             --        12.24        12.24        10.50        10.50        10.50        10.50        10.50        10.50
May 2008               --        12.51        12.51        10.50        10.50        10.50        10.50        10.50        10.50
June 2008              --        12.24        12.24        10.50        10.50        10.50        10.50        10.50        10.50
July 2008              --        12.54        12.54        10.50        10.50        10.50        10.50        10.50        10.50
August 2008            --        12.32        12.32        10.50        10.50        10.50        10.50        10.50        10.50
September 2008         --        12.23        12.23        10.50        10.50        10.50        10.50        10.50        10.50
October 2008           --        12.44        12.44        10.50        10.50        10.50        10.50        10.50        10.50
November 2008          --        12.05        12.05        10.50        10.50        10.50        10.50        10.50        10.50
December 2008          --        12.29        12.29        10.50        10.50        10.50        10.50        10.50        10.50


               Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360
---------------------------------------------------
February 2006       21.40        21.75        21.90
March 2006          21.40        21.75        21.90
April 2006          21.40        21.75        21.90
May 2006            21.40        21.75        21.90
June 2006           21.40        21.75        21.90
July 2006           21.40        21.75        21.90
August 2006         21.40        21.75        21.90
September 2006      21.40        21.75        14.44
October 2006        14.88        10.50        10.50
November 2006       26.37        10.50        10.50
December 2006       10.50        10.50        10.50
January 2007        10.50        10.50        10.50
February 2007       10.50        10.50        10.50
March 2007          10.50        10.50        10.50
April 2007          10.50        10.50        10.50
May 2007            10.50        10.50        10.50
June 2007           10.50        10.50        10.50
July 2007           10.50        10.50        10.50
August 2007         10.50        10.50        10.50
September 2007      10.50        10.50        10.50
October 2007        10.50        10.50        10.50
November 2007       10.50        10.50        10.50
December 2007       10.50        10.50        10.50
January 2008        10.50        10.50        10.50
February 2008       10.50        10.50        10.50
March 2008          10.50        10.50        10.50
April 2008          10.50        10.50        10.50
May 2008            10.50        10.50        10.50
June 2008           10.50        10.50        10.50
July 2008           10.50        10.50        10.50
August 2008         10.50        10.50        10.50
September 2008      10.50        10.50        10.50
October 2008        10.50        10.50        10.50
November 2008       10.50        10.50        10.50
December 2008       10.50        10.50        10.50


----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
         Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2) (cont'd)

               Class A-2A   Class A-2B   Class A-2C   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5    Class M-6
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
---------------------------------------------------------------------------------------------------------------------------------
January 2009           --        11.94        11.94        10.50        10.50        10.50        10.50        10.50        10.50
February 2009          --        39.69        39.69        10.50        10.50        10.50        10.50        10.50        10.50
March 2009             --        16.77        16.77        11.29        11.29        11.29        11.29        11.29        11.29
April 2009             --        15.15        15.15        10.20        10.20        10.20        10.20        10.20        10.20
May 2009               --        15.39        15.39        10.54        10.54        10.54        10.54        10.54        10.54
June 2009              --        14.77        14.77        10.20        10.20        10.20        10.20        10.20        10.20
July 2009              --        15.13        15.13        10.54        10.54        10.54        10.54        10.54        10.54
August 2009            --        14.70        14.70        10.24        10.24        10.24        10.24        10.24        10.24
September 2009         --        14.66        14.66        10.25        10.25        10.25        10.25        10.25        10.25
October 2009           --        15.05        15.05        10.59        10.59        10.59        10.59        10.59        10.59
November 2009          --        14.57        14.57        10.24        10.24        10.24        10.24        10.24        10.24
December 2009          --        14.96        14.96        10.58        10.58        10.58        10.58        10.58        10.58
January 2010           --        14.49        14.49        10.24        10.24        10.24        10.24        10.24        10.24
February 2010          --        14.47        14.47        10.27        10.27        10.27        10.27        10.27        10.27
March 2010             --        15.85        15.85        11.37        11.37        11.37        11.37        11.37        11.37
April 2010             --        14.40        14.40        10.27        10.27        10.27        10.27        10.27        10.27
May 2010               --        14.80        14.80        10.61        10.61        10.61        10.61        10.61        10.61
June 2010              --        14.33        14.33        10.27        10.27        10.27        10.27        10.27        10.27
July 2010              --           --        14.90        10.76        10.76        10.76        10.76        10.76        10.76
August 2010            --           --        13.82        10.44        10.44        10.44        10.44        10.44        10.44
September 2010         --           --        13.82        10.44        10.44        10.44        10.44        10.44        10.44
October 2010           --           --        14.28        10.79        10.79        10.79        10.79        10.79        10.79
November 2010          --           --        13.82        10.44        10.44        10.44        10.44        10.44        10.44
December 2010          --           --        14.29        10.79        10.79        10.79        10.79        10.79        10.79
January 2011           --           --        13.90        10.49        10.49        10.49        10.49        10.49        10.49
February 2011          --           --        13.92        10.50        10.50        10.50        10.50        10.50        10.50
March 2011             --           --        15.41        11.62        11.62        11.62        11.62        11.62        11.62
April 2011             --           --        13.92        10.49        10.49        10.49        10.49        10.49        10.49
May 2011               --           --        14.38        10.84        10.84        10.84        10.84        10.84        10.84
June 2011              --           --        13.92        10.49        10.49        10.49        10.49        10.49        10.49
July 2011              --           --        14.46        10.89        10.89        10.89        10.89        10.89        10.89
August 2011            --           --        14.01        10.55        10.55        10.55        10.55        10.55        10.55
September 2011         --           --        14.01        10.55        10.55        10.55        10.55        10.55        10.55
October 2011           --           --        14.47        10.90        10.90        10.90        10.90        10.90        10.90
November 2011          --           --        14.01        10.55        10.55        10.55        10.55        10.55        10.55
December 2011          --           --        14.48        10.90        10.90        10.90        10.90        10.90        10.90
January 2012           --           --        14.08        10.59        10.59        10.59        10.59        10.59        10.59
February 2012          --           --        14.10        10.60        10.60        10.60        10.60        10.60        10.60
March 2012             --           --        15.07        11.33        11.33        11.33        11.33        11.33        11.33
April 2012             --           --        14.10        10.60        10.60        10.60        10.60        10.60        10.60
May 2012               --           --        14.57        10.95        10.95        10.95        10.95        10.95        10.95
June 2012              --           --        14.10        10.60        10.60        10.60        10.60        10.60        10.60
July 2012              --           --        14.57        10.95        10.95        10.95        10.95        10.95        10.95
August 2012            --           --        14.10        10.60        10.60        10.60        10.60        10.60        10.60
September 2012         --           --        14.10        10.60        10.60        10.60        10.60        10.60        10.60
October 2012           --           --        14.57        10.95        10.95        10.95        10.95        10.95        10.95
November 2012          --           --        14.10        10.59        10.59        10.59        10.59        10.59        10.59
December 2012          --           --        14.56        10.95        10.95        10.95        10.95        10.95        10.95
January 2013           --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
February 2013          --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
March 2013             --           --        15.60        11.73        11.73        11.73        11.73        11.73        11.73


               Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360
---------------------------------------------------
January 2009        10.50        10.50        10.50
February 2009       10.50        10.50        10.50
March 2009          11.29        11.29        11.29
April 2009          10.20        10.20        10.20
May 2009            10.54        10.54        10.54
June 2009           10.20        10.20        10.20
July 2009           10.54        10.54        10.54
August 2009         10.24        10.24        10.24
September 2009      10.25        10.25        10.25
October 2009        10.59        10.59        10.59
November 2009       10.24        10.24        10.24
December 2009       10.58        10.58        10.58
January 2010        10.24        10.24        10.24
February 2010       10.27        10.27        10.27
March 2010          11.37        11.37        11.37
April 2010          10.27        10.27        10.27
May 2010            10.61        10.61        10.61
June 2010           10.27        10.27        10.27
July 2010           10.76        10.76        10.76
August 2010         10.44        10.44        10.44
September 2010      10.44        10.44        10.44
October 2010        10.79        10.79        10.79
November 2010       10.44        10.44        10.44
December 2010       10.79        10.79        10.79
January 2011        10.49        10.49        10.49
February 2011       10.50        10.50        10.50
March 2011          11.62        11.62        11.62
April 2011          10.49        10.49        10.49
May 2011            10.84        10.84        10.84
June 2011           10.49        10.49        10.49
July 2011           10.89        10.89        10.89
August 2011         10.55        10.55        10.55
September 2011      10.55        10.55        10.55
October 2011        10.90        10.90        10.90
November 2011       10.55        10.55        10.55
December 2011       10.90        10.90        10.90
January 2012        10.59        10.59        10.59
February 2012       10.60        10.60        10.60
March 2012          11.33        11.33        11.33
April 2012          10.60        10.60        10.60
May 2012            10.95        10.95        10.95
June 2012           10.60        10.60        10.60
July 2012           10.95        10.95        10.95
August 2012         10.60        10.60        10.60
September 2012      10.60        10.60        10.60
October 2012        10.95        10.95        10.95
November 2012       10.59        10.59        10.59
December 2012       10.95        10.95        10.95
January 2013        10.59        10.59        10.59
February 2013       10.59        10.59        10.59
March 2013          11.73        11.73        11.73


----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
         Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2) (cont'd)

               Class A-2A   Class A-2B   Class A-2C   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5    Class M-6
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
---------------------------------------------------------------------------------------------------------------------------------
April 2013             --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
May 2013               --           --        14.56        10.94        10.94        10.94        10.94        10.94        10.94
June 2013              --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
July 2013              --           --        14.56        10.94        10.94        10.94        10.94        10.94        10.94
August 2013            --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
September 2013         --           --        14.09        10.59        10.59        10.59        10.59        10.59        10.59
October 2013           --           --        14.56        10.94        10.94        10.94        10.94        10.94        10.94
November 2013          --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
December 2013          --           --        14.56        10.94        10.94        10.94        10.94        10.94        10.94
January 2014           --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
February 2014          --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
March 2014             --           --        15.60        11.71        11.71        11.71        11.71        11.71        11.71
April 2014             --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
May 2014               --           --        14.56        10.93        10.93        10.93        10.93        10.93        10.93
June 2014              --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
July 2014              --           --        14.56        10.93        10.93        10.93        10.93        10.93        10.93
August 2014            --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
September 2014         --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
October 2014           --           --        14.56        10.93        10.93        10.93        10.93        10.93        10.93
November 2014          --           --        14.09        10.58        10.58        10.58        10.58        10.58        10.58
December 2014          --           --        14.56        10.93        10.93        10.93        10.93        10.93        10.93
January 2015           --           --        12.82        10.57        10.57        10.57        10.57        10.57        10.57
February 2015          --           --        11.21        10.57        10.57        10.57        10.57        10.57        10.57
March 2015             --           --        12.44        11.71        11.71        11.71        11.71        11.71        11.71
April 2015             --           --        11.26        10.57        10.57        10.57        10.57        10.57        10.57
May 2015               --           --        11.67        10.92        10.92        10.92        10.92        10.92        10.92
June 2015              --           --        11.32        10.57        10.57        10.57        10.57        10.57        10.57
July 2015              --           --        11.72        10.92        10.92        10.92        10.92        10.92        10.92
August 2015            --           --        11.38        10.57        10.57        10.57        10.57        10.57        10.57
September 2015         --           --        11.41        10.57        10.57        10.57        10.57        10.57        10.57
October 2015           --           --        11.82        10.92        10.92        10.92        10.92        10.92        10.92
November 2015          --           --        11.47        10.57        10.57        10.57        10.57        10.57        10.57
December 2015          --           --        11.89        10.92        10.92        10.92        10.92        10.92        10.92
January 2016           --           --        11.54        10.57        10.57        10.57        10.57        10.57        10.57
February 2016          --           --        11.57        10.57        10.57        10.57        10.57        10.57        10.57
March 2016             --           --        12.41        11.30        11.30        11.30        11.30        11.30        11.30
April 2016             --           --        11.65        10.57        10.57        10.57        10.57        10.57        10.57
May 2016               --           --        12.07        10.92        10.92        10.92        10.92        10.92        10.92
June 2016              --           --        11.72        10.56        10.56        10.56        10.56        10.56        10.56
July 2016              --           --        12.15        10.92        10.92        10.92        10.92        10.92        10.92
August 2016            --           --        11.80        10.56        10.56        10.56        10.56        10.56        10.56
September 2016         --           --        11.84        10.56        10.56        10.56        10.56        10.56        10.56
October 2016           --           --        12.28        10.92        10.92        10.92        10.92        10.92        10.92
November 2016          --           --        11.93        10.56        10.56        10.56        10.56        10.56        10.56
December 2016          --           --        12.38        10.91        10.91        10.91        10.91        10.91        10.91
January 2017           --           --        12.02        10.56        10.56        10.56        10.56        10.56        10.56
February 2017          --           --        12.07        10.56        10.56        10.56        10.56        10.56        10.56
March 2017             --           --        13.42        11.69        11.69        11.69        11.69        11.69        11.69
April 2017             --           --        12.17        10.56        10.56        10.56        10.56        10.56        10.56
May 2017               --           --        12.63        10.91        10.91        10.91        10.91        10.91        10.91
June 2017              --           --        12.28        10.56        10.56        10.56        10.56        10.56        10.56


               Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360
---------------------------------------------------
April 2013          10.59        10.59        10.59
May 2013            10.94        10.94        10.94
June 2013           10.59        10.59        10.59
July 2013           10.94        10.94        10.94
August 2013         10.59        10.59        10.59
September 2013      10.59        10.59        10.59
October 2013        10.94        10.94        10.94
November 2013       10.58        10.58        10.58
December 2013       10.94        10.94        10.94
January 2014        10.58        10.58        10.58
February 2014       10.58        10.58        10.58
March 2014          11.71        11.71        11.71
April 2014          10.58        10.58        10.58
May 2014            10.93        10.93        10.93
June 2014           10.58        10.58        10.58
July 2014           10.93        10.93        10.93
August 2014         10.58        10.58        10.58
September 2014      10.58        10.58        10.58
October 2014        10.93        10.93        10.93
November 2014       10.58        10.58        10.58
December 2014       10.93        10.93        10.93
January 2015        10.57        10.57        10.57
February 2015       10.57        10.57        10.57
March 2015          11.71        11.71        11.71
April 2015          10.57        10.57        10.57
May 2015            10.92        10.92        10.92
June 2015           10.57        10.57        10.57
July 2015           10.92        10.92        10.92
August 2015         10.57        10.57        10.57
September 2015      10.57        10.57        10.57
October 2015        10.92        10.92        10.92
November 2015       10.57        10.57        10.57
December 2015       10.92        10.92        10.92
January 2016        10.57        10.57           --
February 2016       10.57        10.57           --
March 2016          11.30        11.30           --
April 2016          10.57        10.57           --
May 2016            10.92        10.92           --
June 2016           10.56        10.56           --
July 2016           10.92        10.92           --
August 2016         10.56           --           --
September 2016      10.56           --           --
October 2016        10.92           --           --
November 2016       10.56           --           --
December 2016       10.91           --           --
January 2017        10.56           --           --
February 2017       10.56           --           --
March 2017             --           --           --
April 2017             --           --           --
May 2017               --           --           --
June 2017              --           --           --


----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
         Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2) (cont'd)

               Class A-2A   Class A-2B   Class A-2C   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5    Class M-6
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
---------------------------------------------------------------------------------------------------------------------------------
July 2017              --           --        12.74        10.91        10.91        10.91        10.91        10.91        10.91
August 2017            --           --        12.39        10.56        10.56        10.56        10.56        10.56        10.56
September 2017         --           --        12.44        10.56        10.56        10.56        10.56        10.56           --
October 2017           --           --        12.92        10.91        10.91        10.91        10.91        10.91           --
November 2017          --           --        12.56        10.56        10.56        10.56        10.56        10.56           --
December 2017          --           --        13.04        10.91        10.91        10.91        10.91        10.91           --
January 2018           --           --        12.69        10.56        10.56        10.56        10.56        10.56           --
February 2018          --           --        12.75        10.56        10.56        10.56        10.56        10.56           --
March 2018             --           --        14.19        11.69        11.69        11.69        11.69           --           --
April 2018             --           --        12.89        10.56        10.56        10.56        10.56           --           --
May 2018               --           --        13.39        10.91        10.91        10.91        10.91           --           --
June 2018              --           --        13.03        10.56        10.56        10.56        10.56           --           --
July 2018              --           --        13.54        10.91        10.91        10.91        10.91           --           --
August 2018            --           --        13.18        10.56        10.56        10.56        10.56           --           --
September 2018         --           --        13.26        10.56        10.56        10.56        10.56           --           --
October 2018           --           --        13.79        10.91        10.91        10.91           --           --           --
November 2018          --           --        13.42        10.56        10.56        10.56           --           --           --
December 2018          --           --        13.96        10.91        10.91        10.91           --           --           --
January 2019           --           --        13.60        10.56        10.56        10.56           --           --           --
February 2019          --           --        13.69        10.56        10.56        10.56           --           --           --
March 2019             --           --        15.25        11.69        11.69           --           --           --           --
April 2019             --           --        13.87        10.56        10.56           --           --           --           --
May 2019               --           --        14.43        10.91        10.91           --           --           --           --
June 2019              --           --        14.07        10.56        10.56           --           --           --           --
July 2019              --           --        14.64        10.91        10.91           --           --           --           --
August 2019            --           --        14.28        10.56        10.56           --           --           --           --
September 2019         --           --        14.38        10.56        10.56           --           --           --           --
October 2019           --           --        14.98        10.92        10.92           --           --           --           --
November 2019          --           --        14.61        10.56        10.56           --           --           --           --
December 2019          --           --        15.21        10.92           --           --           --           --           --
January 2020           --           --        14.84        10.57           --           --           --           --           --
February 2020          --           --        14.97        10.57           --           --           --           --           --
March 2020             --           --        16.13        11.30           --           --           --           --           --
April 2020             --           --        15.22        10.57           --           --           --           --           --
May 2020               --           --        15.87        10.92           --           --           --           --           --
June 2020              --           --        15.49        10.57           --           --           --           --           --
July 2020              --           --        16.15        10.92           --           --           --           --           --
August 2020            --           --        15.83           --           --           --           --           --           --
September 2020         --           --        16.06           --           --           --           --           --           --
October 2020           --           --        16.85           --           --           --           --           --           --
November 2020          --           --        16.57           --           --           --           --           --           --
December 2020          --           --        17.40           --           --           --           --           --           --
January 2021           --           --        17.13           --           --           --           --           --           --
February 2021          --           --        17.45           --           --           --           --           --           --
March 2021             --           --        19.68           --           --           --           --           --           --
April 2021             --           --        18.13           --           --           --           --           --           --
May 2021               --           --        19.13           --           --           --           --           --           --
June 2021              --           --        18.91           --           --           --           --           --           --
July 2021              --           --        19.99           --           --           --           --           --           --
August 2021            --           --        19.82           --           --           --           --           --           --
September 2021         --           --        20.32           --           --           --           --           --           --


               Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360
---------------------------------------------------
July 2017              --           --           --
August 2017            --           --           --
September 2017         --           --           --
October 2017           --           --           --
November 2017          --           --           --
December 2017          --           --           --
January 2018           --           --           --
February 2018          --           --           --
March 2018             --           --           --
April 2018             --           --           --
May 2018               --           --           --
June 2018              --           --           --
July 2018              --           --           --
August 2018            --           --           --
September 2018         --           --           --
October 2018           --           --           --
November 2018          --           --           --
December 2018          --           --           --
January 2019           --           --           --
February 2019          --           --           --
March 2019             --           --           --
April 2019             --           --           --
May 2019               --           --           --
June 2019              --           --           --
July 2019              --           --           --
August 2019            --           --           --
September 2019         --           --           --
October 2019           --           --           --
November 2019          --           --           --
December 2019          --           --           --
January 2020           --           --           --
February 2020          --           --           --
March 2020             --           --           --
April 2020             --           --           --
May 2020               --           --           --
June 2020              --           --           --
July 2020              --           --           --
August 2020            --           --           --
September 2020         --           --           --
October 2020           --           --           --
November 2020          --           --           --
December 2020          --           --           --
January 2021           --           --           --
February 2021          --           --           --
March 2021             --           --           --
April 2021             --           --           --
May 2021               --           --           --
June 2021              --           --           --
July 2021              --           --           --
August 2021            --           --           --
September 2021         --           --           --


----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
          Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2) (con't)

               Class A-2A   Class A-2B   Class A-2C   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5    Class M-6
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
---------------------------------------------------------------------------------------------------------------------------------
October 2021           --           --        21.56           --           --           --           --           --           --
November 2021          --           --        21.45           --           --           --           --           --           --
December 2021          --           --        22.82           --           --           --           --           --           --
January 2022           --           --        22.78           --           --           --           --           --           --
February 2022          --           --        23.55           --           --           --           --           --           --
March 2022             --           --        27.00           --           --           --           --           --           --
April 2022             --           --        25.31           --           --           --           --           --           --
May 2022               --           --        27.21           --           --           --           --           --           --
June 2022              --           --        27.47           --           --           --           --           --           --
July 2022              --           --        29.71           --           --           --           --           --           --
August 2022            --           --        30.19           --           --           --           --           --           --
September 2022         --           --        31.82           --           --           --           --           --           --
October 2022           --           --        34.82           --           --           --           --           --           --
November 2022          --           --        35.86           --           --           --           --           --           --
December 2022          --           --        39.67           --           --           --           --           --           --
January 2023           --           --        41.40           --           --           --           --           --           --
February 2023          --           --        45.01           --           --           --           --           --           --
March 2023             --           --        54.73           --           --           --           --           --           --
April 2023             --           --        54.98           --           --           --           --           --           --
May 2023               --           --        64.20           --           --           --           --           --           --
June 2023              --           --        71.71           --           --           --           --           --           --
July 2023              --           --        88.02           --           --           --           --           --           --
August 2023            --           --       105.53           --           --           --           --           --           --
September 2023         --           --       139.71           --           --           --           --           --           --
October 2023           --           --       216.29           --           --           --           --           --           --
November 2023          --           --            *           --           --           --           --           --           --
December 2023          --           --           --           --           --           --           --           --           --


               Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360
---------------------------------------------------
October 2021           --           --           --
November 2021          --           --           --
December 2021          --           --           --
January 2022           --           --           --
February 2022          --           --           --
March 2022             --           --           --
April 2022             --           --           --
May 2022               --           --           --
June 2022              --           --           --
July 2022              --           --           --
August 2022            --           --           --
September 2022         --           --           --
October 2022           --           --           --
November 2022          --           --           --
December 2022          --           --           --
January 2023           --           --           --
February 2023          --           --           --
March 2023             --           --           --
April 2023             --           --           --
May 2023               --           --           --
June 2023              --           --           --
July 2023              --           --           --
August 2023            --           --           --
September 2023         --           --           --
October 2023           --           --           --
November 2023          --           --           --
December 2023          --           --           --


----------

* On the distribution date in November 2023, the Class A-2C certificates have a beginning balance of $157,977 and are paid $70,951 in interest.

----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.

Final Scheduled Distribution Date

   The final scheduled distribution date for each class of LIBOR Certificates is the distribution date occurring in October 2035.

   The final scheduled distribution date for each class of LIBOR Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this prospectus supplement for that class would be reduced to zero. The final scheduled distribution dates for all classes have been calculated as the distribution date occurring in the month following the latest maturity date of any mortgage loan.

   Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the final scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

   The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the LIBOR Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

   The pooling and servicing agreement provides that the trust (exclusive of the assets held in the Excess Reserve Fund Account, the Swap Account and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates (exclusive of the right to receive Basis Risk Carry Forward Amounts) represents ownership of a regular interest (a "Regular Interest") in a Trust REMIC. The Class R certificates will represent ownership of the sole class of residual interest in each of the Trust REMICs. In addition, each class of LIBOR Certificates will represent a beneficial interest in the right to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Swap Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

   Upon the issuance of the LIBOR Certificates, Cadwalader, Wickersham & Taft LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of
Section 860D of the Code, and the portion of the trust exclusive of the Trust REMICs will be treated as a grantor trust for federal income tax purposes.

Taxation of Regular Interests

   A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests in the Upper-Tier REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (the "Basis Risk Contracts"), representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Swap Account. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) Basis Risk Carry Forward Amounts will be payable from both the Excess Reserve Fund Account and the Swap Account, and (ii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cash Flow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

   A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus.

   Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Sale or Exchange of Regular Securities."

   Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the LIBOR Certificates

   The Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association" and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Swap Account, would be so treated. In addition, to the extent the Regular Interest component of a LIBOR Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under
Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

   Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

   As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

   Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

   In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments or Net Swap Payments not payable from Net Monthly Cash Flow will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Swap Account pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

   Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

   Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

   As of the closing date, the Basis Risk Contract components are expected to have a de minimis value.

   A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

   For a discussion of information reporting, backup withholding and taxation of foreign investors in the LIBOR certificates, see "Federal Income Tax Consequences--Administrative Matters" and "--Taxation of Certain Foreign Investors" in the prospectus.

                              STATE AND LOCAL TAXES

   The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the LIBOR Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

   The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

   The U.S. Department of Labor (the "DOL") has granted to Barclays Capital Inc. an administrative exemption (Final Authorization Number 2004-03E (2004)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption provides exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

        (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

        (ii) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, Moody's or S&P;

        (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

        (iv) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

        (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

   Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, any underwriter, the trustee, the servicer, the cap provider, the swap provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

   Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets of the trust fund.

   Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

   The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

   The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the swap provider unless an exemption is available.

   Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95-60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the offered certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

   Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

   Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

   The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

   No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

   Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

   See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

   The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

   The trustee or such other party that may be identified in this prospectus supplement will prepare monthly distribution reports for Securitized Asset Backed Receivables LLC Trust 2006-OP1, the issuing entity, as is described in this prospectus supplement. See "The Pooling and Servicing Agreement--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "Securitized

Asset Backed Receivables LLC Trust 2006-OP1" as an exhibit to the Form 10-D for the certificates for so long as Securitized Asset Backed Receivables LLC Trust 2006-OP1 is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance with servicer's criteria and related accountants' attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports." Copies of these statements and reports will be filed with the SEC under the name of the related issuing entity as an exhibit to such issuing entity's annual statement on Form 10-K for the related series of securities.

                                     RATINGS

   In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by DBRS, Fitch, Moody's and S&P:

              Class      S&P     Moody's    Fitch     DBRS
              -----      ---     -------    -----     ----
              A-2A       AAA       Aaa       AAA       AAA
              A-2B       AAA       Aaa       AAA       AAA
              A-2C       AAA       Aaa       AAA       AAA
              M-1        AA+       Aa1       AA+    AA(high)
              M-2        AA+       Aa2       AA+    AA(high)
              M-3        AA        Aa3       AA        AA
              M-4        AA-       A1        AA-    AA(low))
              M-5        A+        A2        A+      A(high)
              M-6         A        A3         A         A
              B-1        A-       Baa1       A-      A(low)
              B-2       BBB+      Baa2      BBB+    BBB(high)
              B-3        BBB      Baa3       BBB       BBB

   A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, take into account the existence of the Interest Rate Cap Agreements or constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Dominion Bond Rating Service, 55 Broadway, 15th Floor, New York, New York 10006, Fitch, Inc., One State Street Plaza, New York, New York 10007, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041.

   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. DBRS, Fitch, Moody's and S&P will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by DBRS, Fitch, Moody's or S&P are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                    GLOSSARY

   The following terms have the meanings given below when used in this prospectus supplement.

   "60+ LTV Loan" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer, the trustee, the loan performance advisor and the PMI Insurer: (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicer on or prior to the related Determination Date, after deduction of the servicing fee, the trustee fee, the loan performance advisor fee and the PMI premiums payable with respect to that distribution date, together with any related P&I Advance and any PMI Insurance Premiums; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, but excluding Prepayment Premiums; (iii) Compensating Interest payments from the servicer to the trustee in respect of prepayment interest shortfalls for that distribution date; (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and (v) the proceeds of any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the LIBOR Certificates.

   "Barclays" means Barclays Bank PLC.

   "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the aggregate Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

   "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

   "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Class A" means, collectively, the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates.

   "Class A Certificate Group" means either the Group I Class A Certificates or the Group II Class A Certificates, as applicable.

      "Class A Principal Allocation Percentage" for any distribution date is the percentage equivalent of a fraction, determined as follows:

            (1) with respect to the Group I Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

            (2) with respect to the Group II Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.

   "Class A Principal Distribution Amount" with respect to any distribution date is the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that distribution date over (b) the lesser of
(x) approximately 65.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class A-2" means, collectively, the Class A-2A, Class A-2B and Class A-2C certificates.

   "Class B" means, collectively, the Class B-1, Class B-2 and Class B-3 certificates.

   "Class B Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

   "Class B Interest Rate Cap Payment" means, for the first 37 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class B Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.100% over a specified cap strike rate (ranging from 4.703% to 9.100%), calculated on an "actual/360" basis and (b) the product of the Class B cap notional balance and index rate multiplier set forth on Annex II to this prospectus supplement for that distribution date.

   "Class B-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date) and (h) Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 89.50% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class B-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date) and (i) Class Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 91.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class B-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date) and (j) Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 93.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any distribution date, the aggregate principal amount of that class upon initial issuance on the closing date reduced by the sum of (i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) in the case of any class of Subordinated Certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of Subordinated Certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery is distributed, the Class Certificate Balance of any class or classes of Subordinated Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries distributed on such distribution date (up to the amount of Unpaid Realized Loss Amount for such class or classes for that distribution date).

   "Class M" means, collectively, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

   "Class M Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

   "Class M Interest Rate Cap Payment" means, for the first 37 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class M Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 10.080% over a specified cap strike rate (ranging from 5.683% to 10.080%), calculated on an "actual/360" basis and (b) the product of the Class M cap notional balance and index rate multiplier set forth on Annex II to this prospectus supplement for that distribution date.

   "Class M-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 71.50% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class M-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on that distribution date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 77.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class M-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 80.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class M-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class

M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 83.10% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class M-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 85.60% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Class M-6 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date) and (g) Class Certificate Balance of the Class M-6 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 87.60% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,298,505.

   "Code" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

   "Combined loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Combined effective loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

   "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

   "Cumulative Loss Percentage" means, with respect to any distribution date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the cut-off date to the last day of the calendar month preceding the month in which such distribution date occurs and the denominator of which is the cut-off date pool principal balance of the mortgage loans.

   "Cumulative Loss Trigger Event" means, with respect to any distribution date indicated below, the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

 Distribution Date Occurring In           Loss Percentage
 ------------------------------           ---------------

February 2008 through January 2009        0.950% for the first month, plus an
                                          additional 1/12th of 1.150% for each
                                          month thereafter (e.g., 1.525% in
                                          August 2008)

February 2009 through January 2010        2.100% for the first month, plus an
                                          additional 1/12th of 0.650% for each
                                          month thereafter (e.g., 2.425% in
                                          August 2009)

February 2010 through January 2011        2.750% for the first month, plus an
                                          additional 1/12th of 0.500% for each
                                          month thereafter (e.g., 3.000% in
                                          August 2010)

February 2011 through January 2012        3.250% for the first month, plus an
                                          additional 1/12th of 0.250% for each
                                          month thereafter (e.g., 3.375% in
                                          August 2011)

February 2012 and thereafter              3.500%

   "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Delinquency Trigger Event," with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 41.30% of the prior period's Senior Enhancement Percentage.

   "Delinquent" has the meaning set forth in "The Mortgage Loan Pool- General" in this prospectus supplement.

   "Determination Date" means, with respect to each Servicer Remittance Date, the 15th day (or if that day is not a business day, the immediately preceding business day) in the calendar month in which that Servicer Remittance Date occurs.

   "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

   "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, the PMI Fee Rate (solely with respect to mortgage loans covered by the PMI Policy) and the aggregate fee rate for the trustee fee and the loan performance advisor fee. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

   "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency for that distribution date.

   "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Group I Class A Certificates" means the Class A-1 certificates.

   "Group I Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Group II Class A Certificates" means the Class A-2A, Class A-2B and Class A-2C certificates, collectively.

   "Group II Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Group Subordinate Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Initial Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

   "Interest Accrual Period" means, for any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

   "Interest Rate Cap Agreements" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

   "Interest Rate Cap Payment" means, for any distribution date, any Class M Interest Rate Cap Payment or any Class B Interest Rate Cap Payment.

   "Interest Remittance Amount" means, with respect to any distribution date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to mortgage loans in that mortgage loan group.

   "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "IRS" means the Internal Revenue Service.

   "LIBOR Certificates" means the Class A-1 certificates and the Offered Certificates.

   "LIBOR Determination Date" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

   "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise.

   "Loan Index" means the Six-Month LIBOR Loan Index.

   "Lower-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

   "Maximum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Minimum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Net Interest Margin Securities" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this prospectus supplement.

   "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars were offered by the Reference Banks at approximately 11:00 a.m. (London time) on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

   "P&I Advances" means advances made by the servicer (including the trustee as successor servicer or any other successor servicer) on each distribution date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

   "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Periodic Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "PMI Fee Rate" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

   "PMI Insurer" has the meaning set forth in "The PMI Insurer" in this prospectus supplement.

   "PMI Policy" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

   "Pool Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Prepayment Interest Excess" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Prepayment Period" means, with respect to any distribution date and unscheduled receipts of principal, the period commencing on the 16th day of the month preceding the month in which such distribution date occurs (or in the case of the first distribution date, commencing on the cut-off date) and ending on the 15th day of the month in which that distribution date occurs.

   "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

   "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period;
(iii) all net Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and Subsequent Recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on that distribution date;
(v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

   "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicers, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

   "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net liquidation proceeds with respect to that mortgage loan that are allocated to principal.

   "Record Date" means, with respect to the LIBOR Certificates, the business day immediately preceding the related distribution date, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the related distribution date.

   "Reference Banks" means leading banks selected by the trustee, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

   "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

   "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's, (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P and (z) (i) short-term rating of at least "F1" by Fitch or (ii) if such counterparty or entity does not have a short-term rating by Fitch, a Long-Term Rating of at least "A+" by Fitch.

   "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

   "Senior Specified Enhancement Percentage" on any date of determination is approximately 34.80%.

   "Servicer Remittance Date" will be the third business day immediately preceding each distribution date.

   "Similar Law" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

   "Specified Subordinated Amount" means, prior to the Stepdown Date, an amount equal to 3.35% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 6.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

   "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

   "Stepdown Date" means the later to occur of (i) the earlier to occur of (a) the distribution date in February 2009 and (b) the distribution date following the distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any applications of Principal Distribution Amount to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

   "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates.

   "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Substitute Mortgage Loan" means a mortgage loan substituted by the responsible party for a mortgage loan that is in breach of the responsible party's representations and warranties regarding the mortgage loans, which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the mortgage loan in breach;
(ii) be accruing interest at a rate equal to that of the mortgage loan in breach; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach; and (v) comply with each representation and warranty made by the responsible party.

   "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Swap Account" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

   "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

   "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (x) the interest on the mortgage loans received by the servicer on or prior to the related Determination Date (exclusive of Prepayment Interest Excesses) or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee, the trustee fee, the loan performance advisor fee, the PMI premium (together with certain state taxes imposed on that premium), over
(b) the sum of (x) the amounts paid to the classes of certificates pursuant to clause (i) under the ninth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and (y) any Net Swap Payments to the swap provider.

   "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

   "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

   "Unpaid Realized Loss Amount" means, with respect to any class of Class M or Class B certificates and as to any distribution date, is the excess of (i) the Applied Realized Loss Amounts with respect to that class over (ii) the sum of
(a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the receipt and distribution of any Subsequent Recovery on all previous distribution dates. Any amounts distributed to a class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

   "Upper-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

   A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

   1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

   2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

   3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

   4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

      (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

            (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

            (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S.
                  Treasury Regulations; or

      (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (ii) certifying that the nonqualified intermediary is not acting for its own account,

            (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

   5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

   All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

   In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

            (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

            (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

            (iii) can be treated as a "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

   This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

                           INTEREST RATE CAP SCHEDULES


                              Class M Cap Agreement                       Class B Cap Agreement
-----------------   -----------------------------------------    ------------------------------------------
                     Notional    Strike   Ceiling   Index Rate    Notional    Strike   Ceiling   Index Rate
Distribution Date   Amount ($)     %         %      Multiplier   Amount ($)     %         %      Multiplier
-----------------   -----------------------------------------    ------------------------------------------
February 2006       14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
March 2006          14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
April 2006          14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
May 2006            14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
June 2006           14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
July 2006           14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
August 2006         14,108,600   10.080    10.080        10.00    3,590,100    9.100     9.100        10.00
September 2006      14,108,600   10.080    10.080        10.00    3,590,100    6.969     9.100        10.00
October 2006        14,108,600   10.080    10.080        10.00    3,590,100    5.004     9.100        10.00
November 2006       14,108,600    5.777    10.080        10.00    3,590,100    4.797     9.100        10.00
December 2006       14,108,600    5.884    10.080        10.00    3,590,100    4.904     9.100        10.00
January 2007        14,108,600    5.683    10.080        10.00    3,590,100    4.703     9.100        10.00
February 2007       14,108,600    5.684    10.080        10.00    3,590,100    4.704     9.100        10.00
March 2007          14,108,600    6.338    10.080        10.00    3,590,100    5.358     9.100        10.00
April 2007          14,108,600    5.684    10.080        10.00    3,590,100    4.704     9.100        10.00
May 2007            14,108,600    5.887    10.080        10.00    3,590,100    4.907     9.100        10.00
June 2007           14,108,600    5.684    10.080        10.00    3,590,100    4.704     9.100        10.00
July 2007           14,108,600    5.917    10.080        10.00    3,590,100    4.937     9.100        10.00
August 2007         14,108,600    7.780    10.080        10.00    3,590,100    6.800     9.100        10.00
September 2007      14,108,600    7.790    10.080        10.00    3,590,100    6.810     9.100        10.00
October 2007        14,108,600    8.063    10.080        10.00    3,590,100    7.083     9.100        10.00
November 2007       14,108,600    7.789    10.080        10.00    3,590,100    6.809     9.100        10.00
December 2007       14,108,600    8.062    10.080        10.00    3,590,100    7.082     9.100        10.00
January 2008        14,108,600    7.799    10.080        10.00    3,590,100    6.819     9.100        10.00
February 2008       14,108,600    8.492    10.080        10.00    3,590,100    7.512     9.100        10.00
March 2008          14,108,600    9.111    10.080        10.00    3,590,100    8.131     9.100        10.00
April 2008          14,108,600    8.495    10.080        10.00    3,590,100    7.515     9.100        10.00
May 2008            14,108,600    8.792    10.080        10.00    3,590,100    7.812     9.100        10.00
June 2008           14,108,600    8.494    10.080        10.00    3,590,100    7.514     9.100        10.00
July 2008           14,108,600    8.805    10.080        10.00    3,590,100    7.825     9.100        10.00
August 2008         14,108,600    9.043    10.080        10.00    3,590,100    8.063     9.100        10.00
September 2008      14,108,600    9.050    10.080        10.00    3,590,100    8.070     9.100        10.00
October 2008        14,108,600    9.365    10.080        10.00    3,590,100    8.385     9.100        10.00
November 2008       14,108,600    9.049    10.080        10.00    3,590,100    8.069     9.100        10.00
December 2008       14,108,600    9.363    10.080        10.00    3,590,100    8.383     9.100        10.00
January 2009        14,108,600    9.058    10.080        10.00    3,590,100    8.078     9.100        10.00
February 2009       14,108,600    9.777    10.080        10.00    3,590,100    8.797     9.100        10.00
March 2009                  --       --        --           --           --       --        --           --


                                    ANNEX III

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE


                         Interest Rate                                   Interest Rate
Distribution Date    Swap Notional Amount ($)   Distribution Date    Swap Notional Amount ($)
-----------------    ------------------------   -----------------    ------------------------
February 2006             1,254,931,300.03      June 2008                    81,643,208.02
March 2006                1,210,546,206.53      July 2008                    77,745,829.12
April 2006                1,165,093,223.19      August 2008                  63,378,614.42
May 2006                  1,118,660,235.61      September 2008               56,966,536.13
June 2006                 1,071,435,121.21      October 2008                 51,482,630.42
July 2006                 1,023,593,038.74      November 2008                46,603,628.41
August 2006                 975,335,849.08      December 2008                42,256,592.28
September 2006              926,131,799.77      January 2009                 38,562,340.73
October 2006                876,352,167.22      February 2009                35,364,850.20
November 2006               827,389,629.09      March 2009                   33,063,192.69
December 2006               782,510,016.87      April 2009                   30,972,940.58
January 2007                741,240,088.05      May 2009                     29,017,012.20
February 2007               703,156,641.41      June 2009                    27,185,049.21
March 2007                  667,902,289.19      July 2009                    25,469,158.58
April 2007                  635,100,959.74      August 2009                  23,861,952.58
May 2007                    602,415,817.75      September 2009               22,356,516.29
June 2007                   569,753,246.36      October 2009                 20,946,377.14
July 2007                   533,394,133.19      November 2009                19,625,476.44
August 2007                 139,856,493.29      December 2009                18,388,142.71
September 2007              129,929,662.00      January 2010                 17,229,066.82
October 2007                122,781,277.83      February 2010                16,143,278.66
November 2007               116,134,130.26      March 2010                   15,126,125.40
December 2007               109,954,917.02      April 2010                   14,173,251.09
January 2008                104,203,340.88      May 2010                     13,280,577.62
February 2008                98,840,405.16      June 2010                    12,388,264.43
March 2008                   94,004,592.71      July 2010                    10,372,248.69
April 2008                   89,542,427.96      August 2010                           0.00
May 2008                     85,344,521.07


                                      III-1

                                   SCHEDULE A

                             COLLATERAL TERM SHEETS

Securitized Asset Backed Receivables LLC Trust 2006-OP1
All records

2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $1,259,700,972
Cut-off date principal balance of group fixed-rate mortgage loans: $199,983,466 Cut-off date principal balance of group adjustable-rate mortgage loans:
$1,059,717,505
Mortgage Rates:
Weighted Average: 7.427%
Maximum Coupon: 13.000%
Minimum Coupon: 4.990%
Adjustable-rate Margin:
Weighted Average: 5.602%
Maximum Margin: 9.750%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 21
Weighted average remaining term to maturity (in months): 353
Weighted average remaining interest-only term of interest-only loans (in months): 54


3. Product Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Product                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 15 Year/6 Month LIBOR                           5         713,299           0.06      7.053         354      85.63       64.47
ARM - 2 Year/6 Month LIBOR                        4,322     699,884,692          55.56      7.737         354      80.31       63.26
ARM - 2 Year/6 Month LIBOR/15 Year                   10         831,388           0.07      8.174         174      74.35       65.25
ARM - 2 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                       67      20,703,944           1.64      6.819         354      75.54       61.15
ARM - 2 Year/6 Month LIBOR/5 Year
Interest Only                                       782     212,164,066          16.84      6.838         354      81.02       71.16
ARM - 3 Year/6 Month LIBOR                          167      30,466,368           2.42      7.374         354      79.12       61.35
ARM - 3 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        3         478,200           0.04      7.771         354      79.99       60.00
ARM - 3 Year/6 Month LIBOR/5 Year
Interest Only                                        38      10,336,224           0.82      6.810         354      77.88       70.63
ARM - 5 Year/6 Month LIBOR                          125      24,846,774           1.97      7.250         353      87.33       63.50
ARM - 5 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        1         135,044           0.01      6.900         354      80.00       60.00
ARM - 5 Year/6 Month LIBOR/5 Year
Interest Only                                       196      53,580,973           4.25      6.599         353      79.78       68.75
ARM - 6 Month LIBOR                                  17       5,322,281           0.42      7.468         354      83.31       74.93
ARM - 6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        1         254,252           0.02      6.150         354      85.00       60.00
Balloon - 30 Year Balloon/40 Year Amort              11       3,083,429           0.24      6.700         354      76.65       61.22
Fixed Rate                                        1,180     185,098,948          14.69      7.360         345      75.98       62.31
Fixed - 5 Year Interest Only                         39      11,801,090           0.94      6.788         353      81.06       70.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Gross                                             of          Date            Date        Gross     Remaining   Combined   Combined
Interest                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                       1         304,000           0.02      4.990         354      63.33       63.33
5.000% - 5.999%                                     228      61,247,117           4.86      5.894         353      75.04       61.29
6.000% - 6.999%                                   1,965     473,664,684          37.60      6.570         353      78.37       64.16
7.000% - 7.999%                                   2,313     414,033,809          32.87      7.502         353      81.12       64.77
8.000% - 8.999%                                   1,422     201,910,152          16.03      8.437         352      81.81       65.80
9.000% - 9.999%                                     640      73,308,835           5.82      9.452         351      80.52       66.56
10.000% - 10.999%                                   268      25,747,342           2.04     10.481         352      79.16       68.87
11.000% - 11.999%                                   110       8,105,199           0.64     11.410         352      77.95       72.81
12.000% - 12.999%                                    16       1,295,352           0.10     12.259         354      74.80       71.15
13.000% - 13.999%                                     1          84,481           0.01     13.000         354      79.99       79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 13.000%
Weighted Average: 7.427%


5. Range of Cut-off Date Principal Balances ($)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Cut-off                                           of          Date            Date        Gross     Remaining   Combined   Combined
Date Principal                                 Mortgage     Principal      Principal     Interest     Term      Original   Effective
Balances ($)                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                    92       4,556,923           0.36      9.074         323      61.28       59.83
$50,001 - $75,000                                   865      54,570,313           4.33      9.020         346      79.59       64.48
$75,001 - $100,000                                  895      78,930,368           6.27      8.309         352      78.72       63.03
$100,001 - $125,000                                 941     105,514,727           8.38      7.838         352      80.16       63.37
$125,001 - $150,000                                 841     115,907,928           9.20      7.702         352      80.46       63.12
$150,001 - $175,000                                 672     108,713,756           8.63      7.445         352      79.46       62.43
$175,001 - $200,000                                 511      96,004,265           7.62      7.395         354      78.48       63.65
$200,001 - $225,000                                 398      84,824,365           6.73      7.303         353      79.59       64.16
$225,001 - $250,000                                 347      82,310,360           6.53      7.208         353      78.73       63.93
$250,001 - $275,000                                 251      65,771,092           5.22      7.198         354      80.02       64.98
$275,001 - $300,000                                 216      62,247,961           4.94      7.257         353      80.93       64.15
$300,001 - $325,000                                 179      55,897,934           4.44      6.972         354      80.63       64.84
$325,001 - $350,000                                 134      45,403,650           3.60      7.113         353      78.78       64.87
$350,001 - $375,000                                 106      38,402,197           3.05      6.882         354      81.03       67.11
$375,001 - $400,000                                 112      43,432,038           3.45      6.962         353      80.54       66.83
$400,001 - $425,000                                  80      33,028,690           2.62      7.014         352      81.93       67.38
$425,001 - $450,000                                  67      29,341,911           2.33      6.890         354      83.20       67.64
$450,001 - $475,000                                  39      18,118,754           1.44      7.037         354      84.25       66.54
$475,001 - $500,000                                  34      16,573,291           1.32      6.914         354      79.19       65.72
$500,001 - $750,000                                 147      86,285,395           6.85      7.051         354      82.10       69.39
$750,001 - $1,000,000                                29      24,640,817           1.96      6.650         354      74.62       74.62
$1,000,001 >=                                         8       9,224,236           0.73      6.779         354      64.01       64.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $39,286
Maximum: $1,470,620
Average: $180,888


6. Original Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
Original                                          of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                                   5         301,939           0.02      8.756         114      68.20       61.20
180                                                  73       7,162,892           0.57      7.674         174      74.10       63.17
240                                                  31       3,574,569           0.28      7.310         234      71.65       59.62
360                                               6,855   1,248,661,571          99.12      7.426         354      79.85       64.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359


7. Range of Remaining Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Remaining                                         of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                              5         301,939           0.02      8.756         114      68.20       61.20
121 - 180                                            73       7,162,892           0.57      7.674         174      74.10       63.17
181 - 240                                            31       3,574,569           0.28      7.310         234      71.65       59.62
301 - 360                                         6,855   1,248,661,571          99.12      7.426         354      79.85       64.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 356
Weighted Average: 353


8. Range of Combined Original LTV Ratios (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Combined                                          of          Date            Date        Gross     Remaining   Combined   Combined
Original                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
LTV Ratios (%)                                  Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.01% - 10.00%                                        1          49,771             --      8.900         352      10.00       10.00
15.01% - 20.00%                                       4         256,587           0.02      7.796         354      16.30       16.30
20.01% - 25.00%                                      16       1,251,432           0.10      8.122         354      22.82       22.82
25.01% - 30.00%                                      20       2,037,582           0.16      7.350         350      27.57       27.57
30.01% - 35.00%                                      25       3,045,901           0.24      7.361         349      32.98       32.98
35.01% - 40.00%                                      33       4,381,160           0.35      7.251         351      38.26       38.26
40.01% - 45.00%                                      64       8,946,112           0.71      7.234         353      42.58       42.58
45.01% - 50.00%                                      86      13,690,381           1.09      7.360         352      48.01       48.01
50.01% - 55.00%                                     116      18,493,569           1.47      7.513         348      52.65       52.65
55.01% - 60.00%                                     158      31,300,103           2.48      7.158         352      58.15       58.15
60.01% - 65.00%                                     323      63,780,704           5.06      7.408         350      63.56       61.50
65.01% - 70.00%                                     350      72,296,181           5.74      7.218         350      68.89       63.86
70.01% - 75.00%                                     495     100,818,939           8.00      7.514         353      73.99       64.69
75.01% - 80.00%                                   2,821     475,154,569          37.72      7.308         353      79.75       64.31
80.01% - 85.00%                                     584     113,522,998           9.01      7.382         353      84.32       65.85
85.01% - 90.00%                                     888     181,299,184          14.39      7.497         353      89.63       65.61
90.01% - 95.00%                                     876     154,525,594          12.27      7.765         353      94.77       72.05
95.01% - 100.00%                                    104      14,850,205           1.18      8.387         354      99.22       87.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.00%
Maximum: 100.00%
Weighted Average: 79.80%


9. Range of Gross Margins (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range                                           Number       Cut-off        Cut-off      Average     Average    Average     Average
of                                                of          Date            Date        Gross     Remaining   Combined   Combined
Gross                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
Margins (%)                                     Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
3.000% - 3.500%                                       9       2,508,931           0.20      5.948         354      80.81       66.42
3.501% - 4.000%                                      84      25,819,960           2.05      6.214         354      74.03       62.93
4.001% - 4.500%                                     384      97,414,063           7.73      6.362         354      75.65       64.49
4.501% - 5.000%                                     912     202,541,300          16.08      6.656         354      78.58       65.11
5.001% - 5.500%                                   1,091     218,637,919          17.36      7.062         354      80.71       64.75
5.501% - 6.000%                                   1,096     201,439,181          15.99      7.563         354      83.00       66.12
6.001% - 6.500%                                     845     135,095,732          10.72      8.018         354      82.41       64.36
6.501% - 7.000%                                     557      81,602,150           6.48      8.493         354      83.14       65.29
7.001% - 7.500%                                     329      43,460,209           3.45      9.067         354      81.57       66.21
7.501% - 8.000%                                     325      39,186,290           3.11      9.912         353      78.86       66.49
8.001% - 8.500%                                      63       7,352,042           0.58     10.200         354      81.39       69.17
8.501% - 9.000%                                      32       3,879,521           0.31     10.405         353      74.40       64.10
9.001% - 9.500%                                       6         707,949           0.06     10.634         353      74.29       62.71
9.501% - 10.000%                                      1          72,257           0.01     11.950         349      48.33       48.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 9.750%
Non-Zero Weighted Average: 5.602%


10. Range of Minimum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Minimum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
4.501% - 5.000%                                       3         603,770           0.05      5.310         354      71.61       61.68
5.001% - 5.500%                                       7       1,977,408           0.16      5.247         355      79.75       63.52
5.501% - 6.000%                                     199      54,364,196           4.32      5.948         354      75.93       62.58
6.001% - 6.500%                                     596     161,789,197          12.84      6.322         354      78.46       65.22
6.501% - 7.000%                                   1,001     226,853,667          18.01      6.809         354      80.01       64.58
7.001% - 7.500%                                     940     180,924,592          14.36      7.298         354      80.90       65.15
7.501% - 8.000%                                   1,032     175,358,139          13.92      7.782         354      82.65       65.13
8.001% - 8.500%                                     669     102,703,782           8.15      8.273         354      82.42       66.19
8.501% - 9.000%                                     502      69,018,269           5.48      8.775         354      81.60       65.96
9.001% - 9.500%                                     290      35,109,950           2.79      9.272         353      80.74       65.73
9.501% - 10.000%                                    222      25,100,739           1.99      9.763         353      80.18       67.18
10.001% - 10.500%                                   112      11,403,592           0.91     10.294         354      80.48       67.64
10.501% - 11.000%                                    87       8,853,305           0.70     10.769         352      76.95       66.41
11.001% - 11.500%                                    44       3,500,766           0.28     11.262         354      77.42       67.17
11.501% - 12.000%                                    21       1,506,597           0.12     11.772         354      66.33       63.76
12.001% - 12.500%                                     6         457,610           0.04     12.147         354      62.49       62.49
12.501% - 13.000%                                     3         191,927           0.02     12.617         354      80.03       55.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600%
Maximum: 12.720%
Non-Zero Weighted Average: 7.446%


11. Range of Maximum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Maximum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
10.501% - 11.000%                                     2         462,783           0.04      4.993         354      69.05       62.19
11.001% - 11.500%                                     7       1,977,408           0.16      5.247         355      79.75       63.52
11.501% - 12.000%                                   198      54,181,259           4.30      5.942         354      75.92       62.58
12.001% - 12.500%                                   596     161,594,335          12.83      6.322         354      78.44       65.22
12.501% - 13.000%                                   998     226,058,594          17.95      6.808         354      79.98       64.59
13.001% - 13.500%                                   941     181,295,333          14.39      7.291         354      80.94       65.13
13.501% - 14.000%                                 1,034     175,819,441          13.96      7.781         354      82.67       65.12
14.001% - 14.500%                                   669     102,661,247           8.15      8.274         354      82.44       66.20
14.501% - 15.000%                                   498      68,023,430           5.40      8.774         354      81.69       65.94
15.001% - 15.500%                                   290      35,003,393           2.78      9.267         353      80.75       65.74
15.501% - 16.000%                                   224      25,711,756           2.04      9.741         353      80.03       67.16
16.001% - 16.500%                                   113      11,677,322           0.93     10.274         354      80.47       67.46
16.501% - 17.000%                                    87       8,853,305           0.70     10.769         352      76.95       66.41
17.001% - 17.500%                                    44       3,500,766           0.28     11.262         354      77.42       67.17
17.501% - 18.000%                                    20       1,434,339           0.11     11.763         354      67.23       64.54
18.001% - 18.500%                                     7         643,160           0.05     11.023         354      67.54       61.77
18.501% - 19.000%                                     5         480,833           0.04     10.883         353      73.00       63.17
19.001% - 19.500%                                     1         338,801           0.03      9.500         353      64.15       64.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.990%
Maximum: 19.500%
Non-Zero Weighted Average: 13.451%


12. Initial Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Initial Cap (%)                                 Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
1.000%                                               18       5,576,534           0.44      7.408         354      83.39       74.25
2.000%                                               74      21,857,189           1.74      6.887         354      75.56       61.37
3.000%                                            5,642   1,032,283,782          81.95      7.461         354      80.54       65.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.969%


13. Periodic Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Periodic                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Cap (%)                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
1.000%                                            5,732   1,059,372,911          84.10      7.448         354      80.45       65.16
1.500%                                                1         278,365           0.02      7.000         353      94.92       60.00
2.000%                                                1          66,230           0.01     10.300         354      80.00       80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.000%


14. Next Rate Adjustment Dates

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Next                                            Number       Cut-off        Cut-off      Average     Average    Average     Average
Rate                                              of          Date            Date        Gross     Remaining   Combined   Combined
Adjustment                                     Mortgage     Principal      Principal     Interest     Term      Original   Effective
Dates                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,230     199,983,466          15.88      7.316         346      76.29       62.80
Feb-06                                                3         610,919           0.05      6.876         355      79.50       79.50
May-06                                                1         116,358           0.01      7.500         352      80.00       60.00
Jun-06                                                3       1,152,889           0.09      7.642         353      73.95       60.00
Jul-06                                               11       3,696,368           0.29      7.420         354      87.08       78.27
Feb-07                                                1          72,257           0.01     11.950         349      48.33       48.33
Mar-07                                                1         166,583           0.01      6.990         350      64.99       64.99
Apr-07                                                5         939,223           0.07      8.435         351      78.61       60.00
May-07                                              108      15,311,444           1.22      7.956         352      79.99       64.20
Jun-07                                              728     117,113,494           9.30      7.794         353      81.99       65.77
Jul-07                                            3,182     580,027,397          46.04      7.493         354      80.29       65.08
Aug-07                                            1,155     219,751,225          17.44      7.379         355      79.75       64.52
Sep-07                                                1         202,466           0.02      6.550         356      80.00       60.00
Apr-08                                                1         373,692           0.03      6.650         351      80.00       60.00
May-08                                                6         500,120           0.04      8.296         352      76.30       72.29
Jun-08                                               34       5,718,541           0.45      7.480         353      82.82       66.02
Jul-08                                              127      26,360,463           2.09      7.207         354      78.64       64.27
Aug-08                                               40       8,327,975           0.66      7.129         355      76.76       59.74
Apr-10                                                4         834,290           0.07      6.497         351      86.98       66.42
May-10                                               80      18,951,615           1.50      6.652         352      80.86       66.89
Jun-10                                              123      30,472,738           2.42      6.878         353      82.27       67.44
Jul-10                                               87      21,593,760           1.71      6.838         354      83.25       68.12
Aug-10                                               28       6,710,387           0.53      6.843         355      81.37       62.66
Jun-20                                                2         246,667           0.02      7.827         353      91.88       60.00
Jul-20                                                2         384,833           0.03      6.472         354      89.13       70.32
Aug-20                                                1          81,798           0.01      7.450         355      50.37       50.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-10-06


15. Geographical Distribution

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Geographical                                   Mortgage     Principal      Principal     Interest     Term      Original   Effective
Distribution                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                          759     234,656,313          18.63      6.825         354      77.24       66.61
Florida                                             806     139,910,505          11.11      7.478         353      79.46       64.76
New York                                            407     110,828,559           8.80      7.190         353      77.35       64.48
Massachusetts                                       359      81,932,586           6.50      7.297         354      78.11       63.23
New Jersey                                          314      74,144,425           5.89      7.510         354      78.36       64.22
Texas                                               608      70,594,558           5.60      7.925         346      81.28       63.50
Virginia                                            230      42,235,542           3.35      7.662         351      79.42       64.32
Michigan                                            330      41,877,580           3.32      7.834         352      83.40       65.68
Pennsylvania                                        260      33,634,580           2.67      7.712         350      81.17       63.47
Ohio                                                268      30,370,520           2.41      7.895         353      85.67       65.31
Maryland                                            129      29,484,942           2.34      7.574         354      77.71       63.91
Other                                             2,494     370,030,861          29.37      7.630         353      81.85       64.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


16. Occupancy

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Occupancy                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                           6,498   1,177,619,598          93.48      7.403         353      79.63       64.50
Investment                                          373      62,506,869           4.96      7.970         353      82.45       70.36
Second Home                                          93      19,574,505           1.55      7.144         352      81.43       64.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Property                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           5,546     962,628,230          76.42      7.436         352      79.76       64.42
2-4 Family                                          481     124,972,246           9.92      7.310         354      79.48       66.72
Planned Unit Development                            510     100,557,571           7.98      7.420         353      80.52       64.25
Condo                                               320      59,308,495           4.71      7.444         354      79.94       64.54
Manufactured Housing                                107      12,234,430           0.97      7.928         352      79.31       79.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Loan                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Purpose                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                               3,734     736,160,966          58.44      7.379         352      77.54       64.87
Purchase                                          2,817     457,261,271          36.30      7.460         353      83.25       64.55
Refinance - Rate Term                               413      66,278,734           5.26      7.747         349      80.94       65.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Documentation                                  Mortgage     Principal      Principal     Interest     Term      Original   Effective
Level                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                4,731     729,862,947          57.94      7.538         352      80.75       64.93
Stated Documentation                              2,142     511,639,553          40.62      7.270         353      78.40       64.43
No Documentation                                     65      13,103,103           1.04      7.295         349      81.48       68.94
Lite Documentation                                   24       4,760,901           0.38      7.657         354      78.14       68.66
Business Bank Statement                               2         334,468           0.03      8.086         355      96.49       84.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Original                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Prepayment                                        of          Date            Date        Gross     Remaining   Combined   Combined
Penalty                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Term (months)                                   Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
None                                              2,034    $352,499,603          27.98      7.636         352      79.02       63.59
12 Months                                           451     127,224,444          10.10      7.158         353      78.38       65.01
24 Months                                         3,463     600,119,869          47.64      7.450         354      80.85       65.66
36 Months                                         1,011     178,788,000          14.19      7.133         349      78.76       64.06
Other                                                 5       1,069,056           0.08      7.493         354      84.71       60.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   $1,259,700,972        100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Lien                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Position                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                          6,856   1,251,169,918          99.32      7.407         353      79.77       64.66
2nd Lien                                            108       8,531,054           0.68     10.440         349      83.10       83.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
FICO                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Score                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                  54       4,933,436           0.39      9.092         354      71.16       71.16
500 - 500                                            20       3,181,778           0.25      8.814         351      73.99       61.81
501 - 520                                           388      61,497,709           4.88      8.782         353      74.31       64.09
521 - 540                                           385      61,398,253           4.87      8.648         353      74.74       63.41
541 - 560                                           459      71,704,418           5.69      8.257         353      74.95       61.94
561 - 580                                           645     101,242,934           8.04      7.934         353      78.19       62.87
581 - 600                                         1,002     162,886,332          12.93      7.589         353      79.41       65.29
601 - 620                                           992     170,285,247          13.52      7.440         353      80.10       66.13
621 - 640                                           921     171,065,828          13.58      7.155         353      81.00       64.48
641 - 660                                           662     137,986,225          10.95      6.971         352      81.54       64.24
661 - 680                                           511     107,113,897           8.50      6.837         352      81.49       64.61
681 - 700                                           352      73,878,463           5.86      6.820         353      81.56       65.39
701 - 720                                           246      57,913,818           4.60      6.708         353      83.01       67.86
721 - 740                                           155      35,669,974           2.83      6.742         354      84.59       65.23
741 - 760                                            92      22,735,431           1.80      6.712         350      82.81       67.07
761 - 780                                            71      14,557,560           1.16      6.759         345      82.60       66.99
781 - 800                                             8       1,568,297           0.12      7.284         354      81.63       74.36
801 >=                                                1          81,373           0.01      6.790         354      81.73       60.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,964   1,259,700,972         100.00      7.427         353      79.80       64.78
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 622


Securitized Asset Backed Receivables LLC Trust 2006-OP1
GROUP I

2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $967,784,242
Cut-off date principal balance of group fixed-rate mortgage loans: $139,606,364 Cut-off date principal balance of group adjustable-rate mortgage loans:
$828,177,878
Mortgage Rates:
Weighted Average: 7.474%
Maximum Coupon: 11.950%
Minimum Coupon: 4.990%
Adjustable-rate Margin:
Weighted Average: 5.687%
Maximum Margin: 9.500%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 21
Weighted average remaining term to maturity (in months): 353
Weighted average remaining interest-only term of interest-only loans (in months): 54


3. Product Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Product                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR                        4,067    $602,034,896          62.21      7.773         354      80.68       62.96
ARM - 2 Year/6 Month LIBOR/15 Year                   10         831,388           0.09      8.174         174      74.35       65.25
ARM - 2 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                       46       9,315,401           0.96      6.882         354      75.72       60.40
ARM - 2 Year/6 Month LIBOR/5 Year
Interest Only                                       619     130,350,024          13.47      6.931         354      80.63       70.06
ARM - 3 Year/6 Month LIBOR                          152      23,992,876           2.48      7.391         354      79.13       60.63
ARM - 3 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        3         478,200           0.05      7.771         354      79.99       60.00
ARM - 3 Year/6 Month LIBOR/5 Year
nterest Only                                         33       7,294,371           0.75      6.859         354      76.49       69.20
ARM - 5 Year/6 Month LIBOR                           95      16,668,769           1.72      7.091         353      87.29       63.11
ARM - 5 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        1         135,044           0.01      6.900         354      80.00       60.00
ARM - 5 Year/6 Month LIBOR/5 Year
Interest Only                                       154      33,782,684           3.49      6.596         353      78.27       68.46
ARM - 6 Month LIBOR                                  12       3,039,975           0.31      7.869         354      82.28       71.92
ARM - 6 Month LIBOR/30 Year Balloon
/40 Year Amort                                        1         254,252           0.03      6.150         354      85.00       60.00
Balloon - 30 Year Balloon/40 Year Amort               9       2,184,146           0.23      6.513         354      72.44       57.41
Fixed Rate                                          831     131,002,462          13.54      7.046         345      74.75       60.70
Fixed - 5 Year Interest Only                         27       6,419,756           0.66      6.785         353      79.13       68.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Gross                                             of          Date            Date        Gross     Remaining   Combined   Combined
Interest                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                       1        $304,000           0.03      4.990         354      63.33       63.33
5.000% - 5.999%                                     186      42,106,803           4.35      5.899         352      73.34       60.27
6.000% - 6.999%                                   1,686     331,127,987          34.22      6.588         353      77.83       62.55
7.000% - 7.999%                                   2,179     350,677,072          36.24      7.509         353      80.85       63.96
8.000% - 8.999%                                   1,214     160,324,455          16.57      8.429         353      82.53       65.30
9.000% - 9.999%                                     508      57,701,264           5.96      9.445         353      80.99       66.49
10.000% - 10.999%                                   207      19,935,986           2.06     10.466         353      79.96       67.44
11.000% - 11.999%                                    79       5,606,674           0.58     11.364         351      81.13       74.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 11.950%
Weighted Average: 7.474%


5. Range of Cut-off Date Principal Balances ($)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Cut-off                                           of          Date            Date        Gross     Remaining   Combined   Combined
Date Principal                                 Mortgage     Principal      Principal     Interest     Term      Original   Effective
Balances ($)                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                    66      $3,264,480           0.34      8.697         326      59.99       58.38
$50,001 - $75,000                                   725      45,957,686           4.75      8.882         349      80.41       64.60
$75,001 - $100,000                                  797      70,347,761           7.27      8.147         351      78.65       62.31
$100,001 - $125,000                                 897     100,612,072          10.40      7.770         352      80.22       63.19
$125,001 - $150,000                                 812     111,896,993          11.56      7.645         353      80.49       62.94
$150,001 - $175,000                                 650     105,145,727          10.86      7.389         352      79.44       62.19
$175,001 - $200,000                                 493      92,606,628           9.57      7.332         354      78.45       63.54
$200,001 - $225,000                                 391      83,338,551           8.61      7.270         353      79.58       64.00
$225,001 - $250,000                                 343      81,354,144           8.41      7.185         353      78.76       63.86
$250,001 - $275,000                                 246      64,425,516           6.66      7.168         354      79.95       65.02
$275,001 - $300,000                                 215      61,948,962           6.40      7.249         353      80.93       64.07
$300,001 - $325,000                                 179      55,897,934           5.78      6.972         354      80.63       64.84
$325,001 - $350,000                                 133      45,060,453           4.66      7.086         353      78.78       64.76
$350,001 - $375,000                                  41      14,659,640           1.51      6.849         354      80.77       67.35
$375,001 - $400,000                                  26      10,129,260           1.05      6.861         354      81.10       68.39
$400,001 - $425,000                                  16       6,627,809           0.68      7.170         354      83.67       71.51
$425,001 - $450,000                                  16       7,001,951           0.72      7.003         354      85.13       72.24
$450,001 - $475,000                                   2         922,369           0.10      7.318         355      87.48       72.62
$475,001 - $500,000                                   2         982,917           0.10      7.001         354      83.06       65.79
$500,001 - $750,000                                  10       5,603,390           0.58      7.148         354      86.62       67.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $39,286
Maximum: $643,078
Average: $159,700


6. Original Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
Original                                          of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                                   3        $147,585           0.02      8.298         114      65.76       62.47
180                                                  53       5,486,127           0.57      7.463         174      75.85       63.09
240                                                  19       2,457,615           0.25      6.970         234      70.91       59.84
360                                               5,985     959,692,915          99.16      7.475         354      79.80       63.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359


7. Range of Remaining Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Remaining                                         of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                              3        $147,585           0.02      8.298         114      65.76       62.47
121 - 180                                            53       5,486,127           0.57      7.463         174      75.85       63.09
181 - 240                                            19       2,457,615           0.25      6.970         234      70.91       59.84
301 - 360                                         5,985     959,692,915          99.16      7.475         354      79.80       63.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 356
Weighted Average: 353


8. Range of Combined Original LTV Ratios (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Combined                                          of          Date            Date        Gross     Remaining   Combined   Combined
Original                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
LTV Ratios (%)                                  Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                       4        $256,587           0.03      7.796         354      16.30       16.30
20.01% - 25.00%                                      11         850,215           0.09      7.552         354      23.35       23.35
25.01% - 30.00%                                      20       2,037,582           0.21      7.350         350      27.57       27.57
30.01% - 35.00%                                      22       2,431,883           0.25      7.320         347      32.82       32.82
35.01% - 40.00%                                      26       3,098,296           0.32      7.155         350      38.11       38.11
40.01% - 45.00%                                      57       8,037,927           0.83      7.051         354      42.64       42.64
45.01% - 50.00%                                      70       9,501,812           0.98      7.319         352      48.10       48.10
50.01% - 55.00%                                      98      15,323,519           1.58      7.351         347      52.55       52.55
55.01% - 60.00%                                     141      24,548,214           2.54      7.124         352      58.04       58.04
60.01% - 65.00%                                     276      48,292,547           4.99      7.472         352      63.45       61.31
65.01% - 70.00%                                     289      51,149,711           5.29      7.212         350      68.89       62.94
70.01% - 75.00%                                     403      70,443,564           7.28      7.592         353      73.98       64.30
75.01% - 80.00%                                   2,558     386,348,617          39.92      7.337         353      79.77       63.52
80.01% - 85.00%                                     481      80,356,725           8.30      7.433         352      84.34       65.09
85.01% - 90.00%                                     766     136,558,430          14.11      7.600         353      89.67       64.78
90.01% - 95.00%                                     757     117,474,444          12.14      7.917         353      94.80       69.50
95.01% - 100.00%                                     81      11,074,170           1.14      8.290         354      99.14       87.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 15.45%
Maximum: 100.00%
Weighted Average: 79.75%


9. Range of Gross Margins (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range                                           Number       Cut-off        Cut-off      Average     Average    Average     Average
of                                                of          Date            Date        Gross     Remaining   Combined   Combined
Gross                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
Margins (%)                                     Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
3.000% - 3.500%                                       8       2,132,931           0.22      5.869         354      80.96       67.55
3.501% - 4.000%                                      59      12,436,823           1.29      6.145         354      73.91       62.08
4.001% - 4.500%                                     330      67,624,880           6.99      6.363         354      75.53       63.10
4.501% - 5.000%                                     791     141,714,557          14.64      6.709         354      77.93       63.19
5.001% - 5.500%                                     988     169,729,077          17.54      7.109         354      80.02       63.72
5.501% - 6.000%                                   1,019     164,134,255          16.96      7.584         354      83.12       65.40
6.001% - 6.500%                                     803     118,860,929          12.28      8.050         354      82.56       64.06
6.501% - 7.000%                                     513      69,642,067           7.20      8.511         354      83.41       65.31
7.001% - 7.500%                                     309      38,819,769           4.01      9.079         354      82.23       65.26
7.501% - 8.000%                                     286      32,643,236           3.37      9.875         353      80.16       66.52
8.001% - 8.500%                                      56       6,275,175           0.65     10.164         354      82.45       68.14
8.501% - 9.000%                                      25       3,456,230           0.36     10.265         353      74.27       63.93
9.001% - 9.500%                                       6         707,949           0.07     10.634         353      74.29       62.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 9.500%
Non-Zero Weighted Average: 5.687%


10. Range of Minimum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Minimum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
4.501% - 5.000%                                       3         603,770           0.06      5.310         354      71.61       61.68
5.001% - 5.500%                                       5         997,158           0.10      5.220         355      77.10       66.98
5.501% - 6.000%                                     158      35,520,660           3.67      5.941         354      75.01       61.34
6.001% - 6.500%                                     478     100,104,747          10.34      6.319         354      78.23       63.50
6.501% - 7.000%                                     881     167,095,247          17.27      6.813         354      79.51       63.35
7.001% - 7.500%                                     868     147,545,172          15.25      7.296         354      80.58       64.24
7.501% - 8.000%                                     988     153,740,220          15.89      7.784         354      82.74       64.42
8.001% - 8.500%                                     633      86,707,969           8.96      8.281         354      82.95       65.76
8.501% - 9.000%                                     469      59,486,775           6.15      8.772         354      81.90       64.94
9.001% - 9.500%                                     276      32,486,717           3.36      9.271         353      81.22       65.94
9.501% - 10.000%                                    204      22,012,846           2.27      9.775         353      80.81       67.11
10.001% - 10.500%                                   101      10,353,071           1.07     10.287         354      81.35       67.20
10.501% - 11.000%                                    79       7,684,500           0.79     10.765         352      77.28       65.13
11.001% - 11.500%                                    41       3,171,996           0.33     11.244         354      78.05       67.37
11.501% - 12.000%                                     9         667,031           0.07     11.640         354      75.93       70.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600%
Maximum: 11.750%
Non-Zero Weighted Average: 7.546%


11. Range of Maximum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Maximum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
10.501% - 11.000%                                     2         462,783           0.05      4.993         354      69.05       62.19
11.001% - 11.500%                                     5         997,158           0.10      5.220         355      77.10       66.98
11.501% - 12.000%                                   157      35,337,723           3.65      5.931         354      74.98       61.34
12.001% - 12.500%                                   478      99,909,884          10.32      6.319         354      78.19       63.51
12.501% - 13.000%                                   879     166,673,866          17.22      6.811         354      79.47       63.36
13.001% - 13.500%                                   868     147,542,220          15.25      7.289         354      80.64       64.24
13.501% - 14.000%                                   990     154,201,522          15.93      7.782         354      82.76       64.40
14.001% - 14.500%                                   633      86,665,434           8.96      8.281         354      82.97       65.77
14.501% - 15.000%                                   466      58,868,152           6.08      8.771         354      81.94       64.94
15.001% - 15.500%                                   276      32,380,160           3.35      9.266         353      81.23       65.96
15.501% - 16.000%                                   205      22,247,648           2.30      9.767         353      80.80       67.04
16.001% - 16.500%                                   102      10,626,801           1.10     10.266         354      81.30       67.01
16.501% - 17.000%                                    79       7,684,500           0.79     10.765         352      77.28       65.13
17.001% - 17.500%                                    41       3,171,996           0.33     11.244         354      78.05       67.37
17.501% - 18.000%                                     9         667,031           0.07     11.640         354      75.93       70.15
18.001% - 18.500%                                     1         185,551           0.02      8.250         353      80.00       60.00
18.501% - 19.000%                                     1         216,648           0.02      8.990         353      75.00       75.00
19.001% - 19.500%                                     1         338,801           0.04      9.500         353      64.15       64.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.990%
Maximum: 19.500%
Non-Zero Weighted Average: 13.553%


12. Initial Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Initial Cap (%)                                 Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
1.000%                                               13       3,294,227           0.34      7.736         354      82.49       71.00
2.000%                                               52      10,092,431           1.04      6.952         354      75.96       60.59
3.000%                                            5,128     814,791,220          84.19      7.556         354      80.62       64.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.980%


13. Periodic Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Periodic                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Cap (%)                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
1.000%                                            5,191     827,833,284          85.54      7.550         354      80.57       64.30
1.500%                                                1         278,365           0.03      7.000         353      94.92       60.00
2.000%                                                1          66,230           0.01     10.300         354      80.00       80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.000%


14. Next Rate Adjustment Dates

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Next                                            Number       Cut-off        Cut-off      Average     Average    Average     Average
Rate                                              of          Date            Date        Gross     Remaining   Combined   Combined
Adjustment                                     Mortgage     Principal      Principal     Interest     Term      Original   Effective
Dates                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    867    $139,606,364          14.43      7.026         346      74.91       61.01
Feb-06                                                2         517,356           0.05      5.940         355      81.60       81.60
May-06                                                1         116,358           0.01      7.500         352      80.00       60.00
Jun-06                                                2         688,123           0.07      8.082         353      80.00       60.00
Jul-06                                                8       1,972,391           0.20      8.101         354      83.75       72.71
Mar-07                                                1         166,583           0.02      6.990         350      64.99       64.99
Apr-07                                                5         939,223           0.10      8.435         351      78.61       60.00
May-07                                              100      13,564,000           1.40      7.972         352      80.10       64.51
Jun-07                                              672      96,412,754           9.96      7.903         353      82.39       65.21
Jul-07                                            2,902     457,237,458          47.25      7.589         354      80.44       64.11
Aug-07                                            1,061     174,009,224          17.98      7.489         355      80.12       63.78
Sep-07                                                1         202,466           0.02      6.550         356      80.00       60.00
May-08                                                6         500,120           0.05      8.296         352      76.30       72.29
Jun-08                                               32       4,634,688           0.48      7.640         353      83.48       65.34
Jul-08                                              117      21,165,640           2.19      7.219         354      78.38       62.47
Aug-08                                               33       5,464,998           0.56      7.087         355      75.17       59.84
Apr-10                                                3         425,292           0.04      6.855         351      84.19       72.60
May-10                                               68      14,140,530           1.46      6.595         352      79.92       65.40
Jun-10                                               96      18,856,714           1.95      6.893         353      81.73       68.96
Jul-10                                               63      12,957,533           1.34      6.791         354      81.69       65.95
Aug-10                                               20       4,206,428           0.43      6.614         355      81.85       62.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-09-19


15. Geographical Distribution

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Geographical                                   Mortgage     Principal      Principal     Interest     Term      Original   Effective
Distribution                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                          518    $121,949,317          12.60      6.874         353      74.49       63.98
Florida                                             728     115,835,972          11.97      7.482         353      79.79       64.21
New York                                            296      69,990,253           7.23      7.098         352      74.89       62.20
Massachusetts                                       328      69,300,084           7.16      7.305         354      77.65       63.28
Texas                                               541      60,868,366           6.29      7.911         347      81.69       62.80
New Jersey                                          273      56,946,762           5.88      7.517         354      79.22       64.21
Michigan                                            295      36,810,911           3.80      7.759         354      84.07       65.71
Virginia                                            201      31,937,995           3.30      7.583         353      79.26       63.43
Pennsylvania                                        233      29,233,515           3.02      7.633         350      81.87       63.51
Ohio                                                246      28,347,690           2.93      7.796         354      85.99       65.13
Illinois                                            176      26,315,168           2.72      7.972         354      82.94       62.58
Other                                             2,225     320,248,209          33.09      7.600         353      81.54       64.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


16. Occupancy

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Occupancy                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                           5,654    $902,719,808          93.28      7.451         353      79.56       63.54
Investment                                          331      52,612,659           5.44      7.916         354      82.69       69.53
Second Home                                          75      12,451,776           1.29      7.279         350      81.41       60.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Property                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           4,811    $731,755,172          75.61      7.503         352      79.77       63.39
2-4 Family                                          432     103,011,204          10.64      7.308         354      79.01       65.66
Planned Unit Development                            448      75,501,263           7.80      7.404         353      80.22       63.09
Condo                                               285      47,472,447           4.91      7.459         354      80.45       64.37
Manufactured Housing                                 84      10,044,156           1.04      7.677         352      79.13       79.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Loan                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Purpose                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                               3,114    $535,698,867          55.35      7.420         352      77.17       63.86
Purchase                                          2,587     377,861,369          39.04      7.515         353      83.27       63.66
Refinance - Rate Term                               359      54,224,006           5.60      7.716         351      80.70       64.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Documentation                                  Mortgage     Principal      Principal     Interest     Term      Original   Effective
Level                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                4,222    $608,881,723          62.92      7.542         352      80.70       64.26
Stated Documentation                              1,759     345,609,116          35.71      7.352         353      77.99       62.80
No Documentation                                     55       9,368,371           0.97      7.492         346      83.56       71.65
Lite Documentation                                   22       3,590,564           0.37      7.683         354      77.11       65.11
Business Bank Statement                               2         334,468           0.03      8.086         355      96.49       84.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Original                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Prepayment                                        of          Date            Date        Gross     Remaining   Combined   Combined
Penalty                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Term (months)                                   Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
None                                              1,808    $287,663,711          29.72      7.652         353      79.29       63.04
12 Months                                           332      81,178,804           8.39      7.069         353      76.92       63.12
24 Months                                         3,147     471,142,629          48.68      7.569         354      81.05       64.69
36 Months                                           768     126,730,042          13.09      6.976         348      77.76       62.87
Other                                                 5       1,069,056           0.11      7.493         354      84.71       60.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Lien                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Position                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                          5,994    $963,674,414          99.58      7.461         353      79.74       63.74
2nd Lien                                             66       4,109,828           0.42     10.457         342      82.92       82.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
FICO                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Score                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                  11      $1,345,949           0.14      7.829         354      75.28       75.28
500 - 500                                            19       2,932,472           0.30      8.799         350      74.76       61.96
501 - 520                                           332      48,969,007           5.06      8.779         354      75.10       64.28
521 - 540                                           326      47,754,601           4.93      8.611         353      74.59       63.01
541 - 560                                           395      57,421,359           5.93      8.275         353      75.10       61.53
561 - 580                                           561      81,785,367           8.45      7.928         353      78.49       62.78
581 - 600                                           895     131,892,160          13.63      7.644         353      79.66       64.02
601 - 620                                           873     131,218,895          13.56      7.458         353      80.13       64.69
621 - 640                                           810     130,283,838          13.46      7.201         353      80.92       63.22
641 - 660                                           571      99,283,071          10.26      7.029         351      81.31       63.61
661 - 680                                           459      83,319,879           8.61      6.889         352      81.40       63.98
681 - 700                                           316      57,283,690           5.92      6.879         353      81.10       63.70
701 - 720                                           213      41,174,076           4.25      6.787         352      82.70       66.40
721 - 740                                           134      25,678,273           2.65      6.839         354      83.86       64.51
741 - 760                                            74      14,573,090           1.51      6.778         348      82.39       64.34
761 - 780                                            63      11,688,397           1.21      6.744         347      83.16       66.15
781 - 800                                             7       1,098,746           0.11      7.491         353      82.33       80.50
801 >=                                                1          81,373           0.01      6.790         354      81.73       60.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            6,060    $967,784,242         100.00      7.474         353      79.75       63.82
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 620


Securitized Asset Backed Receivables LLC Trust 2006-OP1
GROUP II

2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $291,916,730
Cut-off date principal balance of group fixed-rate mortgage loans: $60,377,102 Cut-off date principal balance of group adjustable-rate mortgage loans:
$231,539,627
Mortgage Rates:
Weighted Average: 7.273%
Maximum Coupon: 13.000%
Minimum Coupon: 5.250%
Adjustable-rate Margin:
Weighted Average: 5.297%
Maximum Margin: 9.750%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 23
Weighted average remaining term to maturity (in months): 352
Weighted average remaining interest-only term of interest-only loans (in months): 54


3. Product Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Product                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 15 Year/6 Month LIBOR                           5         713,299           0.24      7.053         354      85.63       64.47
ARM - 2 Year/6 Month LIBOR                          255      97,849,796          33.52      7.515         354      78.06       65.10
ARM - 2 Year/6 Month LIBOR/30 Year Balloon
/40 Year Amort                                       21      11,388,544           3.90      6.768         354      75.39       61.77
ARM - 2 Year/6 Month LIBOR/5 Year
Interest Only                                       163      81,814,043          28.03      6.689         354      81.63       72.91
ARM - 3 Year/6 Month LIBOR                           15       6,473,493           2.22      7.312         354      79.10       64.00
ARM - 3 Year/6 Month LIBOR/5 Year
Interest Only                                         5       3,041,853           1.04      6.691         354      81.22       74.07
ARM - 5 Year/6 Month LIBOR                           30       8,178,005           2.80      7.575         354      87.41       64.29
ARM - 5 Year/6 Month LIBOR/5 Year
Interest Only                                        42      19,798,289           6.78      6.602         353      82.37       69.25
ARM - 6 Month LIBOR                                   5       2,282,307           0.78      6.934         354      84.68       78.94
Balloon - 30 Year Balloon/40 Year Amort               2         899,283           0.31      7.152         354      86.88       70.48
Fixed Rate                                          349      54,096,486          18.53      8.121         345      78.97       66.21
Fixed - 5 Year Interest Only                         12       5,381,334           1.84      6.791         353      83.37       73.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Gross                                             of          Date            Date        Gross     Remaining   Combined   Combined
Interest                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                      42      19,140,314           6.56      5.882         354      78.77       63.54
6.000% - 6.999%                                     279     142,536,697          48.83      6.530         353      79.62       67.91
7.000% - 7.999%                                     134      63,356,737          21.70      7.463         354      82.63       69.26
8.000% - 8.999%                                     208      41,585,697          14.25      8.467         350      79.07       67.70
9.000% - 9.999%                                     132      15,607,571           5.35      9.480         345      78.77       66.82
10.000% - 10.999%                                    61       5,811,357           1.99     10.534         350      76.40       73.79
11.000% - 11.999%                                    31       2,498,524           0.86     11.513         354      70.81       69.25
12.000% - 12.999%                                    16       1,295,352           0.44     12.259         354      74.80       71.15
13.000% - 13.999%                                     1          84,481           0.03     13.000         354      79.99       79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.000%
Weighted Average: 7.273%


5. Range of Cut-off Date Principal Balances ($)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Cut-off                                           of          Date            Date        Gross     Remaining   Combined   Combined
Date Principal                                 Mortgage     Principal      Principal     Interest     Term      Original   Effective
Balances ($)                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                    26       1,292,443           0.44     10.027         317      64.53       63.49
$50,001 - $75,000                                   140       8,612,628           2.95      9.758         332      75.21       63.83
$75,001 - $100,000                                   98       8,582,607           2.94      9.639         352      79.28       68.97
$100,001 - $125,000                                  44       4,902,655           1.68      9.240         341      78.90       67.20
$125,001 - $150,000                                  29       4,010,935           1.37      9.268         348      79.73       68.15
$150,001 - $175,000                                  22       3,568,029           1.22      9.093         354      80.25       69.52
$175,001 - $200,000                                  18       3,397,637           1.16      9.115         354      79.23       66.87
$200,001 - $225,000                                   7       1,485,814           0.51      9.124         354      79.91       73.13
$225,001 - $250,000                                   4         956,216           0.33      9.176         355      75.79       69.87
$250,001 - $275,000                                   5       1,345,576           0.46      8.641         354      83.39       62.92
$275,001 - $300,000                                   1         298,998           0.10      9.000         354      80.00       80.00
$325,001 - $350,000                                   1         343,197           0.12     10.700         354      78.90       78.90
$350,001 - $375,000                                  65      23,742,556           8.13      6.903         354      81.18       66.97
$375,001 - $400,000                                  86      33,302,778          11.41      6.993         353      80.38       66.36
$400,001 - $425,000                                  64      26,400,881           9.04      6.975         351      81.50       66.34
$425,001 - $450,000                                  51      22,339,960           7.65      6.854         354      82.60       66.19
$450,001 - $475,000                                  37      17,196,386           5.89      7.022         354      84.08       66.21
$475,001 - $500,000                                  32      15,590,374           5.34      6.908         354      78.95       65.72
$500,001 - $750,000                                 137      80,682,005          27.64      7.044         354      81.78       69.50
$750,001 - $1,000,000                                29      24,640,817           8.44      6.650         354      74.62       74.62
$1,000,001 >=                                         8       9,224,236           3.16      6.779         354      64.01       64.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,622
Maximum: $1,470,620
Average: $322,917


6. Original Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
Original                                          of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                                   2         154,354           0.05      9.194         114      70.53       60.00
180                                                  20       1,676,765           0.57      8.362         174      68.36       63.41
240                                                  12       1,116,954           0.38      8.059         234      73.28       59.13
360                                                 870     288,968,657          98.99      7.263         354      80.03       68.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 358


7. Range of Remaining Terms (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Remaining                                         of          Date            Date        Gross     Remaining   Combined   Combined
Terms                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
(months)                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                              2         154,354           0.05      9.194         114      70.53       60.00
121 - 180                                            20       1,676,765           0.57      8.362         174      68.36       63.41
181 - 240                                            12       1,116,954           0.38      8.059         234      73.28       59.13
301 - 360                                           870     288,968,657          98.99      7.263         354      80.03       68.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 355
Weighted Average: 352


8. Range of Combined Original LTV Ratios (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range of                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Combined                                          of          Date            Date        Gross     Remaining   Combined   Combined
Original                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
LTV Ratios (%)                                  Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.01% - 10.00%                                        1          49,771           0.02      8.900         352      10.00       10.00
20.01% - 25.00%                                       5         401,217           0.14      9.331         354      21.68       21.68
30.01% - 35.00%                                       3         614,019           0.21      7.524         354      33.59       33.59
35.01% - 40.00%                                       7       1,282,864           0.44      7.482         354      38.62       38.62
40.01% - 45.00%                                       7         908,185           0.31      8.860         343      42.13       42.13
45.01% - 50.00%                                      16       4,188,569           1.43      7.455         352      47.82       47.82
50.01% - 55.00%                                      18       3,170,050           1.09      8.294         349      53.15       53.15
55.01% - 60.00%                                      17       6,751,889           2.31      7.280         353      58.57       58.57
60.01% - 65.00%                                      47      15,488,157           5.31      7.209         342      63.87       62.11
65.01% - 70.00%                                      61      21,146,470           7.24      7.232         352      68.89       66.08
70.01% - 75.00%                                      92      30,375,376          10.41      7.334         352      74.02       65.60
75.01% - 80.00%                                     263      88,805,952          30.42      7.184         353      79.66       67.75
80.01% - 85.00%                                     103      33,166,273          11.36      7.259         353      84.26       67.69
85.01% - 90.00%                                     122      44,740,753          15.33      7.182         353      89.53       68.15
90.01% - 95.00%                                     119      37,051,150          12.69      7.283         353      94.65       80.14
95.01% - 100.00%                                     23       3,776,035           1.29      8.673         354      99.48       87.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.00%
Maximum: 100.00%
Weighted Average: 79.93%


9. Range of Gross Margins (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Range                                           Number       Cut-off        Cut-off      Average     Average    Average     Average
of                                                of          Date            Date        Gross     Remaining   Combined   Combined
Gross                                          Mortgage     Principal      Principal     Interest     Term      Original   Effective
Margins (%)                                     Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
3.000% - 3.500%                                       1         376,000           0.13      6.400         354      80.00       60.00
3.501% - 4.000%                                      25      13,383,137           4.58      6.279         354      74.15       63.72
4.001% - 4.500%                                      54      29,789,183          10.20      6.360         354      75.92       67.64
4.501% - 5.000%                                     121      60,826,743          20.84      6.533         354      80.09       69.60
5.001% - 5.500%                                     103      48,908,843          16.75      6.900         354      83.11       68.32
5.501% - 6.000%                                      77      37,304,926          12.78      7.473         354      82.48       69.30
6.001% - 6.500%                                      42      16,234,803           5.56      7.783         354      81.27       66.52
6.501% - 7.000%                                      44      11,960,083           4.10      8.389         354      81.52       65.19
7.001% - 7.500%                                      20       4,640,439           1.59      8.963         354      76.02       74.15
7.501% - 8.000%                                      39       6,543,054           2.24     10.100         354      72.35       66.35
8.001% - 8.500%                                       7       1,076,867           0.37     10.409         354      75.21       75.21
8.501% - 9.000%                                       7         423,291           0.15     11.548         353      75.48       65.42
9.501% - 10.000%                                      1          72,257           0.02     11.950         349      48.33       48.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 9.750%
Non-Zero Weighted Average: 5.297%


10. Range of Minimum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Minimum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
5.001% - 5.500%                                       2         980,250           0.34      5.274         354      82.45       60.00
5.501% - 6.000%                                      41      18,843,535           6.46      5.962         354      77.69       64.92
6.001% - 6.500%                                     118      61,684,450          21.13      6.326         354      78.84       68.00
6.501% - 7.000%                                     120      59,758,420          20.47      6.796         354      81.41       68.01
7.001% - 7.500%                                      72      33,379,420          11.43      7.308         354      82.31       69.15
7.501% - 8.000%                                      44      21,617,919           7.41      7.775         354      82.01       70.24
8.001% - 8.500%                                      36      15,995,813           5.48      8.234         354      79.55       68.53
8.501% - 9.000%                                      33       9,531,494           3.27      8.792         354      79.69       72.28
9.001% - 9.500%                                      14       2,623,233           0.90      9.290         354      74.79       63.09
9.501% - 10.000%                                     18       3,087,893           1.06      9.680         354      75.65       67.69
10.001% - 10.500%                                    11       1,050,521           0.36     10.363         354      71.98       71.98
10.501% - 11.000%                                     8       1,168,805           0.40     10.797         354      74.78       74.78
11.001% - 11.500%                                     3         328,769           0.11     11.432         354      71.33       65.28
11.501% - 12.000%                                    12         839,565           0.29     11.877         354      58.69       58.69
12.001% - 12.500%                                     6         457,610           0.16     12.147         354      62.49       62.49
12.501% - 13.000%                                     3         191,927           0.07     12.617         354      80.03       55.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.720%
Non-Zero Weighted Average: 7.085%


11. Range of Maximum Mortgage Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
Range                                                       Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
of                                              Number       Cut-off        Cut-off      Average     Average    Average     Average
Maximum                                           of          Date            Date        Gross     Remaining   Combined   Combined
Mortgage                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Rates (%)                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
11.001% - 11.500%                                     2         980,250           0.34      5.274         354      82.45       60.00
11.501% - 12.000%                                    41      18,843,535           6.46      5.962         354      77.69       64.92
12.001% - 12.500%                                   118      61,684,450          21.13      6.326         354      78.84       68.00
12.501% - 13.000%                                   119      59,384,728          20.34      6.797         354      81.42       68.06
13.001% - 13.500%                                    73      33,753,113          11.56      7.301         354      82.28       69.05
13.501% - 14.000%                                    44      21,617,919           7.41      7.775         354      82.01       70.24
14.001% - 14.500%                                    36      15,995,813           5.48      8.234         354      79.55       68.53
14.501% - 15.000%                                    32       9,155,278           3.14      8.794         354      80.09       72.38
15.001% - 15.500%                                    14       2,623,233           0.90      9.290         354      74.79       63.09
15.501% - 16.000%                                    19       3,464,109           1.19      9.579         353      75.04       67.94
16.001% - 16.500%                                    11       1,050,521           0.36     10.363         354      71.98       71.98
16.501% - 17.000%                                     8       1,168,805           0.40     10.797         354      74.78       74.78
17.001% - 17.500%                                     3         328,769           0.11     11.432         354      71.33       65.28
17.501% - 18.000%                                    11         767,308           0.26     11.870         354      59.67       59.67
18.001% - 18.500%                                     6         457,610           0.16     12.147         354      62.49       62.49
18.501% - 19.000%                                     4         264,185           0.09     12.435         352      71.36       53.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.950%
Non-Zero Weighted Average: 13.088%


12. Initial Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Initial Cap (%)                                 Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
1.000%                                                5       2,282,307           0.78      6.934         354      84.68       78.94
2.000%                                               22      11,764,759           4.03      6.831         354      75.22       62.04
3.000%                                              514     217,492,562          74.51      7.102         354      80.26       68.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.929%


13. Periodic Cap (%)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Periodic                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Cap (%)                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
1.000%                                              541     231,539,627          79.32      7.087         354      80.05       68.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%


14. Next Rate Adjustment Dates

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Next                                            Number       Cut-off        Cut-off      Average     Average    Average     Average
Rate                                              of          Date            Date        Gross     Remaining   Combined   Combined
Adjustment                                     Mortgage     Principal      Principal     Interest     Term      Original   Effective
Dates                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    363      60,377,102          20.68      7.988         346      79.48       66.96
Feb-06                                                1          93,563           0.03     12.050         355      67.90       67.90
Jun-06                                                1         464,767           0.16      6.990         353      65.00       60.00
Jul-06                                                3       1,723,977           0.59      6.642         354      90.90       84.64
Feb-07                                                1          72,257           0.02     11.950         349      48.33       48.33
May-07                                                8       1,747,444           0.60      7.836         352      79.15       61.75
Jun-07                                               56      20,700,740           7.09      7.287         353      80.12       68.37
Jul-07                                              280     122,789,939          42.06      7.133         354      79.73       68.67
Aug-07                                               94      45,742,001          15.67      6.959         355      78.36       67.32
Apr-08                                                1         373,692           0.13      6.650         351      80.00       60.00
Jun-08                                                2       1,083,853           0.37      6.793         353      80.00       68.93
Jul-08                                               10       5,194,824           1.78      7.161         354      79.71       71.62
Aug-08                                                7       2,862,977           0.98      7.209         355      79.78       59.53
Apr-10                                                1         408,998           0.14      6.125         351      89.89       60.00
May-10                                               12       4,811,086           1.65      6.818         352      83.59       71.29
Jun-10                                               27      11,616,024           3.98      6.853         353      83.14       64.98
Jul-10                                               24       8,636,227           2.96      6.908         354      85.58       71.37
Aug-10                                                8       2,503,960           0.86      7.228         355      80.57       63.15
Jun-20                                                2         246,667           0.08      7.827         353      91.88       60.00
Jul-20                                                2         384,833           0.13      6.472         354      89.13       70.32
Aug-20                                                1          81,798           0.03      7.450         355      50.37       50.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-12-07


15. Geographical Distribution

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Geographical                                   Mortgage     Principal      Principal     Interest     Term      Original   Effective
Distribution                                    Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                          241     112,706,996          38.61      6.772         354      80.22       69.47
New York                                            111      40,838,305          13.99      7.348         354      81.56       68.40
Florida                                              78      24,074,534           8.25      7.456         354      77.86       67.40
New Jersey                                           41      17,197,663           5.89      7.486         354      75.53       64.25
Massachusetts                                        31      12,632,502           4.33      7.250         354      80.61       62.95
Virginia                                             29      10,297,547           3.53      7.906         346      79.92       67.10
Texas                                                67       9,726,192           3.33      8.011         341      78.74       67.88
Maryland                                             21       9,469,235           3.24      7.154         354      79.06       67.49
Michigan                                             35       5,066,669           1.74      8.380         340      78.58       65.44
Pennsylvania                                         27       4,401,065           1.51      8.241         351      76.52       63.13
Arizona                                              12       3,782,206           1.30      7.393         354      78.77       65.85
Other                                               211      41,723,815          14.29      7.818         350      81.48       68.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


16. Occupancy

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
                                               Mortgage     Principal      Principal     Interest     Term      Original   Effective
Occupancy                                       Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                             844     274,899,790          94.17      7.247         352      79.85       67.65
Investment                                           42       9,894,210           3.39      8.258         349      81.22       74.78
Second Home                                          18       7,122,729           2.44      6.909         354      81.46       71.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Property                                       Mortgage     Principal      Principal     Interest     Term      Original   Effective
Types                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             735     230,873,058          79.09      7.225         352      79.70       67.67
Planned Unit Development                             62      25,056,308           8.58      7.469         354      81.43       67.74
2-4 Family                                           49      21,961,042           7.52      7.315         354      81.69       71.69
Condo                                                35      11,836,048           4.05      7.381         354      77.90       65.20
Manufactured Housing                                 23       2,190,273           0.75      9.077         349      80.14       80.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Loan                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Purpose                                         Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 620     200,462,100          68.67      7.267         353      78.53       67.57
Purchase                                            230      79,399,902          27.20      7.195         354      83.16       68.79
Refinance - Rate Term                                54      12,054,728           4.13      7.886         344      82.00       69.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Documentation                                  Mortgage     Principal      Principal     Interest     Term      Original   Effective
Level                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                383     166,030,438          56.88      7.100         354      79.24       67.80
Full Documentation                                  509     120,981,224          41.44      7.522         350      80.99       68.28
No Documentation                                     10       3,734,732           1.28      6.803         354      76.27       62.16
Lite Documentation                                    2       1,170,337           0.40      7.576         355      81.31       79.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
Original                                        Number       Cut-off        Cut-off      Average     Average    Average     Average
Prepayment                                        of          Date            Date        Gross     Remaining   Combined   Combined
Penalty                                        Mortgage     Principal      Principal     Interest     Term      Original   Effective
Term (months)                                   Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
None                                                226      64,835,892          22.21      7.566         351      77.86       66.03
12 Months                                           119      46,045,640          15.77      7.315         354      80.96       68.34
24 Months                                           316     128,977,240          44.18      7.014         354      80.10       69.23
36 Months                                           243      52,057,957          17.83      7.513         349      81.19       66.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
Lien                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Position                                        Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                            862     287,495,504          98.49      7.225         352      79.88       67.74
2nd Lien                                             42       4,421,226           1.51     10.423         354      83.27       83.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                            Aggregate      Aggregate     Weighted   Weighted    Weighted   Weighted
                                                Number       Cut-off        Cut-off      Average     Average    Average     Average
                                                  of          Date            Date        Gross     Remaining   Combined   Combined
FICO                                           Mortgage     Principal      Principal     Interest     Term      Original   Effective
Score                                           Loans      Balance ($)      Balance      Rate (%)   (months)    LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                  43       3,587,487           1.23      9.566         354      69.61       69.61
500 - 500                                             1         249,305           0.09      8.990         355      64.94       60.00
501 - 520                                            56      12,528,703           4.29      8.791         351      71.23       63.33
521 - 540                                            59      13,643,652           4.67      8.779         354      75.25       64.83
541 - 560                                            64      14,283,059           4.89      8.187         350      74.38       63.58
561 - 580                                            84      19,457,567           6.67      7.961         350      76.94       63.29
581 - 600                                           107      30,994,172          10.62      7.357         352      78.33       70.71
601 - 620                                           119      39,066,352          13.38      7.382         353      80.00       70.96
621 - 640                                           111      40,781,990          13.97      7.006         353      81.24       68.48
641 - 660                                            91      38,703,154          13.26      6.823         352      82.14       65.85
661 - 680                                            52      23,794,018           8.15      6.653         354      81.83       66.83
681 - 700                                            36      16,594,773           5.68      6.618         354      83.13       71.24
701 - 720                                            33      16,739,742           5.73      6.513         354      83.79       71.45
721 - 740                                            21       9,991,701           3.42      6.493         353      86.45       67.07
741 - 760                                            18       8,162,341           2.80      6.595         354      83.56       71.93
761 - 780                                             8       2,869,163           0.98      6.820         337      80.34       70.43
781 - 800                                             1         469,551           0.16      6.800         354      80.00       60.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                              904     291,916,730         100.00      7.273         352      79.93       67.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 781
Non-Zero Weighted Average: 628


                                       A-3